                    As Filed with the SEC on April 30, 2001


                                                        Registration No. 2-28316

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    Form N-3

                             REGISTRATION STATEMENT

                                      under


                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 57


                                       and


                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 34


                                   ----------

                   THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2
                           (Exact Name of Registrant)

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                           (Name of Insurance Company)

                                751 Broad Street
                          Newark, New Jersey 07102-3777
                                 (973) 802-8781
              (Address and telephone number of Insurance Company's
                          principal executive offices)

                                   ----------


                               Jonathan D. Shain
                              Gateway Center Three
                         100 Mulberry Street, 4th Floor
                                Newark, NJ 07102
                     (Name and address of agent for service)


                                    Copy to:
                           Christopher E. Palmer, Esq.
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036




It is proposed that this filing will become effective (Check appropriate space):

_______immediately upon filing pursuant to paragraph (b) of Rule 485


   X   on May 1, 2001 pursuant to paragraph (b) of Rule 485
-------


_______60 days after filing pursuant to paragraph (a)(i) of Rule 485


       on             pursuant to paragraph (a)(i) of Rule 485
-------


_______75 days after filing pursuant (a)(ii) of Rule 485
_______on___________pursuant to paragraph (a)(ii) of Rule 485
           (date)

If appropriate, check the following box:

_________this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
May 1, 2001


                   THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

The Prudential Variable Contract Account-2 invests primarily in equity securities of major, established corporations. Its investment goal is long term growth of capital. This means we look for investments whose price we expect will increase over several years.

This prospectus describes a contract (the Contract) offered by The Prudential Insurance Company of America (Prudential) for use in connection with retirement arrangements that qualify for federal tax benefits under Section 403(b) of the Internal Revenue Code of 1986, as amended. Contributions under the Contract may be invested in The Prudential Variable Contract Account-2 (VCA 2).

Please read this prospectus before investing and keep it for future reference. To learn more about the Contract, you can get a copy of the VCA 2 Statement of Additional Information (SAI) dated May 1, 2001. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus.

The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. For a free copy of the SAI, call us at:
1-800-458-6333 or write us at:


The Prudential Insurance Company of America
Prudential Retirement Services
30 Scranton Office Park
Scranton, PA 18507-1789


FILING THIS PROSPECTUS WITH THE SEC DOES NOT MEAN THAT THE SEC HAS DETERMINED THAT THE CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

INVESTMENT IN THE CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. AN INVESTMENT IN THE CONTRACT IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------


                                                   [PRUDENTIAL FINANCIAL LOGO]

                               Table of Contents

                                                                            PAGE
GLOSSARY OF SPECIAL TERMS..............................................        3
FEE TABLE..............................................................        4
SUMMARY................................................................        5
PRUDENTIAL.............................................................        7
VCA 2..................................................................        7
INVESTMENT PRACTICES...................................................        7
DETERMINATION OF NET ASSET VALUE.......................................       10
MANAGEMENT.............................................................       10
CONTRACT CHARGES.......................................................       10
  Sales Charge.........................................................       10
  Administration Fee...................................................       10
  Modification of Sales Charge and Administration Fee..................       11
  Mortality and Expense Risk Fee.......................................       11
  Investment Management Fee............................................       11
THE CONTRACT...........................................................       11
  The Accumulation Period..............................................       11
     1. Contributions..................................................       11
     2. The Unit Value.................................................       12
     3. Withdrawal of Contributions....................................       12
     4. Systematic Withdrawal Plan.....................................       12
     5. Texas Optional Retirement Program..............................       13
     6. Death Benefits.................................................       13
     7. Discontinuance of Contributions................................       14
     8. Continuing Contributions Under New Employer....................       14
     9. Transfer Payments..............................................       14
    10. Requests by Telephone and Other Electronic Means...............       15
    11. Prudential Mutual Funds........................................       15
    12. Discovery SelectSM Group Retirement Annuity....................       15
    13. Modified Procedures............................................       16
  The Annuity Period...................................................       16
     1. Variable Annuity Payments......................................       16
     2. Electing the Annuity Date and Form of Annuity..................       16
     3. Available Forms of Annuity.....................................       16
     4. Purchasing the Annuity.........................................       17
     5. Assumed Investment Result......................................       17
     6. Schedule of Variable Annuity Purchase Rates....................       18
     7. Deductions for Taxes on Annuity Considerations.................       18
  Assignment...........................................................       18
  Changes in the Contract..............................................       18
  Reports..............................................................       18
  Performance Information..............................................       18
  Participation in Divisible Surplus...................................       18
FEDERAL TAX STATUS.....................................................       19
VOTING RIGHTS..........................................................       20
LITIGATION.............................................................       20
ADDITIONAL INFORMATION.................................................       22
TABLE OF CONTENTS - STATEMENT OF ADDITIONAL INFORMATION................       23
FINANCIAL HIGHLIGHTS...................................................       24

                            Glossary of Special Terms
                            -------------------------

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

ACCUMULATION PERIOD: The period that begins with the Contract date and ends when you start receiving income payments or earlier if the Contract is terminated through a full withdrawal or payment of a death benefit.

CONTRACT: The group variable annuity contract described in this prospectus.

CONTRACTHOLDER: The employer, association or trust to which Prudential has issued a Contract.

CONTRIBUTIONS: Payments made under the Contract for the benefit of a Participant.

INCOME PERIOD: The period that begins when you start receiving income payments under the Contract.

NASDAQ: A computerized system that provides price quotations for certain securities traded over-the-counter as well as many New York Stock Exchange listed securities.

PARTICIPANT OR YOU: The person for whose benefit contributions are made under a Contract.

PRUDENTIAL OR WE: The Prudential Insurance Company of America.

PRUDENTIAL'S GROUP TAX-DEFERRED ANNUITY PROGRAM: A Contractholders' program providing for contributions under the contract, a companion fixed-dollar annuity Contract or a combination of the two.

SEPARATE ACCOUNT: Contributions allocated to VCA 2 are held by Prudential in a separate account.

TAX DEFERRAL: A way to increase your assets without being taxed every year. Taxes are not paid on investment gains until you receive a distribution, such as a withdrawal or annuity payment.

UNIT AND UNIT VALUE: You are credited with Units in VCA 2. Initially, the number of Units credited to you is determined by dividing the amount of the contribution made on your behalf by the applicable Unit Value for that day for VCA 2. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of VCA 2 plus any charges and fees that may apply to you.

                                    Fee Table
                                    ---------

PARTICIPANT TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of contributions made).   2.5%
Maximum Deferred Sales Load.............................................   None
Exchange Fee............................................................   None
ANNUAL ADMINISTRATION FEE (maximum)*....................................    $30

ANNUAL ACCOUNT OPERATING EXPENSES (as a percentage of average net assets)
Management Fees.........................................................  .125%
Mortality and Expense Risk Fee*.........................................  .375%
                                                                          -----
Total Annual Expenses...................................................  .500%

------------------------------
*While a Participant is receiving annuity payments, we do not charge the annual administration fee or (for the variable annuity certain option) the mortality and expense risk fee.

EXAMPLE

This example will help you compare the fees and expenses of the Contract with other variable annuity contracts. It is based on information for VCA 2 for the fiscal year ended December 31, 2000.** This example should not be considered as representative of past or future expenses. Actual expenses may be greater or less than those shown.

                                                      1 year   3 years   5 years    10 years
                                                       -----     -----     -----       -----
You would pay the following expenses on each $1,000
invested assuming a 5% annual return. You would pay
the same expenses whether you withdraw from VCA 2,
remain as a Participant or annuitize at the end of
each period.......................................       30        41        52          86

------------------------------

**The annual administration fee is reflected in the above example on the assumption that it is deducted from the Contract in the same proportions as the aggregate annual administration fees are deducted from the fixed dollar or VCA 2 Contracts. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.
    The Financial Highlights Table appears at the end of this Prospectus.

                                     Summary
                                     -------

                                  THE CONTRACTS

The VCA 2 Contract is a GROUP VARIABLE ANNUITY CONTRACT. A group variable annuity contract is a contract between a Contractholder and Prudential, an insurance company. The Contract is intended for retirement savings or other long-term investment purposes. The Contract, like all deferred annuity contracts, has two phases - an accumulation period and an income period. During the accumulation period, earnings accumulate on a tax-deferred basis. That means you are only taxed on the earnings when you withdraw them. The second phase - the income period - occurs when you begin receiving regular payments from the Contract. The amount of money earned during the accumulation period determines the amount of payments you will receive during the income period.

The Contract generally is issued to employers who make contributions on behalf of their employees under Section 403(b) of the Internal Revenue Code. In this case, the employer is called the "Contractholder" and the person for whom contributions are being made is called a "Participant" or "you."

                 PRUDENTIAL'S GROUP TAX DEFERRED ANNUITY PROGRAM

PRUDENTIAL'S GROUP TAX DEFERRED ANNUITY PROGRAM CONSISTS OF THE FOLLOWING
CONTRACTS:

       - the VCA 2 Contract described in this prospectus,

       - certain fixed dollar annuity contracts that are offered as companion to the VCA 2 Contract (but are not described in this prospectus), and

       - contracts combining the VCA 2 Contract and a fixed dollar annuity contract.

                                     CHARGES

We deduct a sales charge of 2.5% from each contribution at the time it is made. This means 97.5% of each contribution is invested in VCA 2. This charge is paid to Prudential to cover its expenses in marketing and selling the VCA 2 Contract. The maximum sales charge may be changed by Prudential on 90 days' notice.

In addition, we charge an annual administration fee for recordkeeping and other administrative expenses. This charge will not exceed $30 in any calendar year. We will automatically deduct it from your account. (If you also have a fixed-dollar annuity contract under Prudential's Group Tax Deferred Annuity Program, the fee will be divided between that contract and your VCA 2 account.)

We also charge for investment management services and for mortality and expense risks we assume. Those charges are deducted daily at annual rates of 0.125% and 0.375%, respectively, of the value of your VCA 2 account.

                             WITHDRAWALS & TRANSFERS

All traditional written requests and notices required or permitted under the Contract - other than withdrawal requests and death benefit claims - should be sent to Prudential at the address on the cover of this prospectus. You can also use that address for any written inquiries you may have.

As explained later, notices, forms and requests for transactions related to the Contract may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and participants.

All permitted telephone transactions may normally be initiated by calling Prudential at 800-458-6333. All permitted internet transactions may be made through www.prudential.com. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to participants as authorized by the Contractholder.

Your ability to make withdrawals under your Contract is limited by federal tax law. Your employer - the Contractholder - may impose additional restrictions. If you are allowed to make withdrawals, you may submit a permitted, traditional written withdrawal request to us in any of the following ways:

       - by U.S. mail to Prudential Investments, P.O. Box 5410, Scranton, Pennsylvania 18505-5410.

       - by other delivery service - for example, Federal Express - to Prudential Investments, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789.

       - by fax to Prudential Investments, Attn: Client Payments at (570) 340-4328.

Requests for death benefits must also be submitted in writing by one of the means listed above.

To process a withdrawal request or death benefit claim, it must be submitted to Prudential in "good order," which means all requested information must be submitted in a manner satisfactory to Prudential.

In some cases, the Contractholder or a third-party may provide recordkeeping services for the Contract instead of Prudential. In that case, withdrawal and transfer procedures may vary.

                                   Prudential
                                   ----------

Prudential is a mutual life insurance company organized in 1875 under the laws of New Jersey. Its corporate offices are located at 751 Broad Street, Newark, New Jersey 07102-3777. It has been investing for pension funds since 1928. Prudential is the issuer of the VCA 2 Contract.


Prudential is currently pursuing reorganizing itself into a publicly traded stock company through a process known as "demutualization". On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. On December 15, 2000, the Board of Directors adopted a plan of reorganization pursuant to that legislation and authorized management to submit an application to the New Jersey Commissioner of Banking and Insurance for approval of the plan. However, demutualization is a complex process and a number of additional steps must be taken before the demutualization can occur, including a public hearing, voting by qualified policyholders, and regulatory approval. Prudential is planning on completing this process in 2001, but there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans. As a general rule, the plan of reorganization provides that, in order for policies or contracts to be eligible for compensation in the demutualization, they must have been in force on the date the Board of Directors adopted the plan, December 15, 2000.

UNTIL DEMUTUALIZATION OCCURS, A POLICY OR CONTRACT ISSUED BY PRUDENTIAL HAS OWNERSHIP INTERESTS, WHICH GENERALLY INCLUDE THE RIGHT TO VOTE FOR THE BOARD OF DIRECTORS. THESE RIGHTS WOULD END ONCE PRUDENTIAL DEMUTUALIZES. ALL THE GUARANTEED BENEFITS DESCRIBED IN YOUR POLICY OR CONTRACT WOULD STAY THE SAME.

                                      VCA 2
                                      -----

VCA 2 was created on January 9, 1968. It is a separate account of Prudential, which means its assets are the property of Prudential but are kept separate from Prudential's general assets and cannot be used to meet liabilities from Prudential's other businesses.

VCA 2 is registered with the SEC as an open-end, diversified management investment company.

                              Investment Practices
                              --------------------

Before making your investment decision, you should carefully review VCA 2's investment objective and policies. There is no guarantee that the investment objective of VCA 2 will be met.

                        INVESTMENT OBJECTIVE AND POLICIES

VCA 2's investment objective is LONG-TERM GROWTH OF CAPITAL. VCA 2 will seek to achieve this objective by investing primarily in EQUITY SECURITIES of major, established corporations. Current income, if any, is incidental to this objective. VCA 2 may also invest in PREFERRED STOCKS, WARRANTS, CONVERTIBLE BONDS or other equity-related securities.

Equity securities are subject to COMPANY RISK. The price of stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Equity securities are also subject to MARKET RISK stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves the possibility of being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of stock are likely to drop.

Under normal market conditions, VCA 2 may also invest up to 20% of its total assets in short, intermediate or long term DEBT INSTRUMENTS that have been rated "investment grade." (This means major rating services, like Standard & Poor's Ratings Group or Moody's Investors Service Inc., have rated the securities within one of their four highest rating groups.) In response to adverse market conditions, we may invest a higher percentage in debt instruments. There is the risk that the value of a particular debt instrument could decrease. Debt instruments may involve CREDIT RISK - the risk that the borrower will not repay an obligation, and MARKET RISK the risk that interest rates may change and affect the value of the investment.

VCA 2 may also invest in foreign securities in the form of AMERICAN DEPOSITARY RECEIPTS (ADRs). ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank. We may purchase ADRs that are traded on a U.S. exchange or in an over-the-counter market. ADRs are generally thought to be less risky than direct investment in foreign securities because they can be transferred easily, have readily available market quotations, and the foreign companies that issue them are usually subject to the same types of financial and accounting standards as U.S. companies. Nevertheless, as foreign securities, ADRs involve special risks that should be considered carefully by investors. These risks include political and/or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, and the fact that there may be less publicly available information about a foreign company than about a U.S. company.

VCA 2 may also purchase and sell FINANCIAL FUTURES CONTRACTS, including futures contracts on stock indexes, interest-bearing securities (for example, U.S. Treasury bonds and notes) or interest rate indexes. In addition, we may purchase and sell futures contracts on foreign currencies or groups of foreign currencies. Under a financial futures contract the seller agrees to sell a set amount of a particular financial instrument or currency at a set price and time in the future. Under a stock index futures contract, the seller of the contract agrees to pay to the buyer an amount in cash which is equal to a set dollar amount multiplied by the difference between the set dollar amount and the value of the index on a specified date. No physical delivery of the stocks making up the index is made. VCA 2 will use futures contracts only to hedge its positions with respect to securities, interest rates and foreign securities.

The use of futures contracts for hedging purposes involves several risks. While our hedging transactions may protect VCA 2 against adverse movements in interest rates or other economic conditions, they may limit our ability to benefit from favorable movements in interest rates or other economic conditions. There are also the risks that we may not correctly predict changes in the market and that there may be an imperfect correlation between the futures contract price movements and the securities being hedged. Nor can there be any assurance that a liquid market will exist at the time we wish to close out a futures position. Most futures exchanges and boards of trade limit the amount of fluctuation in futures prices during a single day - once the daily limit has been reached, no trades may be made that day at a price beyond the limit. It is possible for futures prices to reach the daily limit for several days in a row with little or no trading. This could prevent us from liquidating an unfavorable position while we are still required to meet margin requirements and continue to incur losses until the position is closed.

In addition to futures contracts, VCA 2 is permitted to purchase and sell OPTIONS on equity securities, debt securities, securities indexes, foreign currencies and financial futures contracts. An option gives the owner the right to buy (a call option) or sell (a put option) securities at a specified price during a given period of time. VCA 2 will only invest in "covered" options. An option can be covered in a variety of ways, such as setting aside certain securities or cash equal in value to the obligation under the option.

Options involve certain risks. We may not correctly anticipate movements in the relevant markets. If this happens, VCA 2 would realize losses on its options position. In addition, options have risks related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although generally VCA 2 will only purchase or write exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange or otherwise may exist and we might not be able to effect closing transactions in particular options. In this event, VCA 2 would have to exercise its options in order to realize any profit and would incur brokerage commissions both upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of such options (or upon the purchase of underlying securities for the exercise of put options). If VCA 2 - as a covered call option writer - is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

VCA 2 may invest in SECURITIES BACKED BY REAL ESTATE or shares of real estate investment trusts - called REITS - that are traded on a stock exchange or NASDAQ. These types of securities are sensitive to factors that many other securities are not - such as real estate values, property taxes, overbuilding, cash flow and the management skill of the issuer. They may also be affected by tax and regulatory requirements, such as those relating to the environment.

From time to time, VCA 2 may invest in REPURCHASE AGREEMENTS. In a repurchase agreement, one party agrees to sell a security and also to repurchase it at a set price and time in the future. The period covered by a repurchase period is usually very short - possibly overnight or a few days - though it can extend over a number of months. Because these transactions may be considered loans of money to the seller of the underlying security, VCA 2 will only enter into repurchase agreements that are fully collaterized. VCA 2 will not enter into repurchase agreements with Prudential or its affiliates as seller. However, VCA 2 may enter into joint repurchase transactions with other Prudential investment companies.

VCA 2 may also enter into REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLL TRANSACTIONS. In a reverse repurchase arrangement, VCA 2 agrees to sell one of its portfolio securities and at the same time agrees to repurchase the same security at a set price and time in the future. During the reverse repurchase period, VCA 2 often continues to receive principal and interest payments on the security that it "sold." Each reverse repurchase agreement reflects a rate of interest for use of the money received by VCA 2 and for this reason, has some characteristics of borrowing. Dollar rolls occur when VCA 2 sells a security for delivery in the current month and at the same time agrees to repurchase a substantially similar security from the same party at a specified price and time in the future. During the roll period, VCA 2 does not receive the principal or interest earned on the underlying security. Rather, it is compensated by the difference in the current sales price and the specified future price as well as by interest earned on the cash proceeds of the original "sale." Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities held by VCA 2 may decline below the price of the securities VCA 2 has sold but is obligated to repurchase. In addition, if the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, VCA 2's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce VCA 2's obligation to repurchase the securities.

From time to time, VCA 2 may purchase or sell securities on a WHEN-ISSUED or DELAYED DELIVERY basis - that is, delivery and payment can take place a month or more after the date of the transaction. VCA 2 will enter into when-issued or delayed delivery transactions only when it intends to actually acquire the securities involved.

VCA 2 may also enter into SHORT SALES AGAINST THE BOX. In this type of short sale, VCA 10 owns the security sold (or one convertible into it) but borrows the stock for the actual sale.

VCA 2 may enter into INTEREST RATE SWAP TRANSACTIONS. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 2 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same - to increase or decrease exposure to long- or short-term interest rates. For example, VCA 2 may enter into a swap transaction to preserve a return or spread on a particular investment to a portion of its portfolio or to protect against any increase in the price of securities that VCA 2 anticipates purchasing at a later date. VCA 2 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.

The use of swap agreements is subject to certain risks. As with options and futures, if our prediction of interest rate movements is incorrect, VCA 2's total return will be less than if we had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA 2 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

VCA 2 may also use FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. VCA 2's successful use of forward foreign currency exchange contracts depends on our ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.

VCA 2 may LEND its portfolio securities and invest up to 15% of its net assets in ILLIQUID SECURITIES. Illiquid securities include those without a readily available market and repurchase agreements with maturities of longer than 7 days.

There is risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any investment, an investment in VCA 2 could lose value, and you could lose money.

Additional information about investment policies and restrictions, including the risks associated with their use, is provided in the SAI.

                           Determination of Unit Value
                           ---------------------------

To keep track of investment results, each Participant is credited with Units in VCA 2. Initially, the number of Units credited to a Participant is determined by dividing the amount of the contribution made on his or her behalf by the applicable Unit Value for that day for VCA 2. After that, the Unit Value is adjusted each day to reflect the investment returns and expenses of VCA 2 and certain Contract charges.

The Unit Value is determined once a day - at 4:00 p.m. New York time - on each day the New York Stock Exchange is open for business. If the New York Stock Exchange closes early on a day, the Unit Value will be calculated some time between the closing time and 4:00 p.m. on that day.

EQUITY SECURITIES are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

All SHORT-TERM DEBT SECURITIES having remaining maturities of 60 days or less are valued at amortized cost. This valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases (or increases when a security is purchased at a discount) in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value.

OTHER DEBT SECURITIES - those that are not valued on an amortized cost basis - are valued using an independent pricing service.

OPTIONS ON STOCK AND STOCK INDEXES that are traded on an national securities exchange are valued at the average of the bid and asked prices as of the close of that exchange.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE AVAILABLE will be valued at fair value by Prudential Investments Fund Management LLC under the supervision of the VCA 2 Committee.

                                   Management
                                   ----------

VCA 2 has a Committee - similar to a board of directors - that provides general supervision. The members of the VCA 2 Committee are elected for indefinite terms by the Participants of VCA 2. A majority of the members of the Committee are not "interested persons" of Prudential or its affiliates, as defined by the Investment Company Act of 1940 (the 1940 Act).


Since December, 2000, Prudential Investments Fund Management LLC (PIFM), a Prudential subsidiary, has served as investment manager to VCA 2. Previously, Prudential served as investment manager to VCA 2. PIFM is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077. PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2000, PIFM served as the manager to 39 mutual funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $76 billion.

Under a management agreement with VCA 2, PIFM manages VCA 2's investment operations and administers its business affairs, and is paid the same management fee that Prudential previously was paid (i.e., 0.125% annually of the average daily net assets of VCA 2). Under the management agreement with VCA 2, PIFM is responsible for selecting and monitoring one or more sub-advisors to handle the day-to-day investment management of VCA 2. PIFM, not VCA 2, pays the fees of the sub-advisors. Pursuant to an order issued by the SEC, VCA 2 may add or change a sub-advisor, or change the agreement with a sub-advisor, if PIFM and VCA 2's Committee concludes that doing so is in the best interests of VCA 2 contractowners and participants. VCA 2 can make these changes without contractowner/participant approval, but will notify contractowners/participants investing in VCA 2 of any such changes.

VCA 2's current sub-advisor is Jennison Associates LLC (Jennison), a Prudential subsidiary. Jennison is located at 466 Lexington Avenue, New York, New York 10017. Jennison generally manages all the equity mutual funds within the Prudential mutual fund complex. Under its agreement with Jennison, PIFM pays Jennison the entire management fee that PIFM receives.

Jennison may use affiliated brokers to execute brokerage transactions on behalf of VCA 2 as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. More information about brokerage transactions is included in the SAI.

                                Contract Charges
                                ----------------

We list below the current charges under the Contract. On 90 days' notice, we may change the sales charge, administration fee and the mortality and expense risk fee. The investment management fee generally may be changed only with Participant approval.

                                  SALES CHARGE

We deduct a sales charge of 2.5% from each contribution at the time it is made. This means 97.5% of each contribution is invested in VCA 2. This sales charge is designed to pay our sales and marketing expenses for VCA 2.

                               ADMINISTRATION FEE

We charge an annual administration fee for recordkeeping and other administrative expenses. This fee will not exceed $30 in any calendar year and will be automatically deducted from your account. (If you also have a fixed-dollar annuity contract under Prudential's Group Tax Deferred Annuity Program, the fee will be divided between that and your VCA 2 account.)

We deduct the administration fee on the last business day of each calendar year. New Participants will only be charged a portion of the annual administration fee, depending on the number of months remaining in the calendar year after the first contribution is made.

If you withdraw all of your contributions before the end of a year, we will deduct the fee on the date of the last withdrawal. After that, you may only make contributions as a new Participant, in which case you will be subject to the annual administration fee on the same basis as other new Participants. If a new Participant withdraws all of his or her Units during the first year of participation under the Contract, the full annual administration fee will be charged.

               MODIFICATION OF SALES CHARGE AND ADMINISTRATION FEE

Prudential may reduce or waive the sales charge or administrative fee or both with respect to a particular Contract. We will only do this if we think that our sales or administrative costs with respect to a Contract will be less than for other Contracts. This might occur, for example, if Prudential is able to save money by using mass enrollment procedures or if recordkeeping or sales efforts are performed by the Contractholder or a third party. You should refer to your Contract documents which set out the exact amount of fees and charges that apply to your Contract.

                         MORTALITY AND EXPENSE RISK FEE

A "mortality risk" charge is paid to Prudential for assuming the risk that a Participant will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. In addition, an "expense risk" charge is paid to Prudential for assuming the risk that the current charges will not cover the cost of administering the Contract in the future. We deduct these charges daily. We compute the charge at an effective annual rate of 0.375% of the current value of your account (0.125% is for assuming the mortality risk, and 0.250% is for assuming the expense risk).

                            INVESTMENT MANAGEMENT FEE

Like certain other variable annuity contracts, VCA 2 is subject to a fee for investment management services. We deduct this charge daily. We compute the charge at an effective annual rate of 0.125% of the current value of your VCA 2 account.

                                  The Contract
                                  ------------

The Contract described in this prospectus is generally issued to an employer that makes contributions on behalf of its employees. The Contract can also be issued to associations or trusts that represent employers or represent individuals who themselves become Participants. Once a Participant begins to receive annuity payments, Prudential will provide to the Contractholder - for delivery to the Participant - a certificate which describes the variable annuity benefits which are available to the Participant under the Contract.

                              THE ACCUMULATION PERIOD

1. Contributions

When you first become a Participant under the Contract, you must indicate if you want contributions made on your behalf to be allocated between VCA 2 and a companion fixed dollar annuity contract. You can change this allocation from time to time. The discussion below applies only to contributions to VCA 2.

When a contribution is made, we invest 97.5% of it in VCA 2. (The remaining 2.5% is for the sales charge.) You are credited with a certain number of Units, which are determined by dividing the amount of the contribution (less the sales charge) by the Unit Value for VCA 2 for that day. Then the value of your Units is adjusted each business day to reflect the performance and expenses of VCA 2. Units will be redeemed as necessary to pay your annual administration fee.

The first contribution made on your behalf will be invested within two business days after it has been received by us if we receive your enrollment form in "good order." (This means that all requested information must be submitted in a manner satisfactory to Prudential.) If an initial contribution is made on your behalf and the enrollment form is not in order, we will place the contribution into one of two money market options until the paperwork is complete. The two money market options are:

- If the Contractholder has purchased only a VCA 2 Contract or a VCA 2 Contract together with either a group variable annuity contract issued through Prudential's MEDLEY Program or unaffiliated mutual funds, then the initial contribution will be invested in The Prudential Variable Contract Account-11 within Prudential's MEDLEY Program.

- If the Contractholder has purchased a VCA 2 Contract as well as shares of a money market fund, the initial contribution will be invested in that money market fund.

In this event, the Contractholder will be promptly notified. However, if the enrollment process is not completed within 105 days, we will redeem the investment in the money market option. The redemption proceeds plus any earnings will be paid to the Contractholder. Any proceeds paid to the Contractholder under this procedure may be considered a prohibited transaction and taxable reversion to the Contractholder under current provisions of the Code. Similarly, returning proceeds may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974, as amended (ERISA), to hold all plan assets in trust. Both problems may be avoided if the Contractholder arranges to have the proceeds paid into a qualified trust or annuity contract.

2. The Unit Value

Unit Value is determined each business day by multiplying the previous day's Unit Value by the "gross change factor" for the current business day and reducing this amount by the daily equivalent of the investment management and mortality and expense risk charges. The gross change factor for VCA 2 is determined by dividing the current day's net assets, ignoring changes resulting from new purchase payments and withdrawals, by the previous day's net assets.

3. Withdrawal of Contributions

Because the Contract is intended as a part of your retirement arrangements there are certain restrictions on when you can withdraw contributions. Under Section 403(b) of the Internal Revenue Code, contributions made from a Participant's own salary (before taxes) cannot be withdrawn unless the Participant is at least
59 1/2 years old, no longer works for his or her employer, becomes disabled or dies. (Contributions made from your own salary after December 31, 1988 may sometimes be withdrawn in the case of hardship, but you need to check your particular retirement arrangements.) Some retirement arrangements will allow you to withdraw contributions made by the employer on your behalf or contributions you have made with after-tax dollars.

If your retirement arrangement permits, you may withdraw at any time the dollar value of all of your VCA Units as of December 31, 1988.

Spousal Consent. Under certain retirement arrangements, ERISA requires that married Participants must obtain their spouses' written consent to make a withdrawal request. The spouse's consent must be notarized or witnessed by an authorized plan representative.

BECAUSE WITHDRAWALS WILL GENERALLY HAVE FEDERAL TAX IMPLICATIONS, WE URGE YOU TO CONSULT WITH YOUR TAX ADVISER BEFORE MAKING ANY WITHDRAWALS UNDER THE CONTRACT.

Payment of Redemption Proceeds. In most cases, once we receive a withdrawal request in good order, we will pay you the redemption amount within seven days. The SEC permits us to delay payment of redemption amounts beyond seven days under certain circumstances - for example, when the New York Stock Exchange is closed or trading is restricted.

4. Systematic Withdrawal Plan

If you are at least 59 1/2 years old and have Units equal to least $5,000, you may be able to participate in the Systematic Withdrawal Plan. Participants under the age of 59 1/2 may also be able to participate in the Systematic Withdrawal Plan if they no longer work for the Contractholder. Regardless of your age, participation in this program may be restricted by your retirement arrangement. Please consult your Contract documents.

RECEIVING PAYMENTS UNDER THE SYSTEMATIC WITHDRAWAL PLAN MAY HAVE SIGNIFICANT TAX CONSEQUENCES AND PARTICIPANTS SHOULD CONSULT WITH THEIR TAX ADVISER BEFORE SIGNING UP.

Generally, amounts you withdraw under the Systematic Withdrawal Plan will be taxable at ordinary income tax rates. In addition, if you have not reached age 59 1/2, the withdrawals will generally be subject to a 10% premature distribution penalty tax. Withdrawals you make after the later of (i) age
70 1/2 or (ii) your retirement, must satisfy certain minimum distribution rules. Withdrawals by beneficiaries must also meet certain minimum distribution rules.

Plan enrollment. To participate in the Systematic Withdrawal Plan, you must make an election on a form approved by Prudential. (Under some retirement arrangements, if you are married you may also have to obtain your spouse's consent in order to participate in the Systematic Withdrawal Plan.) You can choose to have withdrawals made on a monthly, quarterly, semi-annual or annual basis. On the election form or equivalent electronic means, you will also be asked to indicate whether you want payments in equal dollar amounts or made over a specified period of time. If you choose the second option, the amount of the withdrawal payment will be determined by dividing the total value of your Units by the number of withdrawals left to be made during the specified time period. These payments will vary in amount reflecting the investment performance of VCA 2 during the withdrawal period. You may change the frequency of withdrawals, as well as the amount, once during each calendar year on a form (or equivalent electronic means) which we will provide to you on request.

Termination of Systematic Withdrawal Plan Participation. You may terminate your participation in the Systematic Withdrawal Plan at any time upon notice to us. If you do so, you cannot participate in the Systematic Withdrawal Plan again until the next calendar year.

Additional Contributions. If you have elected to participate in the Systematic Withdrawal Plan, contributions may still be made on your behalf. These contributions will be subject to the sales charge, so you should carefully consider the effect of these charges while making withdrawals at the same time.

Non-Prudential Recordkeepers. If the Contractholder or some other organization provides recordkeeping services for your Contract, different procedures under the Systematic Withdrawal Plan may apply.

5. Texas Optional Retirement Program

Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program in order to comply with the provisions of Texas law relating to this program. Please refer to your Contract documents if this applies to you.

6. Death Benefits

In the event a Participant dies before the accumulation period under a Contract is completed, a death benefit will be paid to the Participant's designated beneficiary. The death benefit will equal the value of the Participant's Units (less the full annual administration charge) on the day we receive the claim in good order.

Payment Methods. You, the Participant, can elect to have the death benefit paid to your beneficiary in one cash sum, as systematic withdrawals, as a variable annuity, or a combination of the three, subject to the minimum distribution rules of Section 401(a)(9) of the Internal Revenue Code described below. If a Participant does not make an election, his or her beneficiary must chose from these same three options (or a combination) before the LATER to occur of: the first anniversary of the Participant's death or two months after Prudential receives due proof of the Participant's death. For benefits accruing after December 31, 1986, Internal Revenue regulations require that a designated beneficiary must begin to receive payments no later than the EARLIER of (1) December 31 of the calendar year during which the fifth anniversary of the Participant's death occurs or (2) December 31 of the calendar year in which annuity payments would be required to begin to satisfy the minimum distribution requirements described below. As of such date the election must be irrevocable and must apply to all subsequent years. However, if the election includes systematic withdrawals, the beneficiary may terminate them and receive the remaining balance in cash (or effect an annuity with it) or change the frequency, size or duration of the systematic payments.

ERISA. Under certain types of retirement plans, ERISA requires that in the case of a married Participant who dies prior to the date payments could have begun, a death benefit be paid to the Participant's spouse in the form of a "qualified pre-retirement survivor annuity." This is an annuity for the lifetime of the Participant's spouse in an amount which can be purchased with no less than 50% of the value of the Participant's Units as of the date of the Participant's death. In these cases, the spouse may waive the benefit in a form allowed by ERISA and relevant Federal regulations. Generally, it must be in a writing which is notarized or witnessed by an authorized plan representative. If the spouse does not consent, or the consent is not in good order, 50% of the value of the Participant's Units will be paid to the spouse, even if the Participant named someone else as the beneficiary. The remaining 50% will be paid to the designated beneficiary.

Minimum Distribution Rules. Benefits accruing after December 31, 1986 under a
Section 403(b) annuity contract are subject to minimum distribution rules. These specify the time when payments must begin and the minimum amount that must be paid annually. Generally, when a Participant dies before we have started to make benefit payments, we must pay out the death benefit entirely by December 31 of the calendar year including the fifth anniversary of the Participant's date of death. Or, the beneficiary may select an annuity under option 1, 2 or 4 described below, with the payments to begin as of December 31 of the calendar year immediately following the calendar year in which the Participant died (or, if the Participant's spouse is the designated beneficiary, December 31 of the calendar year in which the Participant would have become 70 1/2 years old, if that year is later). Options 3 and 5 described below may not be selected under these rules. In addition, the duration of any period certain annuity may not exceed the beneficiary's life expectancy as determined under IRS tables. If the amount distributed to a beneficiary for a calendar year is less than the required minimum amount, a federal excise tax is imposed equal to 50% of the amount of the underpayment.

Annuity Option. Under many retirement arrangements, a beneficiary who elects a fixed-dollar annuity death benefit may choose from among the forms of annuity available. (See "The Annuity Period - Available Forms of Annuity," below.) He or she will be entitled to the same annuity purchase rate basis that would have applied if you were purchasing the annuity for yourself. The beneficiary may make this election immediately or at some time in the future.

Systematic Withdrawal Option. If a beneficiary has chosen to receive the death benefit in the form of systematic withdrawals, he or she may terminate the withdrawals and receive the remaining value of the Participant's Units in cash or to purchase an annuity. The beneficiary may also change the frequency or amount of withdrawals, subject to the minimum distribution rules described below.

Until Pay-out. Until all of your Units are redeemed and paid out in the form of a death benefit, they will be maintained for the benefit of your beneficiary. However, a beneficiary will not be allowed to make contributions or take a loan against the Units. No deferred sales charges will apply on withdrawals by a beneficiary.

7. Discontinuance of Contributions

A Contractholder can stop contributions on behalf of all Participants under a Contract by giving notice to Prudential. In addition, any Participant may stop contributions made on his or her behalf.

We also have the right to refuse new Participants or new contributions on behalf of existing Participants upon 90 days' notice to the Contractholder.

If contributions on your behalf have been stopped, you may either keep your Units in VCA 2 or elect any of the options described under "Transfer Payments," below.

8. Continuing Contributions Under New Employer

If you become employed by a new employer, and that employer is eligible to provide tax deferred annuities, you may be able to enter into a new agreement with your new employer which would allow you to continue to participate under the Contract. Under that agreement, the new employer would continue to make contributions under the Contract on your behalf.

9. Transfer Payments

Unless your Contract specifically provides otherwise, you can transfer all or some of your VCA 2 Units to a fixed dollar annuity contract issued under Prudential's Group Tax Deferred Annuity Program. To make a transfer, you need to provide us with a completed transfer request in a permitted form, including a properly authorized telephone or Internet transfer request (see below). There is no minimum transfer amount but we have the right to limit the number of transfers you make in any given period of time. Although there is no charge for transfers currently, we may impose one at any time upon notice to you. Different procedures may apply if your Contract has a recordkeeper other than Prudential.

You may also make transfers into your VCA 2 account from a fixed dollar annuity contract issued under Prudential's Group Tax Deferred Annuity Program or from a similar group annuity contract issued by Prudential to another employer. When you make transfers into your VCA 2 account no sales charges are imposed. Because your retirement arrangements or the contracts available under your arrangements may contain restrictions on transfers, you should consult those documents. For example, some contracts and retirement plans provide that amounts transferred to VCA 2 from the fixed dollar annuity may not be transferred within the following 90 days to an investment option deemed to be "competing" with the fixed dollar annuity contract. Prudential reserves the right to limit how many transfers you may make in any given period of time.

Processing Transfer Requests. On the day we receive your transfer request in good order, we will redeem the number of Units you have indicated (or the number of Units necessary to make up the dollar amount you have indicated) and invest in the fixed-dollar annuity contract. The value of the Units redeemed will be determined by dividing the amount transferred by the Unit Value for that day for VCA 2.

Alternate Funding Agency. Some Contracts provide that if a Contractholder stops making contributions, it can request Prudential to transfer a Participant's Units in VCA 2 to a designated alternate funding agency. We will notify each Participant with Units of the Contractholder's request. A Participant may then choose to keep his or her Units in VCA 2 or have them transferred to the alternate funding agency. If we do not hear from a Participant within 30 days, his or her Units will remain in VCA 2.

If you choose to transfer your VCA 2 Units to the alternate funding agency, your VCA 2 account will be closed on the "transfer date" which will be the LATER to occur of:

- a date specified by the Contractholder, OR

- 90 days after Prudential receives the Contractholder's request.

At the same time, all of the VCA 2 Units of Participants who have elected to go into the alternate funding agency will be transferred to a liquidation account (after deducting the full annual administration charge for each Participant). Each month, beginning on the transfer date, a transfer will be made from the liquidation account to the alternate funding agency equal to the GREATER of:

-      $2 million, or

-      3% of the value of the liquidation account as of the transfer date.




When this happens, Units in the liquidation account will be canceled until there are no more Units.

10. Requests, Consents and Notices

The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and participants. If electronic means are authorized, you will automatically be able to use them.

Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.

For your protection and to prevent unauthorized exchanges, telephone calls and other communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be authorized by you.

During times of extraordinary economic or market changes, telephone or other electronic and other instructions may be difficult to implement.

Some state retirement programs, or Contractholders, may not allow these privileges or allow them only in modified form.

11. Prudential Mutual Funds

We may offer certain Prudential mutual funds as an alternative investment vehicle for existing VCA 2 Contractholders. These funds are managed by Prudential Investments Fund Management LLC, a wholly-owned subsidiary of Prudential. If the Contractholder elects to make one or more of these funds available, Participants may direct new contributions to the funds.

Exchanges. Prudential may also permit Participants to exchange some or all of their VCA 2 Units for shares of Prudential mutual funds without imposing any sales charges. In addition, Prudential may allow Participants to exchange some or all of their shares in Prudential mutual funds for VCA 2 Units. No sales charge is imposed on these exchanges or subsequent withdrawals. Before deciding to make any exchanges, you should carefully read the prospectus for the Prudential mutual fund you are considering. The Prudential mutual funds are not funding vehicles for variable annuity contracts and therefore do not have the same features as the VCA 2 Contract.

Offer Period. Prudential will determine the time periods during which these exchange rights will be offered. In no event will these exchange rights be offered for a period of less than 60 days. Any exchange offer may be terminated, and the terms of any offer may change.

Annual Administration Fee. If a Participant exchanges all of his or her VCA 2 Units for shares in the Prudential mutual funds, the annual administration fee under the Contract may be deducted from the Participant's mutual fund account.

Taxes. Generally, there should be no adverse tax consequences if a Participant elects to exchange amounts in the Participant's current VCA 2 account(s) for shares of Prudential mutual funds or vice versa. Exchanges from a VCA 2 account to a Prudential mutual fund will be effected from a 403(b) annuity contract to a 403(b)(7) custodial account so that such transactions will not constitute taxable distributions. Conversely, exchanges from a Prudential mutual fund to a VCA 2 account will be effected from a 403(b)(7) custodial account to a 403(b) annuity contract so that such transactions will not constitute taxable distributions. However, Participants should be aware that the Internal Revenue Code may impose more restrictive rules on early withdrawals from Section 403(b)(7) custodial accounts under the Prudential mutual funds than under VCA 2.

Demutualization. If the Contractholder makes Prudential mutual funds available and Participants exchange their VCA 2 Units for shares of the Prudential mutual funds, and if Prudential demutualizes in the future, the Contractholder might not receive consideration it might otherwise have received or the amount of the consideration the Contractholder receives could be smaller than had Participants not exchanged VCA 2 Units. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, while mutual fund customers and customers of the company's subsidiaries would not be. Under New Jersey's demutualization law, a policy or an annuity contract would have to be in effect on the date Prudential's Board of Directors adopts a plan of reorganization in order to be considered for eligibility. A VCA 2 Contract will cease to be in effect when all Participants have redeemed their Units under a VCA 2 Contract. Decisions regarding the exchange of VCA 2 Units should be based on the desire for the features of the mutual funds as well as Participants' insurance needs, and not on Prudential's potential demutualization. For more information about demutualization, see "Prudential," above.

12. Discovery Select(SM) Group Retirement Annuity

Certain Participants may be offered an opportunity to exchange their VCA 2 Units for interests in Discovery SelectSM Group Retirement Annuity (Discovery Select), which offers 22 different investment options. The mutual funds available through Discovery Select are described in the Discovery Select prospectus and include both Prudential and non-Prudential funds.

For those who are eligible, no charge will be imposed upon transfer into Discovery Select, however, Participants will become subject to the charges applicable under that annuity. Generally, there should be no adverse tax consequences if a Participant elects to exchange VCA 2 Units for interests in Discovery Select.

A copy of the Discovery Select prospectus can be obtained at no cost by calling 1-800-458-6333.

If the Contractholder makes Discovery Select available and Participants exchange their VCA 2 Units for interests in Discovery Select, and if Prudential demutualizes in the future, the Contractholder might not receive consideration it might otherwise have received or the amount of the consideration the Contractholder receives could be smaller than had Participants not exchanged VCA 2 Units. Decisions regarding the exchange of VCA 2 Units should be based on the desire for the features of Discovery Select as well as Participants' insurance needs, and not on Prudential's potential demutualization. For more information about demutualization, see "Prudential," above.

13. Modified Procedures

Under some Contracts, the Contractholder or a third party provides the recordkeeping services that would otherwise be provided by Prudential. These Contracts may have different procedures than those described in this prospectus. For example, they may require that transfer and withdrawal requests be sent to the recordkeeper rather than Prudential. For more information, please refer to your Contract documents.

                               THE ANNUITY PERIOD

1. Variable Annuity Payments

The annuity payments you receive under the Contract once you reach the income phase will depend on the following factors:

-      the total value of your VCA 2 Units on the date the annuity begins,

-      the taxes on annuity considerations as of the date the annuity begins,

-      the schedule of annuity rates in the Contract, and

-      the investment performance of VCA 2 after the annuity has begun.

The annuitant will receive the value of a fixed number of Annuity Units each month. Changes in the value of the Units, and thus the amount of the monthly payment, will reflect investment performance after the date on which the income phase begins.

2. Electing the Annuity Date and the Form of Annuity

If permitted under federal tax law and your Contract, you may use all or any part of your VCA 2 Units to purchase a variable annuity under the Contract. If you decide to purchase an annuity, you can choose from any of the options described below unless your retirement arrangement otherwise restricts you. You may also be able to purchase a fixed dollar annuity if you have a companion fixed dollar contract.

The Retirement Equity Act of 1984 requires that a married Participant under certain types of retirement arrangements must obtain the consent of his or her spouse if the Participant wishes to select a payout that is not a qualified joint and survivor annuity. The spouse's consent must be signed, and notarized or witnessed by an authorized plan representative.

If the dollar amount of your first monthly annuity payment is less than the minimum specified in the Contract, we may decide to make a withdrawal payment to you instead of an annuity payment. If we do so, all of the Units in your VCA 2 account will be withdrawn as of the date the annuity was to begin.

3. Available Forms of Annuity

OPTION 1 - VARIABLE LIFE ANNUITY.

If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. However, no payments will be made after you pass away. It is possible under this type of annuity to receive only one annuity payment. For this reason, this option is generally best for someone without dependents who wants higher income during his or her lifetime.

OPTION 2 - VARIABLE LIFE ANNUITY WITH PAYMENTS CERTAIN.

If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. You also get to specify a minimum number of monthly payments that will be made - 120 or 180 - so that if you pass away before the last payment is received, your beneficiary will continue to receive payments for the rest of that period.

OPTION 3 - VARIABLE JOINT AND SURVIVOR ANNUITY.

If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the "contingent annuitant," if living, for the remainder of her or his lifetime. When you purchase this type of annuity you will be asked to set the percentage of the monthly payment - for example, 33% or 66% or 100% - you want paid to the contingent annuitant for the remainder of his or her lifetime.

OPTION 4 - VARIABLE ANNUITY CERTAIN.

If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. However, unlike Options 1, 2 and 3, these payments will only be paid for 120 months. If you pass away before the last payment is received, your beneficiary will continue to receive payments for the rest of that period. If you outlive the specified time period, you will no longer receive any annuity payments.

Because Prudential does not assume any mortality risk, no mortality risk charges are made in determining the annuity purchase rates for this option.

OPTION 5 - VARIABLE JOINT AND SURVIVOR ANNUITY WITH 120 PAYMENTS CERTAIN.

If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the "contingent annuitant," if living, for the remainder of her or his lifetime. Your contingent annuitant will receive monthly payments in the same amount as the monthly payments you have received for a period of 120 months. You also set the percentage of the monthly payment - for example, 33% or 66% or even 100% - you want paid to the contingent annuitant for the remainder of his or her lifetime after the 120 month period.

If both you and the contingent annuitant pass away during the 120 month period, payments will be made to the properly designated beneficiary for the rest of that period.

If the dollar amount of the first monthly payment to a beneficiary is less than the minimum set in the Contract, or the beneficiary named under Options 2, 4 and 5 is not a natural person receiving payments in his or her own right, Prudential may elect to pay the commuted values of the unpaid payments certain in one sum.

With respect to benefits accruing after December 31, 1986, the duration of any period certain payments may not exceed the life expectancy of the Participant (or if there is a designated beneficiary, the joint life and last survivor expectancy of the Participant and the designated beneficiary as determined under Internal Revenue Service life expectancy tables). In addition, regulations have been proposed by the Internal Revenue Service that would serve to limit the duration of any period certain payment and the maximum survivor benefit payable under a joint and survivor annuity.

4. Purchasing the Annuity

Once you have selected a type of annuity, you must submit to Prudential an election in a permitted written (or electronic) form that we will provide or give you access to on request. Unless you pick a later date, the annuity will begin on the first day of the second month after we have received your election in good order and you will receive your first annuity payment within one month after that.

If it is necessary to withdraw all of your contributions in VCA 2 to purchase the annuity, the full annual administration fee will be charged. The remainder - less any applicable taxes on annuity considerations - will be applied to provide an annuity under which each monthly payment will be the value of a specified number of "Annuity Units." The Annuity Unit Value is calculated as of the end of each month. The value is determined by multiplying the "annuity unit change factor" for the month by the Annuity Unit Value for the preceding month. The annuity unit change factor is calculated by:

       ADDING to 1.0 the rate of investment income earned, if any, after applicable taxes and the rate of asset value changes in VCA 2 during the period from the end of the preceding month to the end of the current month,

       THEN DEDUCTING the rate of the investment management fee for the number of days in the current month (computed at an effective annual rate of 0.125%), and

       DIVIDING by the sum of 1.00 and the rate of interest for 1/12 of a year, computed at the effective annual rate specified in the Contract as the "Assumed Investment Result" (see below).

5. Assumed Investment Result

To calculate your initial payment, we use an "annuity purchase rate." This rate is based on several factors, including an assumed return on your investment in VCA 2. If VCA 2's actual investment performance is better than the assumed return, your monthly payment will be higher. On the other hand, if VCA 2's actual performance is not as good as the assumed return, your monthly payment will be lower.

Under each Contract, the Contractholder chooses the assumed return rate. This rate may be 3 1/2%, 4%, 4 1/2%, 5% or 5 1/2%. The return rate selected by the Contractholder will apply to all Participants receiving annuities under the Contract.

The higher the assumed return rate, the greater the initial annuity payment will be. However, in reflecting the actual investment results of VCA 2, annuity payments with a lower assumed return rate will increase faster - or decrease slower - than annuity payments with a higher assumed return rate.

6. Schedule of Variable Annuity Purchase Rates

The annuity rate tables contained in the Contract show how much a monthly payment will be, based on a given amount. Prudential may change annuity purchase rates. However, no change will be made that would adversely affect the rights of anyone who purchased an annuity prior to the change unless we first receive their approval or we are required by law to make the change.

7. Deductions for Taxes on Annuity Considerations

Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant's investment in VCA 2 is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant's investment in VCA 2 to cover such taxes or assessments, if any, when applicable. Not all states impose premium taxes on annuities; however, the rates of those that do currently range from 0.5% to 5%.

                                     ASSIGNMENT

The right to any payment under a Contract is neither assignable nor subject to the claim of a creditor unless state or federal law provides otherwise.

                              CHANGES IN THE CONTRACT

We have the right under the Contract to change the annual administration fee and sales charges. In the event we decide to change the sales charge, the new charge will only apply to contributions made after the change takes place.

The Contract allows us to revise the annuity purchase rates from time to time as well as the mortality and expense risk fees. A Contract may also be changed at any time by agreement of the Contractholder and Prudential - however, no change will be made in this way that would adversely affect the rights of anyone who purchased an annuity prior to that time unless we first receive their approval.

If Prudential does modify any of the Contracts as discussed above, it will give the Contractholder at least 90 days' prior notice.

                                      REPORTS

At least once a year, you will receive a report from us showing the number of your Units in VCA 2. You will also receive annual and semi-annual reports showing the financial condition of VCA 2.

                              PERFORMANCE INFORMATION

Performance information for VCA 2 may appear in advertisements and reports to current and prospective Contractholders and Participants. This performance information is based on actual historical performance and does not indicate or represent future performance.

Total return data is based on the overall dollar or percentage change in the value of a hypothetical investment. Total return quotations reflect changes in Unit Values and the deduction of applicable charges.

A cumulative total return figure reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

Advertising materials for VCA-2 may include biographical information relating to its portfolio manager, and may include or refer to commentary by VCA-2's manager concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for VCA-2 also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

From time to time, advertising materials for VCA-2 may include information concerning retirement and investing for retirement, and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Prudential or its affiliates.

See "Performance Information" in the SAI for recent performance information.

                     Sale and Distribution of the Contract

Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102, acts as the distributor of the contracts. PIMS is a wholly owned subsidiary of Prudential and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

We pay the broker-dealer whose registered representatives sell the contract a commission based on a percentage of your purchase payments. From time to time, Prudential or its affiliates may offer and pay non-cash compensation to registered representatives who sell the Contract. For example, Prudential or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential-affiliated broker-dealers and independent broker-dealers. Prudential and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the Contract does not result directly in any additional charge to you.

                               Federal Tax Status
                               ------------------

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.

TAX-QUALIFIED RETIREMENT ARRANGEMENTS USING THE CONTRACTS

The Contract may be used with retirement programs governed by Internal Revenue Code Section 403(b) (Section 403(b) plans). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contract are complex and you are advised to consult a qualified tax adviser.

Contributions

In general, assuming that you and your Contractholder follow the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year.

Earnings

Federal income tax currently is not imposed upon the investment income and realized gains earned by the investment option until you receive a distribution or withdrawal.

Distribution or Withdrawal

When you receive a distribution or withdrawal (either as a lump sum, an annuity, or as regular payments under a systematic withdrawal arrangement) all or a portion of the distribution or withdrawal is normally taxable as ordinary income.

Furthermore, premature distributions or withdrawals may be restricted or subject to a penalty tax. Participants contemplating a withdrawal should consult a qualified tax adviser. In addition, federal tax laws impose restrictions on withdrawals from Section 403(b) annuities. This limitation is discussed in the "Withdrawal of Contributions," above.

Minimum Distribution Rules

In general, distributions from a Section 403(b) plan that are attributable to benefits accruing after December 31, 1986 must begin by the "Required Beginning Date" which is April 1 of the calendar year following the later of (1) the year in which you attain age 70 1/2 or (2) you retire. However, if you are a 5% owner of the Contractholder as defined under the Internal Revenue Code, distributions must begin by April 1 of the calendar year following the year you attain age
70 1/2.

Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for your life or the lives of you and your designated beneficiary, or over a period that is not longer than your life expectancy or the life expectancies of you and your designated beneficiary.

Distributions to beneficiaries are also subject to minimum distribution rules. If you die before your entire interest in your Contract has been distributed, your remaining interest must be distributed at least as rapidly as under the method of distribution being used as of your date of death. If you die before distributions have begun (or are treated as having begun) the entire interest in your Contract must be distributed by December 31 of the calendar year containing the fifth anniversary of your death. Alternatively, if there is a designated beneficiary, the designated beneficiary may elect to receive payments beginning no later than December 31 of the calendar year immediately following the year in which you die and continuing for the beneficiary's life or a period not exceeding the beneficiary's life expectancy.

Special rules apply where your spouse is your designated beneficiary.

If you or your beneficiary does not meet the minimum distribution requirements, an excise tax applies.

WITHHOLDING

Certain distributions from Section 403(b) plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; or (b) distributions for a specified period of 10 years or more; (c) distributions required as minimum distributions; or (d) hardship distributions of salary deferral amounts.

DEATH BENEFITS

In general, a death benefit consisting of amounts paid to your beneficiary is includable in your estate for federal estate tax purposes.

TAXES ON PRUDENTIAL

VCA 2 is not considered a separate taxpayer for purposes of the Internal Revenue Code. The earnings of this account are taxed as part of the operations of Prudential. We do not currently charge you for federal income taxes paid by Prudential. We will review the question of a charge for our federal income taxes attributable to the Contract periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contract.

                                  Voting Rights
                                  -------------
VCA 2 may call meetings of its Participants, just like mutual funds have shareholder meetings. Each Participant in VCA 2 has the right to vote at meetings of VCA 2.

Participant meetings are not necessarily held every year. VCA 2 Participant meetings may be called to elect Committee Members, vote on amendments to the investment management agreement, and approve changes in fundamental investment policies. Under the Rules and Regulations of VCA 2, a Participant meeting to elect Committee Members must be held if less than a majority of the Members of a Committee have been elected by Participants.

As a VCA 2 Participant, you are entitled to the number of votes that equals the total dollar amount of your Units. To the extent Prudential has invested its own money in VCA 2, it will be entitled to vote on the same basis as other Participants. Prudential's votes will be cast in the same proportion that the other Participants vote - for example, if 25% of the Participants who vote are in favor of a proposal, Prudential will cast 25% of its votes in favor of the proposal.


                                   Litigation
                                   ----------

LITIGATION AND REGULATORY PROCEEDINGS AS OF 12/31/00

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries [including Pruco Life], entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.

As of December 31, 2000, Prudential and/or Pruco Life remained a party to approximately 109 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. Some of these cases seek substantial damages while others seek unspecified compensatory, punitive or treble damages. It is possible that substantial punitive damages might be awarded in one or more of these cases. Additional suits may also be filed by other individuals who "opted out" of the settlements.

As of December 31, 2000 Prudential has paid or reserved for payment $4.405 billion before tax, equivalent to $2.850 billion after tax to provide for remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against Prudential separately, and other fees and expenses associated with the resolution of sales practices issues.

                          Additional Information

A registration statement under the Securities Act of 1933 has been filed with the SEC with respect to the Contract. This prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C. upon payment of the fees prescribed by the SEC.

For further information, you may also contact Prudential's office at the address or telephone number on the cover of this prospectus.

A copy of the SAI, which provides more detailed information about the Contracts, may be obtained without charge by calling Prudential at 1-800-458-6333.

             Table of Contents - Statement of Additional Information

                                                                            PAGE

INVESTMENT MANAGEMENT AND ADMINISTRATION OF VCA 2......................        3
Fundamental Investment restrictions adopted by VCA 2...................        4
Non-fundamental investment restrictions adopted by VCA 2...............        5
Investment restrictions imposed by state law...........................        5
Additional information about financial futures contracts...............        6
Additional information about options...................................        7
Forward foreign currency exchange contracts............................       12
Interest rate swap transactions........................................       13
Loans of portfolio securities..........................................       13
Portfolio turnover rate................................................       14
Portfolio brokerage and related practices..............................       14
Custody of securities..................................................       15
THE VCA 2 COMMITTEE....................................................       16
Officers who are not directors.........................................       16
Remuneration of members of the Committee and certain affiliated persons       17
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA-DIRECTORS..................       17
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA-PRINCIPAL OFFICERS.........       19
SALE OF GROUP VARIABLE ANNUITY CONTRACTS...............................       21
EXPERTS................................................................       21
FINANCIAL STATEMENTS OF VCA 2..........................................      A-1
CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
  COMPANY OF AMERICA AND SUBSIDIARIES..................................      B-1

                         FINANCIAL HIGHLIGHTS FOR VCA 2

                INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE YEAR)

The following financial highlights for the five-year period ended December 31, 2000 has been audited by PricewaterhouseCoopers LLP, independent accountants, whose unqualified report thereon appears in VCA 2's Annual Report dated December 31, 2000. The condensed financial information for each of the years prior to and including the period ended december 31, 1995 has been audited by other independent auditors, whose report thereon was also unqualified. The information set out below should be read together with the financial statements and related notes that also appear in VCA 2's Annual Report which is included in the SAI.

                                                                                          Year Ended December 31,
                               ----------------------------------------------------------------------------------------------------
                                2000         1999      1998      1997      1996      1995      1994      1993      1992      1991
                                ----         ----      ----      ----      ----      ----      ----      ----      ----      ----

Investment Income...........  $  .4152    $.4596     $.3414    $.2633    $.2056    $.2000    $.1896    $.2823    $.1635    $.1629
Expenses
    For investment
      management fee........    (.0321)   (.0316)    (.0325)   (.0284)   (.0215)   (.0170)   (.0151)   (.0138)   (.0111)   (.0094)
    For assuming
      mortality and
      expense risks.........    (.0961)   (.0948)    (.0974)   (.0850)   (.0646)   (.0511)   (.0453)   (.0412)   (.0335)   (.0285)
                               -------  --------   --------- --------  --------  --------  --------  --------   -------   -------

Net investment income.......     .2870     .3332      .2115     .1499     .1195     .1319     .1292     .2273     .1189     .1250
                               -------  --------   --------- --------  --------  --------  --------  --------   -------   -------
Capital Changes
    Net realized gain
      on investments........    1.8450    1.3723     3.1604    4.7245    2.3368    1.5228    1.0028    1.1147    1.2862     .6231
    Net unrealized
      appreciation
      (depreciation) of
      investments...........     .0344   (1.4043)   (4.3161)   1.3843    1.7641    1.7558   (1.2955)    .9803    (.2121)   1.4671
                               -------  --------   --------- --------  --------  --------  --------  --------   -------   -------
    Net increase (decrease)
      in Accumulation
      Unit Value............    2.1664     .3012    (0.9442)   6.2587    4.2204    3.4105    (.1635)   2.3223    1.1930    2.2152
                               -------  --------   --------  --------  --------  --------  --------  --------   -------   -------
Accumulation Unit Value
    Beginning of year.......  $25.2398   24.9386    25.8828   19.6241   15.4037   11.9932   12.1567    9.8344    8.6414    6.4262
    End of year.............  $27.4062  $25.2398   $24.9386  $25.8828  $19.6241  $15.4037  $11.9932  $12.1567   $9.8344   $8.6414
                               -------  --------   --------  --------  --------  --------  --------  --------   -------   -------
Ratio of Expenses to
    average net assets**....      .50%      .50%       .50%       .50%      .50%     .50%       .50%      .50%      .50%      .50%
                               -------  --------   --------   --------  --------  --------  --------  --------   -------  -------
Ratio of net investment
    income to average
    net assets**............     1.12%     1.33%       .81%       .70%      .69%     .96%      1.07%     2.06%     1.32%     1.64%
                               -------  --------   --------  --------  --------  --------  --------  --------   -------   -------
Portfolio turnover rate.....       84%       81%        43%        47%       53%      42%        37%       47%       73%       79%
                               -------  --------   --------  --------  --------  --------  --------  --------   -------   -------
Number of Accumulation
  Units outstanding for
  Participants at end of
  year(000 omitted).........    16,372    20,424    26,278     28,643    30,548   31,600     32,624    32,968    33,147    34,228
                               -------  --------   --------  --------  --------  --------  --------  --------   -------   -------

------------------------------
*  Calculation by accumulating the actual per Unit amounts daily.
** These calculations exclude Prudential's equity in VCA 2.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

FOR MORE INFORMATION

Additional information about VCA 2 can be obtained upon request without charge and can be found in the following documents:

       Statement of Additional Information (SAI) (incorporated by reference into this prospectus)

       Annual Report
       (including a discussion of market conditions and strategies that significantly affected VCA 2's performance during the previous year)

       Semi-Annual Report

To obtain these documents or to ask any questions about VCA 2:


       Call toll-free 1-800-458-6333
       OR
       Write to The Prudential Contract Account-2
       c/o Prudential Retirement Services
       30 Scranton Office Park
       Scranton, PA 18507-1789


You can also obtain copies of VCA 2 documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
(The SEC charges a fee to copy documents.)

In Person:
Public Reference Room
in Washington, DC
(For hours of operation, call 1(800) SEC-0330.)

Via the Internet:
http://www.sec.gov

SEC File No.:
The Prudential Variable Contract Account 2 2-28136

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




















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


The Prudential Insurance Company of America
Prudential Retirement Services
30 Scranton Office Park
Scranton, Pennsylvania 18507-1789


ADDRESS SERVICE REQUESTED

MD.PU.004.0499
                                                                       BULK RATE
                                                                    U.S. POSTAGE
                                                                            PAID
                                                                  PERMIT No. 941
                                                                     CHICAGO, IL

A "Statement of Additional Information" about the Contracts has been filed with the Securities and Exchange Commission. A copy of this Statement is available without charge.

To receive additional information about the Contracts and VCA 2 fill in your name and address on this card, tear it off, affix the proper postage, and mail it to us.

                         YOU MUST DETACH BEFORE MAILING
--------------------------------------------------------------------------------

Please send me the "Statement of Additional Information" describing The Prudential's Group Tax-Deferred Variable Annuity Contracts.

Name   ________________________________________________
Address________________________________________________

City   ________________________________________________
State  ______________________ Zip Code  _______________

PLEASE PRINT -- will be used as mailing label!

                                                                          Please
                                                                           place
                                                                         correct
                                                                         postage
                                                                            here





                            Prudential Investments
                            c/o Prudential Retirement Services
                            30 Scranton Office Park
                            Scranton, Pennsylvania 18507-1789
                            Attention: Retirement Services Marketing

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2001

                  GROUP TAX-DEFERRED VARIABLE ANNUITY CONTRACTS
                                 ISSUED THROUGH

                                 THE PRUDENTIAL
                           VARIABLE CONTRACT ACCOUNT-2

These Contracts are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Section 403(b) of the Internal Revenue Code of 1986, as amended. Contributions made on behalf of Participants are invested in The Prudential Variable Contract Account-2, a separate account primarily invested in common stocks.

                                 ---------------

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2001, which is available without charge upon written request to The Prudential Insurance Company of America, c/o Prudential Investments, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789, or by telephoning 1-800-458-6333.

                                [PRUDENTIAL LOGO]

                                TABLE OF CONTENTS


                                                                                                           PAGE

INVESTMENT MANAGEMENT AND ADMINISTRATION OF VCA 2........................................................  3
  Fundamental investment restrictions adopted by VCA 2...................................................  4
  Non-fundamental investment restrictions adopted by VCA 2...............................................  5
  Investment restrictions imposed by state law...........................................................  5
  Additional information about financial futures contracts...............................................  6
  Additional information about options...................................................................  7
  Forward foreign currency exchange contracts............................................................ 12
  Interest rate swap transactions........................................................................ 13
  Loans of portfolio securities.......................................................................... 13
  Portfolio turnover rate................................................................................ 14
  Portfolio brokerage and related practices.............................................................. 14
  Custody of securities.................................................................................. 15

THE VCA 2 COMMITTEE...................................................................................... 16
  Officers who are not directors......................................................................... 16
  Remuneration of members of the Committee and certain affiliated persons................................ 17

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--DIRECTORS................................................... 17
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--PRINCIPAL OFFICERS.......................................... 19
SALE OF GROUP VARIABLE ANNUITY CONTRACTS................................................................. 21
EXPERTS.................................................................................................. 21
FINANCIAL STATEMENTS OF VCA 2............................................................................ A-1
CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND
SUBSISIARIES....................................................                                          B-1

                            INVESTMENT MANAGEMENT AND
                                ADMINISTRATION OF
                                      VCA 2

Since December, 2000, Prudential Investments Fund Management LLC (PIFM), a Prudential subsidiary, has served as investment manager to VCA 2. Previously, Prudential served as investment manager to VCA 2. PIFM is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077. PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2000, PIFM served as the manager to 39 mutual funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $76 billion.

Under a management agreement with VCA 2, PIFM manages VCA 2's investment operations and administers its business affairs, and is paid the same management fee that Prudential previously was paid (i.e., 0.125% annually of the average daily net assets of VCA 2). Under the management agreement with VCA 2, PIFM is responsible for selecting and monitoring one or more sub-advisors to handle the day-to-day investment management of VCA 2. PIFM, not VCA 2, pays the fees of the sub-advisors. Pursuant to an order issued by the SEC, VCA 2 may add or change a sub-advisor, or change the agreement with a sub-advisor, if PIFM and VCA 2's Committee concludes that doing so is in the best interests of VCA 2 contractowners and participants. VCA 2 can make these changes without contractowner/participant approval, but will notify contractowners/participants investing in VCA 2 of any such changes.

VCA 2 operates under a manager-of-managers structure. PIFM is authorized to select (with approval of the Board's independent directors) one or more subadvisers to handle the actual day-to-day investment management of the Account. PIFM monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated or modified. It is possible that PIFM will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. PIFM is also responsible for allocating assets among the subadvisers if the Account has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the Account's assets, and PIFM can change the allocations without Board or shareholder approval. Participants will be notified of any new subadvisers or materially amended subadvisory agreements.

The manager-of-managers structure operates under an order issued by the Securities and Exchange Commission ("SEC"). The current order permits us to hire or amend subadvisory agreements, without shareholder approval, only with subadvisers that are not affiliated with Prudential.

The current order imposes the following conditions:

1. PIFM will provide general management and administrative services to the Account including overall supervisory responsibility for the general management and investment of the Account's securities portfolio, and, subject to review and approval by the Board, will (i) set the Account's overall investment strategies; (ii) select subadvisers; (iii) monitor and evaluate the performance of subadvisers; (iv) allocate and, when appropriate, reallocate the Account's assets among its subadvisers in those cases where the Account has more than one subadviser; and (v) implement procedures reasonably designed to ensure that the subadvisers comply with the Account's investment objectives, policies, and restrictions.

2. Before the Account may rely on the order, the operation of the Account in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act, or, in the case of a new Account whose public shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition (4) below, by the sole shareholder before offering of shares of such Account to the public.

3. The Account will furnish to shareholders all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in the Account's subadvisory agreement. The Account will meet this condition by providing participants with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934, as amended, and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to shareholders of the Account a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act.

4. The Account will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.

5. No Director or officer of the Fund or director or officer of PIFM will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such director or officer) any interest in any subadviser except for (i) ownership of interests in PIFM or any entity that controls, is controlled by or is under common control with PIFM, or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

6. PIFM will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Account or PIFM other than by reason of serving a subadviser to one or more Accounts or Funds (an "Affiliated Subadviser") without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Account or Fund.

7. At all times, a majority of the members of the Committee will be persons each of whom is not an "interested person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act ("Independent Members"), and the nomination of new or additional Independent Directors will be placed within the discretion of the then existing Independent Members.

8. When a subadviser change is proposed with an Affiliated Subadviser, the Committee, including a majority of the Independent Members, will make a separate finding, reflected in the Committee's minutes, that such change is in the best interests of the Account and its participants and does not involve a conflict of interest from which PIFM or the Affiliated subadviser derives an inappropriate advantage.

The Account intends to seek an amendment to the current order or a new order from the SEC permitting us to (1) hire one or more new affiliated subadvisers without shareholder approval, (2) amend existing agreements with affiliated subadvisers without shareholder approval, and (3) disclose only the aggregate fees (both as a dollar amount and as a percentage of the Account's net assets) paid to each unaffiliated subadviser ("Aggregate Fee Disclosure") by PIFM, not the Account. We will, of course, comply with any conditions imposed by the SEC under any new or amended order.

VCA 2's current sub-advisor is Jennison Associates LLC (Jennison), a Prudential subsidiary, located at 466 Lexington Avenue, New York, New York 10017. Jennison generally manages all the equity mutual funds within the Prudential mutual fund complex. Under its agreement with Jennison, PIFM pays Jennison the entire management fee that PIFM receives.

The portfolio managers for VCA 2 are Jeffrey Siegel and David Kiefer. Mr. Kiefer has been a Senior Vice President of Jennison since August 2000. Previously, he was a Managing Director of Prudential Global Asset Management and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Siegel, an Executive Vice President of Jennison, joined Jennison in June 1999 after eleven years at TIAA-CREF where he was a portfolio manager and analyst. Prior to TIAA-CREF, he worked as an analyst at Equitable Capital Management and also held positions at Chase Manhattan and First Fidelity Bank. Mr. Siegel received his B.A. from Rutgers University in 1985.

PIFM continues to have responsibility for all investment advisory services under its advisory or subadvisory agreements with respect to its clients. PIFM's Agreement for Investment Management Services with VCA 2 was approved initially by the Participants at their meeting on March 23, 2001. The Account's Agreement for Investment Management Services shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Committee of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by PIFM at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. The Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).


Prudential is responsible for the administrative and recordkeeping functions of VCA 2 and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participants' Accumulation Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

A daily charge is made which is equal to an effective annual rate of 0.50% of the net asset value of VCA 2. One-half (0.25%) of this charge is for assuming expense risks; 1/4 (0.125%) of this charge is for assuming mortality risks; and 1/4 (0.125%) is for investment management services. During 2000, 1999, and 1998, Prudential received $2,399,484, $2,930,978, and $3,622,935, respectively, from VCA 2 for assuming mortality and expense risks and for providing investment management services. During 2000, PIFM received $599,871 from VCA 2 for providing investment management services.

There is also an annual administration charge made against each Participant's accumulation account in an amount which varies with each Contract but which is not more than $30 for any accounting year. During 2000, 1999, and 1998, Prudential collected $20,752, $23,655, and $26,137, respectively, from VCA 2 in those annual account charges.

A sales charge is also imposed on certain purchase payments made under a Contract on behalf of a Participant. The sales charges imposed on purchase payments to VCA 2 during 2000, 1999, and 1998 were $5,025, $6,721, and $9,673, respectively.

The VCA-2 Committee has adopted a Code of Ethics. In addition, PIFM, Jennison and PIMS have each adopted a Code of Ethics (the "Codes"). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by VCA-2. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when VCA-2 is making such investments. These Codes of Ethics can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These Codes of Ethics are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of these Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, by writing the Commission's Public Reference Station Washington, D.C. 20549-0102.

FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 2

In addition to the investment objective described in the Prospectus, the following investment restrictions are fundamental investment policies of VCA 2 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.

Concentration in Particular Industries. VCA 2 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of VCA 2's total assets, more than 5% of VCA 2's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of VCA 2's total assets (determined at the time of the investment) would be invested in a single industry.

Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA 2 except that VCA 2 may buy and sell securities that are secured by real estate or shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system ("NASDAQ").

Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA 2 except that VCA 2 may purchase and sell financial futures contracts and related options.

Loans. VCA 2 will not lend money, except that loans of up to 10% of the value of VCA 2's total assets may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by VCA 2 in accordance with its investment objectives and policies.

Borrowing. VCA 2 will not issue senior securities, borrow money or pledge its assets, except that VCA 2 may borrow from banks up to 33 1/3 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA 2 may pledge up to 33 1/3 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options thereon are not deemed to be a pledge of assets or the issuance of a senior security.

Margin. VCA 2 will not purchase securities on margin (but VCA 2 may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by VCA 2 of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

Underwriting of Securities. VCA 2 will not underwrite the securities of other issuers, except where VCA 2 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA 2 is permitted to make.

Control or Management of Other Companies. No securities of any company will be acquired for VCA 2 for the purpose of exercising control or management thereof.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 2

The VCA 2 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The

Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA 2.

Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA 2 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. Provided, however, that VCA-2 may invest in securities of one or more investment companies to the extent permitted by any order of exemption granted by the United States Securities and Exchange Commission.

Short Sales. VCA 2 will not make short sales of securities or maintain a short position, except that VCA 2 may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts and forward contracts are not deemed to be short sales. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be short sales.

Restricted Securities. No more than 15% of the value of the net assets held in VCA 2 will be invested in securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days) that are subject to legal or contractual restrictions on resale or for which no readily available market exists.

INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW

In addition to the investment objectives, policies and restrictions that VCA 2 has adopted, the Account must limit its investments to those authorized for variable contract accounts of life insurance companies by the laws of the State of New Jersey. In the event of future amendments of the applicable New Jersey statutes, the Account will comply, without the approval of Participants or others having voting rights in respect of the Account, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they currently read are, in summary form, as follows:

     1. An account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. "Institution" includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.

     2. The stock of a corporation may not be purchased unless (i) the corporation has paid a cash dividend on the class of stock during each of the past five years preceding the time of purchase, or (ii) during the five-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock, or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.

     3. Any common stock purchased must be (i) listed or admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers' national price listings of "over-the-counter" securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and as to which market quotations are available.

     4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of an Account would be invested in the securities of such corporation.

The currently applicable requirements of New Jersey law impose substantial limitations on the ability of VCA 2 to invest in the stock of companies whose securities are not publicly traded or who have not recorded a five-year history of dividend payments or earnings sufficient to support such payments. This means that the Account will not generally invest in the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under paragraph 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the Account.

Investment limitations may also arise under the insurance laws and regulations of the other states where the Contracts are sold. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolios of the Account.

ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES CONTRACTS

As described in the Prospectus, VCA 2 may engage in certain transactions involving financial futures contracts. This additional information on those instruments should be read in conjunction with the Prospectus.

VCA 2 will only enter into futures contracts that are standardized and traded on a U.S. exchange or board of trade. When a financial futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called the "variation margin," are made on a daily basis as the underlying security, index, or rate fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

There are several risks associated with the use of futures contracts for hedging purposes. While VCA 2's hedging transactions may protect it against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude VCA 2 from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. There can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the securities or other assets being hedged. An incorrect correlation could result in a loss on both the hedged assets and the hedging vehicle so that VCA 2's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected market trends.

There can be no assurance that a liquid market will exist at a time when VCA 2 seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent VCA 2 from liquidating an unfavorable position and VCA 2 would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

ADDITIONAL INFORMATION ABOUT OPTIONS

As described in the Prospectus, VCA 2 may engage in certain transactions involving options. This additional information on those instruments should be read in conjunction with the Prospectus.

In addition to those described in the Prospectus, options have other risks, primarily related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although VCA 2 will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that VCA 2 would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If VCA 2 as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

The purchase and sale of over-the-counter ("OTC") options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, VCA 2 will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when VCA 2 writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which VCA 2 originally wrote the OTC option. There can be no assurance that VCA 2 will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, VCA 2 may be unable to liquidate an OTC option.

Options on Equity Securities. VCA 2 may purchase and write (i.e., sell) put and call options on equity securities that are traded on U.S. securities exchanges, are listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or that result from privately negotiated transactions with broker-dealers. A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.

VCA 2 will write only "covered" options on stocks. A call option is covered if:
(1) VCA 2 owns the security underlying the option; or (2) VCA 2 has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or
(3) VCA 2 holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by VCA 2 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian. A put option is covered if: (1) VCA 2 deposits and maintains with its custodian in a segregated account cash, U.S. government securities or other liquid unencumbered assets having a value equal to or greater than the exercise price of the option; or (2) VCA 2 holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by VCA 2 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian.

VCA 2 may also purchase "protective puts" (i.e., put options acquired for the purpose of protecting a VCA 2 security from a decline in market value). The loss to VCA 2 is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit VCA 2 realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

VCA 2 may also purchase putable and callable equity securities, which are securities coupled with a put or call option provided by the issuer.

VCA 2 may purchase call options for hedging or investment purposes. VCA 2 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on stocks.

If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercise of the option or by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that closing purchase or closing sale transactions can be effected.

Options on Debt Securities. VCA 2 may purchase and write exchange-traded and OTC put and call options on debt securities. Options on debt securities are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

VCA 2 will write only "covered" options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, VCA 2 might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.

VCA 2 may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered as the cover for both the put and the call). In such cases, VCA 2 will also segregate or deposit for the benefit of VCA 2's broker cash or other liquid unencumbered assets equivalent to the amount, if any, by which the put is "in the money." It is contemplated that VCA 2's use of straddles will be limited to 5% of VCA 2's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of VCA 2's net assets at the time the straddle is written).

VCA 2 may purchase "protective puts" in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts on debt securities operate in the same manner as protective puts on equity securities, described above. VCA 2 may wish to protect certain securities against a decline in market value at a time when put options on those particular securities are not available for purchase. VCA 2 may therefore purchase a put option on securities it does not hold. While changes in the value of the put should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which VCA 2 purchases a put option on an underlying security it owns.

VCA 2 may also purchase call options on debt securities for hedging or investment purposes. VCA 2 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

VCA 2 may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.

VCA 2 may enter into closing purchase or sale transactions in a manner similar to that discussed above in connection with options on equity securities.

Options on Stock Indices. VCA 2 may purchase and sell put and call options on stock indices traded on national securities exchanges, listed on NASDAQ or OTC options. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the "multiplier"). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

VCA 2 will write only "covered" options on stock indices. A call option is covered if VCA 2 follows the segregation requirements set forth in this paragraph. When VCA 2 writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. government securities or other liquid unencumbered assets, or "qualified securities" (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which VCA 2 has not written a stock call option and which has not been hedged by VCA 2 by the sale of stock index futures. When VCA 2 writes a call option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. government securities or other liquid unencumbered assets, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of VCA 2's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, VCA 2 will so segregate, escrow, or pledge an amount in cash, U.S. government securities, or other liquid unencumbered assets equal in value to the difference. In addition, when VCA 2 writes a call on an index which is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral, cash or U.S. government securities or other liquid unencumbered assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to VCA 2's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

A call option is also covered if VCA 2 holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by VCA 2 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian.

A put option is covered if: (1) VCA 2 holds in a segregated account cash, U.S. government securities or other liquid unencumbered assets of a value equal to the strike price times the multiplier times the number of contracts; or (2) VCA 2 holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by VCA 2 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian.

VCA 2 may purchase put and call options on stock indices for hedging or investment purposes. VCA 2 does not intend to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. VCA 2 may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, VCA 2 would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to VCA 2. Price movements in VCA 2's equity security holdings probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index VCA 2 bears the risk that the price of the securities held by VCA 2 may not increase as much as the index. In such event, VCA 2 would bear a loss on the call which is not completely offset by movement in the price of VCA 2's equity securities. It is also possible that the index may rise when VCA 2's securities do not rise in value. If this occurred, VCA 2 would experience a loss on the call which is not offset by an increase in the value of its securities holdings and might also experience a loss in its securities holdings. In addition, when VCA 2 has written a call, there is also a risk that the market may decline between the time VCA 2 has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time VCA 2 is able to sell stocks in its portfolio. As with stock options, VCA 2 will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where VCA 2 would be able to deliver the underlying securities in settlement, VCA 2 may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

There are also certain special risks involved in purchasing put and call options on stock indices. If VCA 2 holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercise option to fall out of-the-money, VCA 2 will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer. Although VCA 2 may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Options on Foreign Currencies. VCA 2 may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock. VCA 2's successful use of options on foreign currencies depends upon the investment manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. In addition, the correlation between movements in the price of options and the price of currencies being hedged is imperfect.

Options on Futures Contracts. VCA 2 may enter into certain transactions involving options on futures contracts. VCA 2 will utilize these types of options for the same purpose that it uses the underlying futures contract. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. VCA 2 intends to utilize options on futures contracts for the same purposes that it uses the underlying futures contracts.

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that the investment manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 2 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 2 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 2.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract is a contract obligating one party to purchase and the other party to sell one currency for another currency at a future date and price. When investing in foreign securities, VCA 2 may enter into such contracts in anticipation of or to protect itself against fluctuations in currency exchange rates.

VCA 2 generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, VCA 2 may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

VCA 2's successful use of forward contracts depends upon the investment manager's ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.

INTEREST RATE SWAP TRANSACTIONS

VCA 2 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 2 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same -- to increase or decrease exposure to long- or short-term interest rates. For example, VCA 2 may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Account anticipates purchasing at a later date. VCA 2 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.

The use of swap agreements is subject to certain risks. As with options and futures, if the investment manager's prediction of interest rate movements is incorrect, VCA 2's total return will be less than if the Account had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA 2 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

LOANS OF PORTFOLIO SECURITIES

VCA 2 may from time to time lend its portfolio securities to broker-dealers, qualified banks and certain institutional investors provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities. During the time portfolio securities are on loan, VCA 2 continues to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan is given to either party subject to appropriate notice. Upon termination of the loan, the borrower returns to the lender securities identical to the loaned securities. VCA 2 does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of stock loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage but VCA 2 would be an unsecured creditor as to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent.

VCA 2 will not lend its portfolio securities to entities affiliated with Prudential, including Prudential Securities Incorporated. This will not affect VCA 2's ability to maximize its securities lending opportunities.

PORTFOLIO TURNOVER RATE

VCA 2 has no fixed policy with respect to portfolio turnover, which is an index determined by dividing the lesser of the purchases or sales of portfolio securities during the year by the monthly average of the aggregate value of the portfolio securities owned during the year. VCA 2 seeks long term growth of capital rather than short-term trading profits. However, during any period when changing economic or market conditions are anticipated, successful management requires an aggressive response to such changes which may result in portfolio shifts that may significantly increase the rate of portfolio turnover. The rate of portfolio activity will normally affect the brokerage expenses of VCA 2. The annual portfolio turnover rate was 84% in 2000 and 81% in 1999.

PORTFOLIO BROKERAGE AND RELATED PRACTICES

In connection with decisions to buy and sell securities for VCA 2, brokers and dealers to effect the transactions must be selected and brokerage commissions, if any, negotiated. Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by VCA
2. Fixed income securities, on the other hand, as well as equity securities traded in the over-the-counter market, will not normally incur any brokerage commissions. These securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

In placing orders of securities transactions, primary consideration is given to obtaining the most favorable price and efficient execution. An attempt is made to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. However, a higher commission than would otherwise be necessary for a particular transaction may be paid when to do so would appear to further the goal of obtaining the best available execution.

In connection with any securities transaction that involves a commission payment, the commission is negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. Periodically, Prudential and PIC review the allocation among brokers of orders for equity securities and the commissions that were paid.

When selecting a broker or dealer in connection with a transaction for VCA 2, consideration is given to whether the broker or dealer has furnished PIC with certain services, provided this does not jeopardize the objective of obtaining the best price and execution. These services, which include statistical and economic data and research reports on particular companies and industries, are services that brokerage houses customarily provide to institutional investors. PIC uses these services in connection with all of its investment activities, and some of the data or services obtained in connection with the execution of transactions for VCA 2 may be used in connection with the execution of transactions for other investment accounts. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data or service may be used in connection with investment management for VCA 2. Although Prudential's present policy is not to permit higher commissions to be paid for transactions for VCA 2 in order to secure research and statistical services from brokers or dealers, Prudential might in the future authorize the payment of higher commissions, but only with the prior concurrence of the VCA 2 Committee, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all of the services that the broker or dealer provides.

When investment opportunities arise that may be appropriate for more than one entity for which Prudential serves as investment manager or adviser, one entity will not be favored over another and allocations of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which Prudential acts as investment manager or adviser have different investment objectives and positions, from time to time a particular security may be purchased for one or more such entities while, at the same time, such security may be sold for another.

An affiliated broker may be employed to execute brokerage transactions on behalf of VCA 2 as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. During 2000, 1999, and 1998, $3,830, $23,040, and $15,138, respectively, was paid to Prudential Securities Incorporated, an affiliated broker. For 2000, the commissions paid to this affiliated broker constituted 0.31% of the total commissions paid by VCA 2 for that year, and the transactions through this affiliated broker accounted for 0.41% of the aggregate dollar amount of transactions for VCA 2 involving the payment of commissions. VCA 2 may not engage in any transactions in which Prudential or its affiliates, including Prudential Securities Incorporated, acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

PIFM and Jennison may enter into business transactions with brokers or dealers for purposes other than the execution of portfolio securities transactions for accounts Prudential manages. These other transactions will not affect the selection of brokers or dealers in connection with portfolio transactions for VCA 2.

During the calendar year 2000, $1,226,469 was paid to various brokers in connection with securities transactions for VCA 2. The equivalent figures for 1999 and 1998 were $1,930,522, and $1,184,991, respectively.

CUSTODY OF SECURITIES

State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, is custodian of VCA 2's assets and maintains certain books and records in connection therewith.

                               THE VCA 2 COMMITTEE

VCA 2 is managed by The Prudential Variable Contract Account-2 Committee ("VCA 2 Committee"). The members of the Committee are elected by the persons having voting rights in respect of the VCA 2 Account. The affairs of the Account are conducted in accordance with the Rules and Regulations of the Account. The members of the Account's Committee, the Account's Secretary and Treasurer and the principal occupation of each during the past five years are shown below.

VCA 2 COMMITTEE*

DAVID R. ODENATH, Jr., 44, Chairman--Chief Executive Officer and Chief Operating Officer, Prudential Investments Fund Management LLC (PIFM), since 1999; Prior to 1999, Senior Vice President of PaineWebber Group, Inc. Address: 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102.

SAUL K. FENSTER, 68, Director--President of New Jersey Institute of Technology.
Address: 323 Martin Luther King Jr., Boulevard, Newark, New Jersey 07102.

W. SCOTT MCDONALD, JR., 63, Director--Vice President, Kaludis Consulting Group since 1997; 1995 to 1996: Principal, Scott McDonald & Associates; Prior to 1995:
Executive Vice President of Fairleigh Dickinson University. Address: 9 Zamrok Way, Morristown, New Jersey 07960.

JOSEPH WEBER, 77, Director--Vice President, Interclass (international corporate learning). Address: 37 Beachmont Terrace, North Caldwell, New Jersey 07006.

----------------------

* Certain actions of the Committee, including the annual continuance of the Agreement for Investment Management Services between the Account and PIFM must be approved by a majority of the Members of the Committee who are not interested persons of Prudential, its affiliates or the Account as defined in the Investment Company Act of 1940 (the 1940 Act). Messrs. Fenster, McDonald, and Weber are not interested persons of Prudential, its affiliates, or the Account. However, Mr. Fenster is President of the New Jersey Institute of Technology. Prudential has issued a group annuity contract to the Institute and provides group life and group health insurance to its employees.

OFFICERS WHO ARE NOT DIRECTORS

ROBERT F. GUNIA, Vice President--Executive Vice President, Prudential Investments since 1999; Vice President, Prudential from 1997 to 1999; prior to 1997, Senior Vice President, Prudential Securities Incorporated. Address: 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102.

JUDY A. RICE, Vice President--Executive Vice President (since 1999) of Prudential Investments; Executive Vice President (since 1999) of PIFM; formerly various positions to Senior Vice President (1992-1999), Prudential Securities, Inc. and Director or Trustee of several funds within the Prudential Mutual Funds complex.

WILLIAM V. HEALEY, Assistant Secretary--Vice President and Corporate Counsel of Prudential and Chief Legal Officer of Prudential Investments, since 1998; Director, ICI Mutual Insurance Company, since 1999; Prior to 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank N.A. Address: 100 Mulberry Street, Gateway Center Three, 4th Floor, Newark, New Jersey 07102.

JONATHAN D. SHAIN, Secretary--Vice President & Corporate Counsel of Prudential since 2001; Prior to 2001, Assistant General Counsel of Prudential since 1998. Prior to 1998, Attorney with Fleet Bank, N.A.

GRACE C. TORRES, Treasurer and Principal Financial and Accounting Officer--First Vice President of PIFM since 1996; Prior to 1996: First Vice President of Prudential Securities Inc. Address: 100 Mulberry Street, Gateway Center Three, 9th Floor, Newark, New Jersey 07102.

JEFFREY SCARBEL, Assistant Treasurer - Vice President of Prudential.

REMUNERATION OF MEMBERS OF THE COMMITTEES AND CERTAIN AFFILIATED PERSONS

No member of the VCA 2 Committee nor any other person (other than Prudential) receives remuneration from the Account. Prudential pays certain of the expenses relating to the operation of, including all compensation paid to members of the Committee, its Chairman, its Secretary and Treasurer. No member of the VCA 2 Committee, its Chairman, its Secretary or Treasurer who is also an officer,

Director or employee of Prudential or an affiliate of Prudential is entitled to any fee for his services as a member or officer of the Committee.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                    DIRECTORS

FRANKLIN E. AGNEW--Director since 1994 (current term expires April, 2006). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1987. Chief Financial Officer, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Bausch & Lomb, Inc. Age 66.
Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERIC K. BECKER--Director since 1994 (current term expires April, 2005). Member, Auditing Committee; Member, Corporate Governance Committee. President, Wilentz Goldman & Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age
65. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires April, 2003). Member, Compensation Committee. President and Chief Executive Officer, Q-Linx Inc. since 2001. President and Chief Operating Officer, The Swarthmore Group, Inc. from 1999-2000. Partner, McConnell Valdes, LLP in 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Age 48. Address: 1025 Connecticut Avenue, N.W., Suite 1012, Washington, D.C. 20036.

JAMES G. CULLEN--Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. Retired since 2000. President & Chief Operating Officer, Telecom Group, Bell Atlantic Corporation, from 1998-2000. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Agilient Technologies, Inc., Quantum Bridge Communications and Johnson & Johnson. Age 58. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CAROLYNE K. DAVIS--Director since 1989 (current term expires April, 2001). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Minimed Incorporated, Science Applications International Corporation, and Beverley Enterprises. Age 69. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

ALLAN D. GILMOUR--Director since 1995 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, The Dow Chemical Company and DTE Energy Company. Age 66. Address:
751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

WILLIAM H. GRAY III--Director since 1991 (current term expires April, 2004). Chairman, Committees on Nominations & Corporate Governance. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Bank, JP Morgan Chase & Co., Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Dell Computer Corporation, Pfizer, Inc., Viacom, Inc., Visteon Corporation, Electronic Data Systems, and Ezgov.com, Inc. Age 59. Address: 8260 Willow Oaks Corp. Drive, Fairfax,VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividend. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of James
E. Hanson Management Company, Hampshire Management Company and CDL, Inc.. Age
64. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER--Director since 1997 (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1992. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation, Owens Corning, and Kohler, Co. Age 66. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires April, 2002). Member, Compensation Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company, and Pfizer, Inc. Age 59. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

GAYNOR N. KELLEY--Director since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated and Alliant Techsystems. Age 69. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires April, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Professor of Economics, Princeton University, since 1988. Professor Malkiel is also a director of Baker Fentress & Company, The Jeffrey Company, NeuVis, Inc. and Vanguard Group, Inc. Age 68. Address:
Princeton University, Department of Economics, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer and President of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Bank from 1990 to 1994, with Chase since 1972. Age 58. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires April, 2004). Member, Auditing Committee. Principal, Investment Strategies International since 1994. Age 66. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CHARLES R. SITTER--Director since 1995 (current term expires April, 2003). Member, Committee on Finance & Dividends; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 70. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires April, 2003). Member, Compensation Committee; Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Age 69 Address: 47 East South Temple, #501, Salt Lake City, UT 84150.

RICHARD M. THOMSON--Director since 1976 (current term expires April, 2004). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, The Toronto-Dominion Bank, Ontario Power Generation, Inc., Stuart Energy Systems, Inc., Nexen Inc., Canada Pension Plan Investment Board, and TrizecHahn Corporation. Age 67. Address: 11th Floor TD Tower, Toronto Dominion Centre, Toronto, ON, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires April, 2004). Member, Committees on Nominations & Corporate Governance; Member, Auditing Committee. Founding Principal, Alerion Capital Group, LLC since 1998. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Moss Software, Inc. and Apex Microtechnology Corporation. Age 59.
Address: 7600 Double Tree Ranch Road, Suite 240, Scottsdale, AZ 95258.

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Chairman, Chief Executive Officer and President, Merck & Co., Inc. from 1986 to 1995. Dr. Vagelos originally joined Merck in 1975. Dr. Vagelos is also a director of Advanced Medicine, Inc. and Regeneron Pharmaceuticals, Inc. Age 71. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 67.
Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires April, 2004). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1997. Chairman and Chief Executive Officer, Wolfensohn & Co., Inc. 1995 to 1996. Chairman, James D. Wolfensohn, Inc. 1988 to 1995. Mr. Volcker is also a director of Genosys Technology Management Inc. and as well as a Member of the Board of Overseers of TIAA-CREF. Age 72. Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                               PRINCIPAL OFFICERS


ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer, and President since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Age 58.

MICHELE S. DARLING--Executive Vice President, Corporate Governance, Human Resources and Community Resources since 2000; Executive Vice President, Human Resources from 1997 to 2000; prior to 1997, Executive Vice President, Human Resources, Canadian Imperial Bank of Commerce. Age 46.

ROBERT C. GOLDEN--Executive Vice President, Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities. Age 54.

MARK B. GRIER--Executive Vice President, Financial Management, Government Affairs and Demutualization since 2000; Executive Vice President, Corporate Governance from 1998 to 2000; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 48.


JEAN D. HAMILTON--Executive Vice President, Institutional since 2001; Executive Vice President, Prudential Institutional from 1998 to 2001; President, Diversified Group from 1995 to 1998; prior to 1995, President, Prudential Capital Group. Age 53.


RODGER A. LAWSON--Executive Vice President, International Investments & Global Marketing Communications since 1998; Executive Vice President, Marketing and Planning from 1996 to 1998; President and CEO, Van Eck Global, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company. Age 54.

KIYOFUMI SAKAGUCHI--Executive Vice President, International Insurance since 1998; President, International Insurance Group from 1995 to 1998; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd., Japan. Age 57.


JOHN R. STRANGFELD--Executive Vice President, Prudential Investment Management since 2001 and Chairman and CEO of Prudential Securities since 2000; Executive Vice President, Global Asset Management since 1998 and Prudential Securities since 2000; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996; prior to 1994, Senior Managing Director. Age 47.



VIVIAN BANTA--Executive Vice President, US Consumer Group since 2001; Executive Vice President, Individual Financial Services from 2000 to 2001; Consultant, Individual Financial Services from 1998 to 1999; Consultant, Morgan Stanley from 1997 to 1998; Executive Vice President, Global Investor Service, The Chase Manhattan Bank from 1991 to 1997. Age 50.


RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer since 1997; Controller, Salomon Brothers, from 1995 to 1997; prior to 1995, Controller, Bankers Trust. Age 53.

ANTHONY S. PISZEL--Senior Vice President and Comptroller since 2000; Vice President and Comptroller from 1998 to 2000. Vice President, Enterprise Financial Management from 1997 to 1998; prior to 1997, Chief Financial Officer, Individual Insurance Group. Age 46.

C. EDWARD CHAPLIN--Senior Vice President and Treasurer since 2000; Vice President and Treasurer 1995 to 2000; prior to 1995, Managing Director and Assistant Treasurer. Age 44.

SUSAN J. BLOUNT--Vice President, Corporate Counsel and Secretary since 2000; Vice President and Secretary 1995 to 2000; prior to 1995, Assistant General Counsel. Age 43.

                    SALE OF GROUP VARIABLE ANNUITY CONTRACTS

Prudential offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are secured in any jurisdiction where such clearances may be necessary or desirable. During 2000, 1999 and 1998, Prudential received $5,025, $6,721, and $9,673, respectively, as sales charges in connection with the sale of these contracts. Prudential credited $135,513, $68,061, and $91,483, respectively to other broker-dealers in connection with such sales.

                                     EXPERTS

The condensed financial information included in the Prospectus and the financial statements for VCA 2 and Prudential in this Statement of Additional Information for the five year period ended December 31, 2000 have been audited by PricewaterhouseCoopers LLP independent accountants, as stated in their reports appearing herein. Such financial statements and condensed financial information have been included in reliance upon the reports of PricewaterhouseCoopers LLP given upon their authority as experts in accounting and auditing. The Committee approves the accountant's employment as the auditors of VCA-2 annually. PricewaterhouseCoopers LLP's business address is 1177 Avenue of the Americas, New York, NY 10036.

Financial statements for VCA 2 and Prudential, as of December 31, 2000, are included in this Statement of Additional Information, beginning on the next page.

                         FINANCIAL HIGHLIGHTS FOR VCA-2

                INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*

          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)



                                                                                      YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                                2000           1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME ..........................................  $  .4152       $  .4596       $  .3414       $  .2633       $  .2056
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
   For investment management fee ...........................    (.0321)        (.0316)        (.0325)        (.0284)        (.0215)
   For assuming mortality and expense risks ................    (.0961)        (.0948)        (.0974)        (.0850)        (.0646)
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME ......................................     .2870          .3332          .2115          .1499          .1195
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL CHANGES
   Net realized gain on investments ........................    1.8450         1.3723         3.1604         4.7245         2.3368
   Net change in unrealized appreciation (depreciation)
   of investments ..........................................     .0344        (1.4043)       (4.3161)        1.3843         1.7641
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN ACCUMULATION UNIT VALUE .........    2.1664          .3012        (0.9442)        6.2587         4.2204
-----------------------------------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
   Beginning of year .......................................   25.2398        24.9386        25.8828        19.6241        15.4037
   End of year .............................................  $27.4062       $25.2398       $24.9386       $25.8828       $19.6241
-----------------------------------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO
   AVERAGE NET ASSETS** ....................................       .50%           .50%           .50%           .50%           .50%
-----------------------------------------------------------------------------------------------------------------------------------
RATIO OF NET INVESTMENT INCOME TO
   AVERAGE NET ASSETS** ....................................      1.12%          1.33%           .81%           .70%           .69%
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ....................................        84%            81%            43%            47%            53%
-----------------------------------------------------------------------------------------------------------------------------------
NUMBER OF ACCUMULATION UNITS OUTSTANDING
   for Participants at end of year
   (000 omitted) ...........................................    16,372         20,424         26,278         28,643         30,548
-----------------------------------------------------------------------------------------------------------------------------------

*Calculated by accumulating the actual per unit amounts daily.
**These calculations exclude Prudential's equity in VCA-2.


The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-2

                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2000


COMMON STOCK                                                              VALUE
INVESTMENTS - 98.2%                                    SHARES           [NOTE 2A]
-----------------------------------------------------------------------------------
STOCKS
Aerospace/Defense - 1.3%
Lockheed Martin Corp.                                 176,400        $   5,988,780
-----------------------------------------------------------------------------------
AGRICULTURE - 0.6%
Monsanto Co.                                           98,100            2,654,831
-----------------------------------------------------------------------------------
AUTOS & TRUCKS - 0.4%
Tower Automotive, Inc.(a)                             201,200            1,810,800
-----------------------------------------------------------------------------------
BANKING & FINANCIAL SERVICES - 6.7%
Bank of America Corp.                                 107,800            4,945,325
Citigroup, Inc.                                       164,464            8,397,943
Fleet Boston Financial Corp.                          121,800            4,575,113
Providian Financial Corp.                             100,600            5,784,500
Chase Manhattan Corp.                                 185,100            8,410,481
                                                                       -----------
                                                                        32,113,362
-----------------------------------------------------------------------------------
CHEMICALS - 2.6%
Agrium, Inc.                                          215,300            3,148,763
Crompton Corp.                                        367,900            3,862,950
Praxair, Inc.                                         124,700            5,533,563
                                                                       -----------
                                                                        12,545,276
-----------------------------------------------------------------------------------
COMMERCIAL SERVICES - 1.7%
Convergys Corp.(a)                                    173,900            7,879,843
-----------------------------------------------------------------------------------
COMPUTER HARDWARE - 4.4%
Compaq Computer Corp.                                 321,600            4,840,080
Dell Computer Corp.(a)                                240,500            4,193,719
Hewlett-Packard Co.                                   197,100            6,220,969
International Business
   Machines Corp.                                      68,000            5,780,000
                                                                       -----------
                                                                        21,034,768
-----------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 2.7%
Compuware Corp.(a)                                    224,900            1,405,625
Microsoft Corp.(a)                                    154,500            6,720,750
Unisys Corp.(a)                                       309,800            4,530,825
                                                                       -----------
                                                                        12,657,200
-----------------------------------------------------------------------------------
DIVERSIFIED INDUSTRIES - 2.5%
Minnesota Mining &
   Manufacturing Co.                                   42,600            5,133,300
Tyco International Ltd.                               123,600            6,859,800
                                                                       -----------
                                                                        11,993,100
-----------------------------------------------------------------------------------
ELECTRONICS - 3.3%
Micron Technology, Inc.(a)                            142,100            5,044,550
National Semiconductor
   Corp.(a)                                           190,370            3,831,196
SCI Systems, Inc.(a)                                  115,900            3,056,863
Texas Instruments, Inc.                                82,600            3,913,175
                                                                       -----------
                                                                        15,845,784
-----------------------------------------------------------------------------------

COMMON STOCK                                                             VALUE
INVESTMENTS                                            SHARES          [NOTE 2A]
-----------------------------------------------------------------------------------
HEALTHCARE - 5.5%
Columbia/HCA-The Healthcare
   Company                                            120,000         $  5,281,200
Tenet Healthcare Corp.(a)                             134,400            5,972,400
United Health Care Group, Inc.                         92,200            5,658,775
Wellpoint Health Networks,
   (Class 'A' Stock) Inc.(a)                           79,600            9,173,900
                                                                       -----------
                                                                        26,086,275
-----------------------------------------------------------------------------------
HOTELS & MOTEL - 0.7%
Starwood Hotel & Resorts                              100,100            3,528,525
-----------------------------------------------------------------------------------
INSURANCE - 9.3%
Allstate Corp.                                        106,300            4,630,694
Loews Corp.                                            96,400            9,983,425
Old Republic International Corp.                      117,500            3,760,000
Torchmark Corp.                                       221,900            8,529,281
Trenwick Group Ltd.                                   289,200            7,175,775
XL Capital (Class "A" Stock)                          114,884           10,037,990
                                                                        ----------
                                                                        44,117,165
-----------------------------------------------------------------------------------
MACHINERY - 1.3%
Caterpillar, Inc.                                     126,600            5,989,763
-----------------------------------------------------------------------------------
MEDIA - 1.8%
AT&T Liberty Media Group                              260,900            3,538,456
Tribune Co.                                           114,700            4,846,075
                                                                         ---------
                                                                         8,384,531
-----------------------------------------------------------------------------------
METALS - 2.5%
Alcoa, Inc.                                           212,800            7,128,800
BHP Limited ADR                                       197,200            4,141,200
The Cabide/Graphite, Inc.(a)                          427,700              855,400
                                                                      ------------
                                                                        12,125,400
-----------------------------------------------------------------------------------
NETWORKING - 2.5%
Cisco Systems, Inc.(a)                                 91,500            3,499,875
Nortel Networks Corp.                                 121,900            3,908,419
Tellabs, Inc.(a)                                       75,400            4,260,100
                                                                       -----------
                                                                        11,668,394
-----------------------------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES - 0.4%
Xerox Corp.                                           441,600            2,042,400
-----------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION - 15.5%
Baker Hughes, Inc.                                    210,900            8,765,531
Coastal Corp.                                         180,800           15,966,900
Conoco, Inc., Class A                                 161,600            4,625,800
Devon Energy Corp.                                    140,100            8,541,897
Halliburton Co.                                       188,600            6,836,750
Kerr-McGee Corp.                                       72,799            4,872,983
Phillips Petroleum Co.                                113,400            6,449,625
Royal Dutch Petroleum Co. ADR                          81,100            4,911,619
TotalFinaElf SA ADR                                   109,200            7,937,475
Transocean Sedco Forex, Inc.                          107,200            4,931,200
                                                                       -----------
                                                                        73,839,780
-----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-2

                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2000


COMMON STOCK                                                             VALUE
INVESTMENTS                                            SHARES          [NOTE 2A]
------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 4.7%
Georgia Pacific Group                                   224,900          7,000,013
International Paper Co.                                 155,500          6,346,344
Mead Corp.                                               82,600          2,591,575
Temple Inland, Inc.                                     116,700          6,258,038
                                                                       -----------
                                                                        22,195,970
------------------------------------------------------------------------------------
PHARMACEUTICALS - 7.0%
Abbott Laboratories                                     130,000          6,296,875
American Home Products Corp.                            112,900          7,174,795
Eli Lilly & Co.                                          64,800          6,030,450
Schering-Plough Corp.                                   149,800          8,501,150
Sepracor, Inc.                                           66,300          5,312,288
                                                                       -----------
                                                                        33,315,558
------------------------------------------------------------------------------------
PHOTOGRAPHY - 1.5%
Eastman Kodak Co.                                       187,900          7,398,562
------------------------------------------------------------------------------------
RESTAURANTS - 1.9%
Darden Restaurants, Inc.                                404,300          9,248,362
------------------------------------------------------------------------------------
RETAIL - 1.7%
Target Corp.                                            246,200          7,939,949
------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 6.2%
ALLTEL Corp.                                            113,472          7,084,908
General Motors Corp.,
   (Class 'H' Stock)(a)                                 186,600          4,291,800
Global Crossing, Ltd.(a)                                359,200          5,141,050
Nextel Communications, Inc.                             183,100          4,531,725

SBC Communications, Inc.                                107,100          5,114,025
Worldcom, Inc.                                          258,300          3,616,200
                                                                       -----------
                                                                        29,779,708
------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 4.5%
Harris Corp.                                            157,300          4,817,313
Motorola Inc.                                           214,100          4,335,525
Nokia Corp. ADR                                         280,200         12,188,700
                                                                        ----------
                                                                        21,341,538
------------------------------------------------------------------------------------
TOBACCO - 2.2%
Philip Morris Co., Inc.                                 234,900         10,335,599
------------------------------------------------------------------------------------

COMMON STOCK                                                              VALUE
INVESTMENTS                                             SHARES          [NOTE 2A]
------------------------------------------------------------------------------------
UTILITIES - 2.8%
Exelon Corp.                                            190,700         13,389,046
------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS - 98.2%
   (Cost: $424,987,036)                                               $467,250,269
------------------------------------------------------------------------------------
SHORT-TERM                                             PRINCIPAL
INVESTMENT - 2.1%                                       AMOUNT
                                                         (000)
------------------------------------------------------------------------------------
COMMERCIAL PAPER
American Express Financial Corp.
   6.30%
   Due 1/2/01
   (Cost: $10,195,000)                                  $10,195         10,195,000
------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.3%
   (Cost: $435,182,036)                                               $477,445,269
------------------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES
  Cash                                                                         590
  Dividends and Interest Receivable                                        448,786
  Payable for Pending Capital Transactions                                (899,695)
  Payable for Investments Purchased                                       (946,683)
------------------------------------------------------------------------------------
LIABILITIES IN EXCESS
  OF OTHER ASSETS - (0.3)%                                              (1,397,002)
------------------------------------------------------------------------------------
NET ASSETS - 100%                                                     $476,048,267
------------------------------------------------------------------------------------
NET ASSETS, REPRESENTING:
Equity of Participants
   (other than Annuitants)
   16,371,601 Accumulation Units at an
   Accumulation Unit Value of
   $27.4062                                                            448,683,381
Equity of Annuitants                                                    26,581,548
Equity of Prudential Insurance
   Company of America                                                      783,338
                                                                 ------------------
                                                                      $476,048,267
====================================================================================

The following abbreviations are used in portfolio descriptions:
  ADR - American Depository Receipts.
  SA - Sociedad Anomie (Spanish Corporation).
(a) Non-income producing security.


                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-2
                            STATEMENT OF OPERATIONS

---------------------------------------------------------------------------------------------------------------------------
YEAR ENDED                                                                                            DECEMBER 31, 2000
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends (net of $64,911 foreign withholding tax)                                                  $    7,201,882
   Interest                                                                                                   639,369
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME                                                                                                7,841,251
---------------------------------------------------------------------------------------------------------------------------
EXPENSES
   Fees Charged to Participants and Annuitants for Investment Management Services                             599,871
   Fees Charged to Participants (other than Annuitants) for Assuming
      Mortality and Expense Risks                                                                           1,799,613
---------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                                              2,399,484
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME - NET                                                                                     5,441,767
---------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS - NET
   Realized Gain on Investments - Net                                                                      35,153,813
   Decrease in Unrealized Appreciation/Depreciation on Investments - Net                                   (3,444,234)
---------------------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                                                                    31,709,579
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                         $  37,151,346
===========================================================================================================================

                       STATEMENTS OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------------------------------------
YEAR ENDED                                                                DECEMBER 31, 2000             DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS
   Investment Income - Net                                                 $    5,441,767              $    8,092,375
   Realized Gain on Investments - Net                                          35,153,813                  38,765,596
   Decrease In Unrealized Appreciation/Depreciation
       on Investments -Net                                                     (3,444,234)                (39,937,856)
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                37,151,346                   6,920,115
---------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
   Purchase Payments and Transfers In                                          25,304,786                  36,314,405
   Withdrawals and Transfers Out                                             (127,082,903)               (182,549,022)
   Annual Administration Charges Deducted from
      Participants' Accumulation Accounts                                         (20,752)                    (23,655)
   Mortality and Expense Risk Charges Deducted
      from Annuitants' Accounts                                                   (78,759)                   (121,395)
   Variable Annuity Payments                                                   (3,593,062)                 (3,689,243)
---------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
   RESULTING FROM CAPITAL TRANSACTIONS                                       (105,470,690)               (150,068,910)
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM SURPLUS TRANSFERS                                              (109,743)                    396,121
---------------------------------------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                                  (68,429,087)               (142,752,674)
NET ASSETS
   Beginning of Period                                                        544,477,354                 687,230,028
---------------------------------------------------------------------------------------------------------------------------
   End of Period                                                             $476,048,267                $544,477,354
===========================================================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS OF VCA-2
--------------------------------------------------------------------------------

NOTE 1:     GENERAL

            The Prudential Variable Contract Account-2 (VCA-2 or the Account) was established on January 9, 1968 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-2 has been designed for use by public school systems and certain tax-exempt organizations to provide for the purchase and payment of tax-deferred variable annuities. The investment objective of the Account is long-term growth of capital. Its investments are composed primarily of common stocks. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

NOTE 2:     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            A. SECURITIES VALUATION

            EQUITY SECURITIES

            Any security for which the primary market is on an exchange is generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. Eastern time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. Nasdaq National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Portfolio securities for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Account's Pricing Committee.

            FIXED INCOME SECURITIES

            Fixed income securities will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service.

            SHORT-TERM INVESTMENTS

            Short-term investments having maturities of sixty days or less are valued at amortized cost which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accretion of discount or amortization of premium to maturity.

            B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

            Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and realized and unrealized gains and losses are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-2. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

NOTES TO FINANCIAL STATEMENTS OF VCA-2
--------------------------------------------------------------------------------

C.  TAXES

The operations of VCA-2 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-2 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-2 has not been reduced by federal income taxes.

D.  Equity of Annuitants

Reserves are computed for purchased annuities using the Prudential 1950 Group Annuity Valuation (GAV) Table, adjusted, and a valuation interest rate related to the Assumed Investment Result (AIR). The valuation interest rate is equal to the AIR less .5% in contract charges defined in Note 3A. The AIRs are selected by each Contractholder and are described in the prospectus.

NOTE 3:     Charges

A. The Prudential Insurance Company of America ("The Prudential"), furnished investment management services in connection with the management of the Account through September 28, 2000. Effective September 29, 2000, the VCA-2 Committee terminated the investment management agreement with The Prudential and entered into an investment management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to the investment management agreement, PIFM is paid the same investment management fee that The Prudential was paid. An investment management fee is calculated daily at an effective annual rate of 0.125% of the current value of the accounts of Participants (other than Annuitants and Prudential). An equivalent charge is deducted monthly in determining the amount of Annuitants' payments.

   In accordance with the investment management agreement, The Prudential was responsible for all investment management services, selecting subadvisers and supervising the subadviser's performance of such services. Effective September 18, 2000, The Prudential entered into a subadvisory agreement with Jennison Associates. LLC ("Jennison"). Prior to September 18, 2000, The Prudential had a subadvisory agreement with The Prudential Investment Corporation ("PIC"). Subsequent to appointment as manager to the Account, PIFM entered into a subadvisory agreement with Jennison on September 29, 2000.

   PIFM, Jennison and PIC are wholly owned subsidiaries of The Prudential.

   A daily charge for PIFM assuming mortality and expense risks is calculated at an effective annual rate of 0.375% of current value of the accounts of Participants (other than Annuitants and Prudential). A one-time equivalent charge is deducted when the initial Annuity Units for Annuitants are determined.

B. An annual administration charge of not more than $30 annually is deducted from the accumulation account of certain Participants either at the time of withdrawal of the value of the entire Participant's account or at the end of the fiscal year by canceling Accumulation Units. This deduction may be made from a fixed-dollar annuity contract if the Participant is enrolled under such a contract.

C. A charge of 2.5% for sales and other marketing expenses is made from certain Participant's purchase payments. For the year ended December 31, 2000, Prudential has advised the Account it has received $5,025 for such charges.

NOTE 4:     Purchases and Sales of Portfolio Securities

            For the year ended December 31, 2000, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $396,619,680 and $499,072,655 respectively.

NOTES TO FINANCIAL STATEMENTS OF VCA-2
--------------------------------------------------------------------------------

NOTE 5:     Unit Transactions

            The number of Accumulation Units issued and redeemed for the years ended December 31, 2000 and December 31, 1999 are as follows:

                                                   2000                  1999
              ------------------------------------------------------------------
              Units issued                       1,008,885             1,408,871
              Units redeemed                     5,061,311             7,262,232
              ------------------------------------------------------------------

NOTE 6:     Net Increase (Decrease) in Net Assets Resulting from Surplus
            Transfers

            The increase (decrease) in net assets resulting from surplus transfers represents the net increases to/(reductions) from Prudential's investment Account. The increase (decrease) includes reserve adjustments from morality and expense risks assumed by Prudential.

NOTE 7:     Related Party Transactions

            For the year ended December 31, 2000 Prudential Securities Incorporated, an indirect, wholly owned subsidiary of Prudential, earned $3,830 in brokerage commissions from portfolio transactions executed on behalf of VCA-2.

NOTE 8:     Participant Loans

            Participant loan initiations are not permitted in VCA-2. However, participants who initiated loans in other accounts are permitted to direct loan repayments into VCA-2.

            For the year ended December 31, 2000 and the year ended December 31, 1999, $26,631 and $31,490 of participant loan principal and interest has been paid to VCA-2, respectively. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT - 2

COMMITTEE MEMBERS

DAVID R. ODENATH, JR.                                                   W. SCOTT MCDONALD, JR., PH.D.
  Chairman,                                                               Vice President,
  The Prudential Variable                                                 Kaludis Consulting Group
  Contract Accounts - 2, 10 and 11

SAUL K. FENSTER, Ph.D.                                                  JOSEPH WEBER, Ph.D.
  President, New Jersey                                                   Vice President,
  Institute of Technology                                                 Interclass (international corporate learning)






This report is for the information of persons participating in The Prudential Variable Contract Account-2 (VCA-2, Long Term Growth Account, or the Account). It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for VCA-2. Prudential Investment Management Services LLC, Distributor, is an affiliate of The Prudential Insurance Company of America. VCA-2 is a group annuity insurance product issued by The Prudential Insurance Company of America.

                       Report of Independent Accountants


To the Committee and Participants
of The Prudential Variable Contract Account - 2 of The Prudential Insurance Company of America


In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Variable Contract Account - 2 of The Prudential Insurance Company of America (the "Account") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 23, 2001

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
CONSOLIDATED FINANCIAL STATEMENTS AND
REPORT OF INDEPENDENT ACCOUNTANTS
DECEMBER 31, 2000 AND 1999

[PRICEWATERHOUSECOOPERS LOGO]

--------------------------------------------------------------------------------

                                                    PRICEWATERHOUSECOOPERS LLP
                                                    1177 Avenue of the Americas
                                                    New York NY 10036
                                                    Telephone  (646) 471 4000
                                                    Facsimile  (646) 471 4100




                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Policyholders of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 13, 2001, except for Note 18, as to which the date is April 2, 2001.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
DECEMBER 31, 2000 AND 1999 (IN MILLIONS)
--------------------------------------------------------------------------------


                                                                                                    2000            1999
                                                                                                 ---------       ---------
ASSETS
Fixed maturities:
      Available for sale, at fair value (amortized cost, 2000: $83,115; 1999: $81,248)           $  83,827       $  79,130
      Held to maturity, at amortized cost (fair value, 2000: $12,615; 1999: $14,112)                12,448          14,237
Trading account assets, at fair value                                                                7,217           9,741
Equity securities, available for sale, at fair value (cost, 2000: $2,266; 1999: $2,531)              2,317           3,264
Mortgage loans on real estate                                                                       15,919          16,268
Policy loans                                                                                         8,046           7,590
Securities purchased under agreements to resell                                                      5,395          13,944
Cash collateral for borrowed securities                                                              3,858           7,124
Other long-term investments                                                                          4,459           4,857
Short-term investments                                                                               5,029           2,773
                                                                                                 ---------       ---------
      Total investments                                                                            148,515         158,928

Cash and cash equivalents                                                                            7,676           6,427
Accrued investment income                                                                            1,916           1,836
Broker-dealer related receivables                                                                   11,860          11,346
Deferred policy acquisition costs                                                                    7,063           7,324
Other assets                                                                                        13,506          17,102
Separate account assets                                                                             82,217          82,131
                                                                                                 ---------       ---------
      TOTAL ASSETS                                                                               $ 272,753       $ 285,094
                                                                                                 =========       =========

LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits                                                                           $  69,288       $  67,278
Policyholders' account balances                                                                     32,722          32,780
Unpaid claims and claim adjustment expenses                                                          2,120           2,829
Policyholders' dividends                                                                             1,463           1,484
Securities sold under agreements to repurchase                                                      15,010          24,598
Cash collateral for loaned securities                                                               11,053          10,775
Income taxes payable                                                                                 1,610             804
Broker-dealer related payables                                                                       5,965           5,839
Securities sold but not yet purchased                                                                4,959           6,968
Short-term debt                                                                                     11,131          10,858
Long-term debt                                                                                       2,502           5,513
Other liabilities                                                                                   12,105          13,946
Separate account liabilities                                                                        82,217          82,131
                                                                                                 ---------       ---------
      Total liabilities                                                                            252,145         265,803
                                                                                                 ---------       ---------
COMMITMENTS AND CONTINGENCIES (SEE NOTES 15 AND 17)
EQUITY
Accumulated other comprehensive income (loss)                                                          234            (685)
Retained earnings                                                                                   20,374          19,976
                                                                                                 ---------       ---------
      Total equity                                                                                  20,608          19,291
                                                                                                 ---------       ---------
      TOTAL LIABILITIES AND EQUITY                                                               $ 272,753       $ 285,094
                                                                                                 =========       =========



                 See Notes to Consolidated Financial Statements
                                       3

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (IN MILLIONS)
--------------------------------------------------------------------------------


                                                                           2000          1999          1998
                                                                         --------      --------      --------
REVENUES
Premiums                                                                 $ 10,221      $  9,528      $  9,048
Policy charges and fee income                                               1,639         1,516         1,465
Net investment income                                                       9,497         9,367         9,454
Realized investment gains (losses), net                                      (288)          924         2,641
Commissions and other income                                                5,475         5,233         4,416
                                                                         --------      --------      --------

      Total revenues                                                       26,544        26,568        27,024
                                                                         --------      --------      --------

BENEFITS AND EXPENSES
Policyholders' benefits                                                    10,640        10,226         9,786
Interest credited to policyholders' account balances                        1,751         1,811         1,953
Dividends to policyholders                                                  2,724         2,571         2,477
General and administrative expenses                                        10,083         9,530         9,037
Capital markets restructuring                                                 476             -             -
Sales practices remedies and costs                                              -           100         1,150
Demutualization expenses                                                      143            75            24
                                                                         --------      --------      --------

      Total benefits and expenses                                          25,817        24,313        24,427
                                                                         --------      --------      --------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                         727         2,255         2,597
                                                                         --------      --------      --------

Income taxes
      Current                                                                 434           690         1,085
      Deferred                                                                (28)          352          (115)
                                                                         --------      --------      --------

        Total income taxes                                                    406         1,042           970
                                                                         --------      --------      --------

INCOME FROM CONTINUING OPERATIONS                                             321         1,213         1,627
                                                                         --------      --------      --------

DISCONTINUED OPERATIONS
Loss from healthcare operations, net of taxes                                   -             -          (298)
Gain (loss) on disposal of healthcare operations, net of taxes                 77          (400)         (223)
                                                                         --------      --------      --------

      Net gain (loss) from discontinued operations                             77          (400)         (521)
                                                                         --------      --------      --------

NET INCOME                                                               $    398      $    813      $  1,106
                                                                         ========      ========      ========



                 See Notes to Consolidated Financial Statements
                                       4

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (IN MILLIONS)
--------------------------------------------------------------------------------


                                                                             ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                                   --------------------------------------------------------------
                                                                                       NET                              TOTAL
                                                                     FOREIGN        UNREALIZED                       ACCUMULATED
                                                                    CURRENCY        INVESTMENT        PENSION          OTHER
                                                                   TRANSLATION        GAINS          LIABILITY      COMPREHENSIVE
                                                                   ADJUSTMENTS       (LOSSES)        ADJUSTMENT     INCOME (LOSS)
                                                                   -----------      ----------       ----------     -------------
BALANCE, DECEMBER 31, 1997                                          $    (85)        $  1,752         $     (6)        $  1,661
Comprehensive income:
   Net income
   Other comprehensive loss, net of tax:
      Change in foreign currency translation adjustments                  54                                                 54
      Change in net unrealized investment gains                                          (480)                             (480)
      Additional pension liability adjustment                                                               (3)              (3)

   Other comprehensive loss

Total comprehensive income
                                                                    --------         --------         --------         --------

BALANCE, DECEMBER 31, 1998                                               (31)           1,272               (9)           1,232
Comprehensive income:
   Net income
   Other comprehensive loss, net of tax:
      Change in foreign currency translation adjustments                  13                                                 13
      Change in net unrealized investment gains                                        (1,932)                           (1,932)
      Additional pension liability adjustment                                                                2                2

   Other comprehensive loss

Total comprehensive loss
                                                                    --------         --------         --------         --------

BALANCE, DECEMBER 31, 1999                                               (18)            (660)              (7)            (685)
Comprehensive income:
   Net income
   Other comprehensive income, net of tax:
      Change in foreign currency translation adjustments                 (89)                                               (89)
      Change in net unrealized investment gains                                         1,019                             1,019
      Additional pension liability adjustment                                                              (11)             (11)

   Other comprehensive income

Total comprehensive income
                                                                    --------         --------         --------         --------

BALANCE, DECEMBER 31, 2000                                          $   (107)        $    359         $    (18)        $    234
                                                                    ========         ========         ========         ========







                                                                       RETAINED         TOTAL
                                                                       EARNINGS         EQUITY
                                                                       --------         ------
BALANCE, DECEMBER 31, 1997                                             $ 18,057        $ 19,718
Comprehensive income:
   Net income                                                             1,106           1,106
   Other comprehensive loss, net of tax:
      Change in foreign currency translation adjustments                                     54
      Change in net unrealized investment gains                                            (480)
      Additional pension liability adjustment                                                (3)
                                                                                       --------
   Other comprehensive loss                                                                (429)
                                                                                       --------
Total comprehensive income                                                                  677
                                                                       --------        --------

BALANCE, DECEMBER 31, 1998                                               19,163          20,395
Comprehensive income:
   Net income                                                               813             813
   Other comprehensive loss, net of tax:
      Change in foreign currency translation adjustments                                     13
      Change in net unrealized investment gains                                          (1,932)
      Additional pension liability adjustment                                                 2
                                                                                       --------
   Other comprehensive loss                                                              (1,917)
                                                                                       --------
Total comprehensive loss                                                                 (1,104)
                                                                       --------        --------

BALANCE, DECEMBER 31, 1999                                               19,976          19,291
Comprehensive income:
   Net income                                                               398             398
   Other comprehensive income, net of tax:
      Change in foreign currency translation adjustments                                    (89)
      Change in net unrealized investment gains                                           1,019
      Additional pension liability adjustment                                               (11)
                                                                                       --------
   Other comprehensive income                                                               919
                                                                                       --------
Total comprehensive income                                                                1,317
                                                                       --------        --------

BALANCE, DECEMBER 31, 2000                                             $ 20,374        $ 20,608
                                                                       ========        ========




                 See Notes to Consolidated Financial Statements
                                       5

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (IN MILLIONS)
--------------------------------------------------------------------------------


                                                                                          2000           1999             1998
                                                                                       ---------       ---------       ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                             $     398       $     813       $   1,106
Adjustments to reconcile net income to net cash provided by operating activities:
   Realized investment (gains) losses, net                                                   288            (915)         (2,671)
   Policy charges and fee income                                                             (57)           (237)           (232)
   Interest credited to policyholders' account balances                                    1,751           1,811           1,953
   Depreciation and amortization                                                             507             489             337
   Loss (gain) on disposal of healthcare operations, net of taxes                            (77)            400             223
   Change in:
      Deferred policy acquisition costs                                                     (228)           (178)           (174)
      Future policy benefits and other insurance liabilities                               1,514             788             648
      Trading account assets                                                               2,524            (853)         (2,540)
      Income taxes payable                                                                   199             933             895
      Broker-dealer related receivables/payables                                            (388)         (1,898)          1,495
      Securities purchased under agreements to resell                                      8,549          (3,692)         (1,591)
      Cash collateral for borrowed securities                                              3,266          (1,502)           (575)
      Cash collateral for loaned securities                                                  278           3,643          (6,985)
      Securities sold but not yet purchased                                               (2,009)          1,197           2,122
      Securities sold under agreements to repurchase                                      (9,588)          3,112           9,139
      Other, net                                                                           1,223          (3,286)         (5,736)
                                                                                       ---------       ---------       ---------

       CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES                                      8,150             625          (2,586)
                                                                                       ---------       ---------       ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity of:
   Fixed maturities, available for sale                                                   99,971         122,790         125,694
   Fixed maturities, held to maturity                                                      3,266           4,957           4,466
   Equity securities, available for sale                                                   3,025           3,190           2,792
   Mortgage loans on real estate                                                           1,632           2,640           4,090
   Other long-term investments                                                             2,044           2,169           3,337
Payments for the purchase of:
   Fixed maturities, available for sale                                                 (103,086)       (124,759)       (128,938)
   Fixed maturities, held to maturity                                                     (1,544)         (2,414)         (2,244)
   Equity securities, available for sale                                                  (2,316)         (2,779)         (2,547)
   Mortgage loans on real estate                                                          (1,334)         (2,595)         (3,719)
   Other long-term investments                                                            (1,374)         (2,280)         (1,873)
Short-term investments                                                                    (2,257)         (1,138)          4,745
                                                                                       ---------       ---------       ---------

       CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES                                     (1,973)           (219)          5,803
                                                                                       ---------       ---------       ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders' account deposits                                                            6,507           7,667           7,949
Policyholders' account withdrawals                                                        (8,165)        (10,594)        (12,079)
Net increase (decrease) in short-term debt                                                (2,678)            444           2,422
Proceeds from the issuance of long-term debt                                                 638           1,844           1,940
Repayments of long-term debt                                                              (1,230)           (919)           (418)
                                                                                       ---------       ---------       ---------

       CASH FLOWS (USED IN) FINANCING ACTIVITIES                                          (4,928)         (1,558)           (186)
                                                                                       ---------       ---------       ---------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                       1,249          (1,152)          3,031
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                               6,427           7,579           4,548
                                                                                       ---------       ---------       ---------

CASH AND CASH EQUIVALENTS, END OF YEAR                                                 $   7,676       $   6,427       $   7,579
                                                                                       =========       =========       =========

SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes paid (received)                                                           $     248       $    (344)      $     163
                                                                                       ---------       ---------       ---------
Interest paid                                                                          $   1,040       $     824       $     864
                                                                                       ---------       ---------       ---------



                 See Notes to Consolidated Financial Statements
                                       6

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1.      BUSINESS

        The Prudential Insurance Company of America and its subsidiaries (collectively, "Prudential" or the "Company") provide financial services throughout the United States and in many foreign countries. The Company's businesses provide a full range of insurance, investment, securities and other financial products and services to both retail and institutional customers. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

        DEMUTUALIZATION

        On February 10, 1998, the Board of Directors of Prudential authorized its management to take the preliminary steps necessary to permit Prudential to demutualize and become a stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit the demutualization to occur and that specified the process for demutualization. On December 15, 2000, the Board of Directors of Prudential unanimously adopted a Plan of Reorganization, which provides the framework under which Prudential will convert from a mutual structure to stock ownership. Demutualization is a complex process involving development of a plan of reorganization, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan (with at least one million qualified policyholders voting) and review and approval by the New Jersey Commissioner of Banking and Insurance. Prudential is working toward completing this process in 2001. However, there is no certainty that the demutualization will be completed in this time frame or that the necessary approvals will be obtained. It is also possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

        Prudential's management currently anticipates that Prudential's proposed plan of reorganization will include the establishment of a new holding company, Prudential Financial, Inc. ("PFI"), whose stock will be publicly traded. Prudential will become a direct or indirect wholly-owned subsidiary of PFI. Prudential's management also currently intends to propose that a corporate reorganization occur concurrently or within 30 days of the demutualization whereby the stock of various of Prudential's subsidiaries (including its property and casualty insurance companies, its principal securities brokerage companies, its international insurance companies, its principal asset management operations, and its international securities and investments, domestic banking, real estate franchise and relocation management operations), together with certain related assets and liabilities, would be dividended to PFI. If effected, the corporate reorganization can be expected to materially reduce invested assets, net income and total equity of Prudential, which would be an insurance subsidiary of PFI after the corporate reorganization, although it would have no effect on the consolidated assets, net income or total equity of PFI.

        The terms of the foregoing transactions have not been finalized by Prudential or approved by the applicable regulatory authorities and may be subject to change as the transactions develop. Prudential's demutualization could proceed without any one or all of these transactions, and there is no assurance that such transactions will be pursued.

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        BASIS OF PRESENTATION

        The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, its majority-owned subsidiaries, and those partnerships and joint ventures in which the Company has a controlling financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital decisions of the entity. The consolidated financial statements have been prepared in



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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
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2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        accordance with accounting principles generally accepted in the United States of America ("GAAP"). All significant intercompany balances and transactions have been eliminated.

        USE OF ESTIMATES

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

        INVESTMENTS

        FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. See "Realized investment gains (losses), net" below for a discussion of impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

        TRADING ACCOUNT ASSETS AND SECURITIES SOLD BUT NOT YET PURCHASED are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

        EQUITY SECURITIES, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)." See "Realized investment gains (losses), net" below for a discussion of impairment adjustments.

        MORTGAGE LOANS ON REAL ESTATE are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan



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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
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2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

        POLICY LOANS are carried at unpaid principal balances.

        SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL AND SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

        SECURITIES BORROWED AND SECURITIES LOANED are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

        Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

        OTHER LONG-TERM INVESTMENTS primarily represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control. Other long-term investments also include investments in the Company's own separate accounts, which are carried at estimated fair value, investment real estate and derivatives held for purposes other than trading. Joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, Prudential's interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to Prudential and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of Prudential's joint venture interests and the resulting gains and losses are included in "Realized investment gains (losses), net."

        Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the



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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
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2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

        SHORT-TERM INVESTMENTS, including highly liquid debt instruments, other than those held in "Cash and cash equivalents," with a maturity of twelve months or less when purchased, are carried at amortized cost, which approximates fair value.

        REALIZED INVESTMENT GAINS (LOSSES), NET are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Impairment adjustments are included in "Realized investment gains (losses), net." Factors considered in evaluating whether a decline in value is other than temporary are: 1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the market value has been less than cost; and 4) the financial condition and near-term prospects of the issuer. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains (losses), net." Decreases in the carrying value of investment real estate held for disposal or for the production of income are recorded in "Realized investment gains (losses), net."

        CASH AND CASH EQUIVALENTS

        Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt issues with a maturity of three months or less when purchased.

        DEFERRED POLICY ACQUISITION COSTS

        The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recognition testing at the time of policy issue and recoverability and premium deficiency testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

        For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The average rate of assumed future investment yield used in estimating expected gross margins was 7.83% at December 31, 2000. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative



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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        expenses" in the period such estimated gross profits are revised. Deferred policy acquisition costs related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income.

        The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

        For property and casualty insurance contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

        For group life and disability insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

        SEPARATE ACCOUNT ASSETS AND LIABILITIES

        Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

        OTHER ASSETS AND OTHER LIABILITIES

        Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables, mortgage securitization inventory and mortgage servicing rights, and property and equipment. During the year, the Company sold $15 billion of commercial mortgage loans and other securities in securitization transactions. In some of the commercial loan securitizations, the Company retained servicing responsibilities. The Company did not retain any material ownership interest in the financial assets that were transferred. The Company recognized pretax losses of $6 million (including related hedge activity) in connection with securitization activity which are recorded in "Commissions and other income." At December 31, 2000, the mortgage servicing portfolio totaled $14 billion and related mortgage servicing assets were $111 million. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables, employee benefit liabilities, and reserves for sales practices remedies and costs.



                                       11

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        CONTINGENCIES

        Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

        POLICYHOLDERS' DIVIDENDS

        The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the Company's statutory results and past experience, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors.

        INSURANCE REVENUE AND EXPENSE RECOGNITION

        Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

        Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to the amount of expected future benefit payments.

        Amounts received as payment for interest-sensitive life contracts, deferred annuities, structured settlements, contracts without life contingencies and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

        For group life and disability insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

        Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

        FOREIGN CURRENCY TRANSLATION ADJUSTMENTS

        Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income (loss)," a separate component of equity.



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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
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2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        COMMISSIONS AND OTHER INCOME

        Commissions and other income principally includes securities and commodities commission revenues and asset management fees which are recognized in the period in which the services are performed. Realized and unrealized gains from trading activities of the Company's securities business are also included in "Commissions and other income."

        DERIVATIVE FINANCIAL INSTRUMENTS

        Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the Company's broker-dealer operations and in a limited-purpose subsidiary for trading purposes.

        To qualify for hedge accounting treatment, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives is evaluated at the inception of the hedge and throughout the hedge period.

        DERIVATIVES HELD FOR TRADING PURPOSES are used in the Company's securities operations and in a limited-purpose subsidiary primarily to meet the needs of customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors these exposures through the use of various analytical techniques.

        Derivatives held for trading purposes are included at fair value in "Trading account assets," "Other liabilities" or "Broker-dealer related receivables/payables" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

        DERIVATIVES HELD FOR PURPOSES OTHER THAN TRADING are primarily used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix as part of the Company's risk management activities.

        See Note 15 for a discussion of the accounting treatment of derivatives that qualify for hedge accounting treatment. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are included in "Realized investment gains (losses), net" without considering changes in fair value of the hedged assets or liabilities. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.



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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        INCOME TAXES

        The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. The provision for income taxes includes an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

        Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that amount that is expected to be realized.

        DEMUTUALIZATION EXPENSES

        Demutualization expenses include the cost of engaging external accounting, actuarial, investment banking, legal and other consultants to advise the Company, the New Jersey Department of Banking and Insurance and the New York Department of Insurance in the demutualization process and related matters as well as other administrative costs. Future demutualization expenses will also include the cost of printing and postage for communications with policyholders and the payment of demutualization consideration to former Canadian branch policyholders.

        NEW ACCOUNTING PRONOUNCEMENTS

        In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" and, in June 2000, SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities--an amendment of FASB Statement No. 133". SFAS No. 133, as amended by SFAS No. 138 (collectively, "SFAS No. 133"), requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

        SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or
        (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge). Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge of a net investment in a foreign subsidiary, the gain or loss is reported in other comprehensive income as part of the foreign currency translation



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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
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2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        adjustment. The accounting for a fair value hedge described above applies to a derivative designated as a hedge of the foreign currency exposure of a recognized asset or liability, an unrecognized firm commitment or an available-for-sale security. Similarly, the accounting for a cash flow hedge described above applies to a derivative designated as a hedge of the foreign currency exposure to variability in the foreign-currency-equivalent cash flows associated with a forecasted transaction, a recognized asset or liability, an unrecognized firm commitment, or a forecasted intercompany transaction. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change.

        The Company adopted SFAS No. 133, as amended, as of January 1, 2001. The adoption of this statement did not have a material impact on the results of operations of the Company. As part of the implementation, the Company reclassified certain held-to-maturity securities, amounting to approximately $12.1 billion at January 1, 2001, to the available-for-sale category. This reclassification resulted in the recognition of a net unrealized gain of $94 million, net of tax, which was recorded as a component of "Accumulated other comprehensive income
        (loss)" on the implementation date. As permitted under SFAS No. 133, the Company has elected to select January 1, 1999 as the transition date for embedded derivatives. Accordingly, only those derivatives embedded in hybrid contracts issued, acquired, or substantively modified by the Company on or after this date will be separated from their host contracts and separately recognized as assets and liabilities.

        In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125". The Company is currently evaluating the effect of adopting the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The Company has adopted in these financial statements disclosures about securitizations and collateral and for recognition and reclassification of collateral required under the statement for fiscal years ending after December 15, 2000.

        In December 2000, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and For Certain Long-Duration Participating Contracts" ("SOP 00-3"). SOP 00-3 addresses financial statement presentation and accounting for certain participating policies after demutualization, accounting for demutualization expenses, and accounting for retained earnings and other comprehensive income at the date of the demutualization. The Company has adopted the provisions of the statement related to demutualization expenses in these financial statements (See "Demutualization Expenses" above). The Company will adopt the remaining provisions of SOP 00-3 upon demutualization and is currently assessing the effect that the statement will have on its results of operations.

        In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" ("SAB No. 101"). SAB No. 101 provides guidance for revenue recognition and related disclosure in the financial statements. The Company adopted SAB No. 101, and its related interpretations, as of October 1, 2000. The adoption of SAB No. 101 did not have a material effect on the Company's financial position or results of operations.

        RECLASSIFICATIONS

        Certain amounts in prior years have been reclassified to conform to the current year presentation.



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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
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3.      DISCONTINUED OPERATIONS

        In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. The healthcare business is reported as discontinued operations in the accompanying consolidated financial statements, with a measurement date of December 31, 1998.

        Proceeds from the sale were $500 million of cash, $500 million of Aetna three-year senior notes and stock appreciation rights covering one million shares of Aetna common stock, valued at approximately $30 million at the date of closing. The aggregate loss on disposal of $546 million, net of taxes, includes operating losses of the healthcare business subsequent to December 31, 1998 (the measurement date) through the date of the sale, as well as other costs in connection with the disposition of the business. These include facilities closure and systems termination costs, severance and termination benefits, payments to Aetna related to the Administrative Services Only business and payments in connection with a medical loss ratio agreement ("the MLR Agreement"). The MLR Agreement provided for payments to Aetna in the event that the medical loss ratios (i.e., incurred medical expense divided by earned premiums) of the sold businesses were less favorable than levels specified in the MLR Agreement for the years 1999 and 2000. The Company retained all liabilities associated with litigation which existed at August 6, 1999 or commences within two years of that date with respect to claims that were incurred prior to August 6, 1999. The loss on disposal includes management's best estimate of the cost of the ultimate resolution of such litigation as well as the cost of resolving certain matters pertaining to contractual and regulatory requirements (see Note 17 for a discussion of such matters). It is possible that additional adjustments to this estimate may be necessary which might be material to future results of operations of a particular quarterly or annual period. The loss also includes the positive impact of the net curtailment gains from expected modifications of certain pension and other postretirement benefit plans in which employees of the healthcare business participated (see Note 10).

        The following table presents the results of the Company's healthcare business up to the December 31, 1998 measurement date and the loss on disposal determined as of the measurement date and subsequently adjusted, which are included in "Discontinued Operations" in the Consolidated Statements of Operations.


                                                                                           2000        1999           1998
                                                                                         -------      -------       -------
                                                                                          (IN
                                                                                        MILLIONS)
Revenues                                                                                 $     -      $     -       $ 7,461
Policyholder benefits                                                                          -            -        (6,064)
General and administrative expenses                                                            -            -        (1,822)
                                                                                         -------      -------       -------
Loss before income taxes                                                                       -            -          (425)
Income tax benefit                                                                             -            -           127
                                                                                         -------      -------       -------
Loss from operations                                                                           -            -          (298)
Gain (loss) on disposal, net of tax expense of $44 in 2000 and tax benefits of $240
in 1999 and $131 in 1998                                                                      77         (400)         (223)
                                                                                         -------      -------       -------
Gain (loss) from discontinued operations, net of taxes                                   $    77      $  (400)      $  (521)
                                                                                         =======      =======       =======

        The loss on disposal recorded in 1998 ($223 million, net of taxes) was increased in 1999 (by $400 million, net of taxes) primarily as a result of higher than anticipated healthcare operating losses prior to the August 6, 1999 closing date and an increase in the Company's estimated obligation under the MLR Agreement. Actual pretax losses of $370 million during that period exceeded the original estimate of $160 million. In 2000, upon the completion of the period covered by the MLR Agreement and taking into consideration other

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


3.      DISCONTINUED OPERATIONS (CONTINUED)

        costs incurred compared with those estimated in 1998 and 1999, the Company reduced the loss on disposal by $77 million, net of taxes.

        Upon the closing of the sale of the healthcare business, the Company entered into a coinsurance agreement with Aetna. The agreement is 100% indemnity reinsurance on a coinsurance basis for all of the Company's insured medical and dental business in-force upon completion of the sale of the business on August 6, 1999. The agreement required the Company to issue additional policies for new customers in response to proposals made to brokers or customers within six months after the closing date and to renew insurance policies until two years after the closing date. All such additional new and renewal policies are 100% coinsured by Aetna, when issued. The purpose of the agreement is to provide for the uninterrupted operation and growth, including renewals of existing policies and issuance of new policies, of the healthcare business that Aetna acquired from Prudential. The operation of the business and the attendant risks, except for the existence of the MLR Agreement, were assumed entirely by Aetna. Consequently, the following amounts pertaining to the agreement had no effect on the Company's results of operations. The Company ceded premiums and benefits of $1,872 million and $1,418 million, respectively, for the twelve months ended December 31, 2000. Premiums and benefits ceded for the period from August 6, 1999 through December 31, 1999 were $896 million and $757 million, respectively. Reinsurance recoverable under this agreement, included in other assets, was $355 million at December 31, 2000 and $500 million at December 31, 1999.

4.      CAPITAL MARKETS RESTRUCTURING

        In the fourth quarter of 2000, Prudential Securities Group exited the lead-managed underwriting and institutional fixed income businesses. Exiting these businesses will result in staff reductions of approximately 700 positions, including investment bankers, traders, analysts and other professional and support staff.

        Results for 2000 include a pretax charge of $476 million in connection with the restructuring, which is presented as "Capital markets restructuring" in the Consolidated Statements of Operations. The charge includes $213 million for employee related costs, consisting largely of severance and termination benefits. The charge also includes the write-off of $140 million of goodwill previously recorded in connection with investment banking acquisitions. Remaining charges of $123 million consist of lease termination payments and other facility exit costs, including office equipment and leasehold improvements write-downs, and other related costs.

        As of December 31, 2000, approximately 350 employees had been terminated in connection with the restructuring and remaining reserves for capital markets restructuring costs were $286 million, including $176 million for employee related costs.

        See Note 16, Segment Information, for information pertaining to the operating results of these exited businesses.

5.      INVESTMENTS

        FIXED MATURITIES AND EQUITY SECURITIES

        The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.      INVESTMENTS (CONTINUED)

                                                                                             2000
                                                                        -----------------------------------------------
                                                                                      GROSS        GROSS      ESTIMATED
                                                                        AMORTIZED   UNREALIZED   UNREALIZED      FAIR
                                                                          COST        GAINS        LOSSES       VALUE
                                                                          ----        -----        ------       -----
                                                                                         (IN MILLIONS)
FIXED MATURITIES AVAILABLE FOR SALE
U.S. Treasury securities and obligations of U.S. government
      corporations and agencies                                         $ 7,068      $   358      $     2      $ 7,424
Obligations of U.S. states and their political subdivisions               3,012          164            3        3,173
Foreign government bonds                                                  4,457          228           38        4,647
Corporate securities                                                     62,066        1,205        1,374       61,897
Mortgage-backed securities                                                6,512          188           14        6,686
                                                                        -------      -------      -------      -------
Total fixed maturities available for sale                               $83,115      $ 2,143      $ 1,431      $83,827
                                                                        =======      =======      =======      =======
EQUITY SECURITIES AVAILABLE FOR SALE                                    $ 2,266      $   239      $   188      $ 2,317
                                                                        =======      =======      =======      =======


                                                                                             2000
                                                                        -----------------------------------------------
                                                                                      GROSS        GROSS      ESTIMATED
                                                                        AMORTIZED   UNREALIZED   UNREALIZED      FAIR
                                                                          COST        GAINS        LOSSES       VALUE
                                                                          ----        -----        ------       -----
                                                                                         (IN MILLIONS)
FIXED MATURITIES HELD TO MATURITY
U.S. Treasury securities and obligations of U.S. government
      corporations and agencies                                         $     7      $     -      $     -      $     7
Obligations of U.S. states and their political subdivisions                  40            1            1           40
Foreign government bonds                                                    193           13            -          206
Corporate securities                                                     12,208          343          189       12,362
                                                                        -------      -------      -------      -------
Total fixed maturities held to maturity                                 $12,448      $   357      $   190      $12,615
                                                                        =======      =======      =======      =======


                                                                                             1999
                                                                        -----------------------------------------------
                                                                                      GROSS        GROSS      ESTIMATED
                                                                        AMORTIZED   UNREALIZED   UNREALIZED      FAIR
                                                                          COST        GAINS        LOSSES       VALUE
                                                                          ----        -----        ------       -----
                                                                                         (IN MILLIONS)
FIXED MATURITIES AVAILABLE FOR SALE
U.S. Treasury securities and obligations of U.S. government
      corporations and agencies                                         $ 5,594      $    36      $   236      $ 5,394
Obligations of U.S. states and their political subdivisions               2,437           41          118        2,360
Foreign government bonds                                                  4,590          140           90        4,640
Corporate securities                                                     62,061          580        2,432       60,209
Mortgage-backed securities                                                6,566           96          135        6,527
                                                                        -------      -------      -------      -------
Total fixed maturities available for sale                               $81,248      $   893      $ 3,011      $79,130
                                                                        =======      =======      =======      =======
EQUITY SECURITIES AVAILABLE FOR SALE                                    $ 2,531      $   829      $    96      $ 3,264
                                                                        =======      =======      =======      =======


                                                                                             1999
                                                                        -----------------------------------------------
                                                                                      GROSS        GROSS      ESTIMATED
                                                                        AMORTIZED   UNREALIZED   UNREALIZED      FAIR
                                                                          COST        GAINS        LOSSES       VALUE
                                                                          ----        -----        ------       -----
                                                                                         (IN MILLIONS)
FIXED MATURITIES HELD TO MATURITY
U.S. Treasury securities and obligations of U.S. government
      corporations and agencies                                         $     5      $     -      $     -      $     5
Obligations of U.S. states and their political subdivisions                  81            1            3           79
Foreign government bonds                                                    214           11            1          224
Corporate securities                                                     13,937          280          413       13,804
                                                                        -------      -------      -------      -------
Total fixed maturities held to maturity                                 $14,237      $   292      $   417      $14,112
                                                                        =======      =======      =======      =======


The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 2000, is shown below:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.      INVESTMENTS (CONTINUED)


                                                    AVAILABLE FOR SALE         HELD TO MATURITY
                                                  ----------------------    ----------------------
                                                               ESTIMATED                 ESTIMATED
                                                  AMORTIZED       FAIR      AMORTIZED       FAIR
                                                    COST         VALUE        COST         VALUE
                                                    ----         -----        ----         -----
                                                      (IN MILLIONS)             (IN MILLIONS)
Due in one year or less                            $ 9,169      $ 9,191      $   713      $   717
Due after one year through five years               18,412       18,492        3,477        3,490
Due after five years through ten years              19,396       19,441        4,804        4,846
Due after ten years                                 29,626       30,017        3,454        3,562
Mortgage-backed securities                           6,512        6,686            -            -
                                                   -------      -------      -------      -------
       Total                                       $83,115      $83,827      $12,448      $12,615
                                                   =======      =======      =======      =======




        Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

        Proceeds from the repayment of held to maturity fixed maturities during 2000, 1999 and 1998 were $3,266 million, $4,957 million, and $4,466 million, respectively. Gross gains of $8 million, $73 million, and $135 million, and gross losses of $0 million, $0 million, and $2 million were realized on prepayment of held to maturity fixed maturities during 2000, 1999 and 1998, respectively.

        Proceeds from the sale of available for sale fixed maturities during 2000, 1999 and 1998 were $93,653 million, $117,685 million and $119,524 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 2000, 1999 and 1998 were $6,318 million, $5,105 million and $6,170 million, respectively. Gross gains of $909 million, $884 million and $1,765 million, and gross losses of $1,408 million, $1,231 million and $443 million were realized on sales and prepayments of available for sale fixed maturities during 2000, 1999 and 1998, respectively.

        Write-downs for impairments which were deemed to be other than temporary for fixed maturities were $540 million, $266 million and $96 million, and for equity securities were $34 million, $205 million and $95 million for the years 2000, 1999 and 1998, respectively.

        During the years ended December 31, 2000, 1999 and 1998, certain securities classified as held to maturity were either sold or transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized cost of the securities sold or transferred was $133 million in 2000, $230 million in 1999 and $73 million in 1998. Gross unrealized investment losses of $4 million in 2000, $5 million in 1999 and $.4 million in 1998 were recorded in "Accumulated other comprehensive income (loss)" at the time of the transfer. Realized gains on securities sold were $0 million, $3 million and $0 million in 2000, 1999 and 1998, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.      INVESTMENTS (CONTINUED)

        MORTGAGE LOANS ON REAL ESTATE

        The Company's mortgage loans were collateralized by the following property types at December 31,

                                                              2000                            1999
                                                       ---------------------      -------------------
                                                          AMOUNT                   AMOUNT
                                                           (IN         % OF         (IN         % OF
                                                         MILLIONS)     TOTAL      MILLIONS)     TOTAL
                                                       ----------     ------     ----------    -------
      Office buildings                                  $ 3,727        23.1%      $  3,960      24.1%
      Retail stores                                       2,465        15.3%         2,627      15.9%
      Residential properties                                713         4.4%           662       4.0%
      Apartment complexes                                 4,455        27.6%         4,508      27.3%
      Industrial buildings                                2,331        14.4%         2,161      13.1%
      Agricultural properties                             1,856        11.5%         1,959      11.9%
      Other                                                 597         3.7%           612       3.7%
                                                        --------      ------      --------    -------
          Subtotal                                       16,144       100.0%        16,489     100.0%
                                                                     =======                   ======
      Allowance for losses                                 (225)                      (221)
                                                        --------                  ---------
      Net carrying value                                $15,919                   $ 16,268
                                                        ========                  =========

        The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (24.0%) and New York (10.7%) at December 31, 2000.

        Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:

                                                                         2000         1999          1998
                                                                       -------      -------       -------
                                                                                  (IN MILLIONS)
      Allowance for losses, beginning of year                          $  221       $  427        $  450
      Increase (decrease) in allowance for losses                          17         (201)            -
      Charge-offs, net of recoveries                                      (13)          (5)          (23)
                                                                       -------      -------       -------
      Allowance for losses, end of year                                $  225       $  221        $  427
                                                                       =======      =======       =======


        Impaired mortgage loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                         2000               1999
                                                                       -------            -------
                                                                             (IN MILLIONS)
      Impaired mortgage loans with allowance for losses                $  192             $  411
      Impaired mortgage loans with no allowance for losses                247                283
      Allowance for losses, end of year                                   (35)               (24)
                                                                       -------            -------
      Net carrying value of impaired mortgage loans                    $  404             $  670
                                                                       ======             ======


        Impaired mortgage loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $565 million, $884 million and $1,329 million during 2000, 1999 and 1998, respectively. Net investment income recognized on these loans totaled $37 million, $55 million and $94 million for the years ended December 31, 2000, 1999 and 1998, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.      INVESTMENTS (CONTINUED)

        RESTRICTED ASSETS AND SPECIAL DEPOSITS

        Assets of $2,538 million and $4,463 million at December 31, 2000 and 1999, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $1,227 million and $2,342 million at December 31, 2000 and 1999, respectively, were held in voluntary trusts. Of these amounts, $470 million and $1,553 million at December 31, 2000 and 1999, respectively, related to the multi-state policyholder settlement described in Note 17. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $48 million and $128 million at December 31, 2000 and 1999, respectively, were pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $779 million in 2000 and $673 million in 1999. Restricted cash and securities of $2,196 million and $4,082 million at December 31, 2000 and 1999, respectively, were included in the Consolidated Statements of Financial Position in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

        OTHER LONG-TERM INVESTMENTS

        The Company's "Other long-term investments" include investments in joint ventures and limited partnerships of $2,391 million and $1,947 million as of December 31, 2000 and 1999, respectively. These investments include $1,363 million and $1,002 million in real estate related interests and $1,028 million and $945 million in non-real estate related interests. The Company's share of net income from such entities was $187 million, $217 million and $223 million for 2000, 1999 and 1998, respectively, and is reported in "Net investment income."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.      INVESTMENTS (CONTINUED)

        Summarized combined financial information for joint ventures and limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater, is as follows:

                                                                                 AS OF
                                                                               DECEMBER 31,
                                                                        ------------------------
                                                                         2000              1999
                                                                        ------            ------
                                                                              (IN MILLIONS)
      STATEMENTS OF FINANCIAL POSITION
      Investments in real estate                                        $  638            $1,253
      Investments in securities                                          1,427             1,398
      Cash and cash equivalents                                             99                98
      Other assets                                                          43                75
                                                                        ------            ------
      TOTAL ASSETS                                                      $2,207            $2,824
                                                                        ======            ======

      Borrowed funds-third party                                        $   90            $   81
      Other liabilities                                                    142                87
                                                                        ------            ------
      TOTAL LIABILITIES                                                    232               168
                                                                        ------            ------

      PARTNERS' CAPITAL                                                  1,975             2,656
                                                                        ------            ------

      TOTAL LIABILITIES AND PARTNERS' CAPITAL                           $2,207            $2,824
                                                                        ======            ======

      Equity in partners' capital included above                        $  467            $  657
      Equity in limited partnership interests not included above         1,924             1,290
                                                                        ------            ------
      CARRYING VALUE                                                    $2,391            $1,947
                                                                        ======            ======

                                                                              FOR THE YEARS ENDED
                                                                                  DECEMBER 31,
                                                                        -------------------------------
                                                                         2000        1999         1998
                                                                        -------    -------      -------
                                                                                (IN MILLIONS)
      STATEMENTS OF OPERATIONS
      Income of real estate joint ventures                              $  112     $  108       $  110
      Income of other limited partnership interests                        149        514          366
      Interest expense-third party                                          (4)        (4)          (1)
      Other expenses                                                       (29)      (105)        (209)
                                                                        -------    -------      -------
      NET EARNINGS                                                      $  228     $  513       $  266
                                                                        =======    ======       ======

      Equity in net earnings included above                             $   70     $  125       $   59
      Equity in net earnings of limited partnership interests not
      included above                                                       117         92          164
                                                                        -------    ------       ------
      TOTAL EQUITY IN NET EARNINGS                                      $  187     $  217       $  223
                                                                        =======    ======       ======

        "Other long-term investments" also includes investments in the Company's separate accounts of $1,077 million and $1,040 million, investment real estate of $239 million and $322 million which is held through direct ownership and other miscellaneous investments of $752 million and $1,548 million at December 31, 2000 and 1999, respectively. Of the Company's real estate, $181 million and $293 million consists of commercial and agricultural assets held for disposal at December 31, 2000 and 1999, respectively. Impairment losses were $0 million, $3 million and $8 million for the years ended December 31, 2000, 1999 and 1998, respectively, and are included in "Realized investment gains (losses), net."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.    INVESTMENTS (CONTINUED)

      INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

      NET INVESTMENT INCOME arose from the following sources for the years ended December 31:

                                                                            2000      1999      1998
                                                                          -------   -------    -------
                                                                                  (IN MILLIONS)
      Fixed maturities--available for sale                                $5,938    $5,602     $5,464
      Fixed maturities--held to maturity                                   1,028     1,217      1,406
      Trading account assets                                                 734       622        677
      Equity securities--available for sale                                   67        63         54
      Mortgage loans on real estate                                        1,370     1,401      1,525
      Policy loans                                                           478       448        410
      Securities purchased under agreements to resell                         28        25         18
      Broker-dealer related receivables                                    1,222       976        836
      Short-term investments                                                 683       490        627
      Other investment income                                                479       455        660
                                                                          -------   -------    -------
      Gross investment income                                             12,027    11,299     11,677
      Less investment expenses                                            (2,530)   (1,881)    (2,116)
                                                                          -------   -------    -------
           Subtotal                                                        9,497     9,418      9,561
      Less amount relating to discontinued operations                         -        (51)      (107)
                                                                          -------   -------    -------
      Net investment income                                               $9,497    $9,367     $9,454
                                                                          =======   =======    =======


        REALIZED INVESTMENT GAINS (LOSSES), NET, for the years ended December 31, were from the following sources:

                                                                            2000      1999       1998
                                                                          -------   -------    -------
                                                                                  (IN MILLIONS)
      Fixed maturities                                                   $(1,066)  $  (557)    $1,381
      Equity securities--available for sale                                  450       223        427
      Mortgage loans on real estate                                           (5)      209         22
      Investment real estate                                                  49       106        642
      Joint ventures and limited partnerships                                124       656        454
      Derivatives                                                            165       305       (263)
      Other                                                                   (5)      (27)         8
                                                                          -------   -------    -------
           Subtotal                                                         (288)      915      2,671
      Less amount related to discontinued operations                          -          9        (30)
                                                                          -------   -------    -------

      Realized investment gains (losses), net                            $  (288)  $   924     $2,641
                                                                          =======   =======    =======

        The "joint ventures and limited partnerships" category includes net realized investment gains relating to real estate joint ventures' and partnerships' sales of their underlying invested assets, as described more fully in Note 2, "Other long-term investments," amounting to $91 million, $114 million and $177 million in 2000, 1999 and 1998, respectively.

        Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 2000 included in fixed maturities, equity securities, mortgage loans on real estate and other long-term investments totaled $25 million, $8 million, $21 million and $16 million, respectively.

        NET UNREALIZED INVESTMENT GAINS (LOSSES)

        Net unrealized investment gains and losses on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, are as follows:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.      INVESTMENTS (CONTINUED)

                                                          IMPACT OF UNREALIZED INVESTMENT GAINS (LOSSES) ON:
                                                 ------------------------------------------------------------------
                                                                                                       ACCUMULATED
                                                                                                          OTHER
                                                                                                      COMPREHENSIVE
                                                                                          DEFERRED    INCOME (LOSS)
                                                  UNREALIZED    DEFERRED                   INCOME    RELATED TO NET
                                                    GAINS        POLICY      FUTURE         TAX        UNREALIZED
                                                 (LOSSES) ON   ACQUISITION   POLICY     (LIABILITY)    INVESTMENT
                                                 INVESTMENTS      COSTS     BENEFITS      BENEFIT     GAINS (LOSSES
                                                  ----------      -----     ---------     -------     -------------
                                                                          (IN MILLIONS)
      Balance, December 31, 1997                  $ 4,208         $ (349)     $(1,144)    $ (963)         $1,752
      Net investment gains (losses) on
       investments arising during the period          804              -           -        (282)            522
      Reclassification adjustment for (gains)
       losses included in net income               (1,675)             -           -         588          (1,087)
      Impact of net unrealized investment
       (gains) losses on deferred policy
        acquisition costs                               -             89           -         (34)             55
      Impact of net unrealized investment
       (gains) losses on future policy benefits         -              -          49         (19)             30
                                                   ------         ------      -------     -------         ------
      Balance, December 31, 1998                    3,337           (260)     (1,095)       (710)          1,272
      Net investment gains (losses) on
       investments arising during the period       (5,089)             -           -       1,845          (3,244)
      Reclassification adjustment for (gains)
       losses included in net income                  404              -           -        (146)            258
      Impact of net unrealized investment
       (gains) losses on deferred policy
       acquisition costs                                -            566           -        (213)            353
      Impact of net unrealized investment
       (gains) losses on future policy benefits         -              -       1,092        (391)            701
                                                   ------         ------      -------     -------         ------
      Balance, December 31, 1999                   (1,348)           306          (3)        385            (660)
      Net investment gains (losses) on
       investments arising during the period        1,458              -           -        (540)            918
      Reclassification adjustment for (gains)
       losses included in net income                  621              -           -        (230)            391
      Impact of net unrealized investment
       (gains) losses on deferred policy
       acquisition costs                                -           (356)          -         132            (224)
      Impact of net unrealized investment
       (gains) losses on future policy benefits         -              -        (101)         35             (66)
                                                   ------         ------      -------     -------         -------
      Balance, December 31, 2000                   $  731         $  (50)     $ (104)     $ (218)         $  359
                                                   =======        =======     =======     =======         ======


        The table below presents unrealized gains (losses) on investments by asset class:

                                                                               AS OF DECEMBER 31,
                                                                        -------------------------------
                                                                          2000       1999         1998
                                                                        -------    -------       ------
                                                                                  (IN MILLIONS)
      Fixed maturities                                                  $  712     $(2,118)      $3,161
      Equity securities                                                     51         733          176
      Other long-term investments                                          (32)         37            -
                                                                        -------    -------       ------
      Unrealized gains (losses) on investments                          $  731     $(1,348)      $3,337
                                                                        ======     ========      ======


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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.      INVESTMENTS (CONTINUED)

        SECURITIES PLEDGED TO CREDITORS

        The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreement to repurchase, and futures contracts. At December 31, 2000, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                                           (IN MILLIONS)
      Fixed maturities available for sale                                    $ 20,080
      Trading account assets                                                    5,796
      Separate account assets                                                   2,558
                                                                             --------
      Total securities pledged                                               $ 28,434
                                                                             ========


        In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and securities borrowed transactions. At December 31, 2000, the fair value of this collateral was approximately $19 billion of which $13 billion had either been sold or repledged.

6.      DEFERRED POLICY ACQUISITION COSTS

        The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                   2000         1999        1998
                                                                --------      -------      ------
                                                                           (IN MILLIONS)
      Balance, beginning of year                                $ 7,324       $ 6,462      $6,083
      Capitalization of commissions, sales and issue expenses     1,324         1,333       1,313
      Amortization                                               (1,096)       (1,155)     (1,139)
      Change in unrealized investment gains and losses             (356)          566          89
      Foreign currency translation                                 (154)          118         116
      Acquisition of subsidiary                                      21             -           -
                                                                --------      -------      ------
      Balance, end of year                                      $ 7,063       $ 7,324      $6,462
                                                                ========      ========     ======


7.      POLICYHOLDERS' LIABILITIES

        FUTURE POLICY BENEFITS at December 31, are as follows:

                                                                   2000           1999
                                                                 -------        -------
                                                                     (IN MILLIONS)
      Life insurance                                             $53,453        $51,512
      Annuities                                                   13,398         13,502
      Other contract liabilities                                   2,437          2,264
                                                                 -------        -------
      Total future policy benefits                               $69,288        $67,278
                                                                 =======        =======

        The Company's participating insurance is included within the Traditional Participating Products segment. Participating insurance represented 40% and 43% of domestic individual life insurance in force at December 31, 2000 and 1999, respectively, and 95%, 94% and 93% of domestic individual life insurance premiums for 2000, 1999 and 1998, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.      POLICYHOLDERS' LIABILITIES (CONTINUED)

        Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Annuity liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

        The following table highlights the key assumptions generally utilized in calculating these reserves:


           PRODUCT                    MORTALITY                         INTEREST RATE                ESTIMATION METHOD
        --------------          ------------------------                -------------           -----------------------------
        Life insurance          Generally, rates guaranteed in          2.5% to 12.0%           Net level premium based on
                                calculating cash surrender values                               non-forfeiture interest rate

        Individual annuities    Generally, 1971 and 1983 Individual     3.5% to 13.4%           Present value of expected
                                Annuity Mortality Tables with                                   future payments based on
                                certain modifications                                           historical experience

        Group annuities         1950 and 1971 Group Annuity             4.0% to 17.3%           Present value of expected
                                Mortality Tables with certain                                   future payments based on
                                modifications                                                   historical experience

        Other contract                                                  2.5% to 11.5%           Present value of expected
        liabilities                                                                             future payments based on
                                                                                                historical experience

        Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,002 million and $1,930 million are included in "Future policy benefits" with respect to these deficiencies at December 31, 2000 and 1999, respectively.

        POLICYHOLDERS' ACCOUNT BALANCES at December 31, are as follows:

                                                                                  2000           1999
                                                                                -------        -------
                                                                                     (IN MILLIONS)
           Individual annuities                                                 $ 5,097        $ 5,248
           Group annuities                                                        2,022          2,176
           Guaranteed investment contracts and guaranteed interest accounts      12,852         13,429
           Interest-sensitive life contracts                                      3,809          3,609
           Dividend accumulations and other                                       8,942          8,318
                                                                                -------        -------
           Policyholders' account balances                                      $32,722        $32,780
                                                                                =======        =======

        Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.      POLICYHOLDERS' LIABILITIES (CONTINUED)

        Certain contract provisions that determine the policyholder account balances are as follows:


                  PRODUCT                       INTEREST RATE              WITHDRAWAL/SURRENDER CHARGES
        ---------------------------------       -------------           ------------------------------------
        Individual annuities                    3.0% to 16.0%           0% to 7% for up to 9 years

        Group annuities                         2.0% to 14.0%           Contractually limited or subject to
                                                                        market value adjustment

        Guaranteed investment contracts         2.0% to 15.4%           Generally, subject to market value
        and guaranteed interest accounts                                withdrawal provisions for any funds
                                                                        withdrawn other than for benefit
                                                                        responsive and contractual payments

        Interest-sensitive life                 2.0% to 10.8%           Various up to 10 years
        contracts

        Dividend accumulations and other        2.5% to 11.5%           Withdrawal or surrender contractually
                                                                        limited or subject to market value
                                                                        adjustment

        UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance, which includes the Company's Property and Casualty Insurance segment, as well as the Company's wind-down commercial lines business, primarily environmental and asbestos-related claims, and accident and health insurance at December 31:

                                               2000                   1999                   1998
                                     ---------------------   --------------------   ---------------------
                                                  PROPERTY               PROPERTY                PROPERTY
                                      ACCIDENT      AND       ACCIDENT     AND       ACCIDENT      AND
                                     AND HEALTH   CASUALTY   AND HEALTH  CASUALTY   AND HEALTH   CASUALTY
                                     ----------   --------   ----------  --------   ----------   --------
                                                                 (IN MILLIONS)
      Balance at January 1            $  420      $2,409      $1,090      $2,716     $1,857      $2,956
      Less reinsurance
      recoverables, net                  378         451          52         533        810         535
                                      -------     ------      -------     ------     ------      ------
      Net balance at January 1            42       1,958       1,038       2,183      1,047       2,421
                                      -------     -------     -------     ------     ------      ------
      Incurred related to:
        Current year                     410       1,271       4,110       1,249      6,132       1,314
        Prior years                      (21)       (150)        (72)        (54)       (15)       (154)
                                      -------     -------     -------     -------    -------     -------
      Total incurred                     389       1,121       4,038       1,195      6,117       1,160
                                      ------      ------      -------     ------     ------      ------
      Paid related to:
        Current year                     380         842       3,397         700      5,287         717
        Prior years                       25         634         672         720        839         681
                                      -------     -------     ------      ------     ------      ------
      Total paid                         405       1,476       4,069       1,420      6,126       1,398
                                      ------      -------     -------     -------    ------      ------
      Acquisitions (dispositions)
      (a)                                  -        (363)       (965)          -          -           -
                                      ------      -------     -------     ------     ------      ------
      Net balance at December 31          26       1,240          42       1,958      1,038       2,183
      Plus reinsurance
      recoverables, net                  246         608         378         451         52         533
                                      ------      -------     ------      ------     ------      ------
      Balance at December 31          $  272      $1,848      $  420      $2,409     $1,090      $2,716
                                      =======     =======     =======     =======    ======      ======

-------------

        (a) The reduction in the 2000 Property and Casualty balance is primarily attributable to the sale of Gibraltar Casualty Company; the 1999 Accident and Health reduction relates to the sale of Prudential's healthcare business.

        The Accident and Health reinsurance recoverable balance at December 31, 2000 and 1999 includes $239 million and $371 million, respectively, attributable to the Company's discontinued healthcare business. The Accident and Health balance at December 31 and January 1, 1998 includes amounts attributable to the Company's discontinued healthcare business of $1,026 million and $1,693 million, respectively.

        The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and Health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.      POLICYHOLDERS' LIABILITIES (CONTINUED)

        In 2000, 1999 and 1998, the amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business.

        The amounts incurred for claims and claim adjustment expense for Accident and Health related to prior years are primarily due to favorable changes in claim cost trends.

8.      REINSURANCE

        The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property and casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop loss, basis. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

        The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

        Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

                                                                      2000      1999      1998
                                                                    --------  --------  --------
                                                                           (IN MILLIONS)
      Direct premiums                                               $10,726   $10,121   $ 9,661
      Reinsurance assumed                                                86        66        65
      Reinsurance ceded                                                (591)     (659)     (678)
                                                                    --------  --------  --------
      Premiums                                                      $10,221   $ 9,528   $ 9,048
                                                                    ========  =======   =======
      Policyholders' benefits ceded                                 $   642   $   483   $   510
                                                                    ========  =======   =======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8.      REINSURANCE (CONTINUED)

        Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                                               2000      1999
                                                                             --------  --------
                                                                                (IN MILLIONS)
      Life insurance                                                         $    674  $    576
      Property and casualty                                                       628       473
      Other reinsurance                                                            76        90
                                                                             --------  --------
                                                                             $  1,378  $  1,139
                                                                             ========  ========

        Three major reinsurance companies account for approximately 57% of the reinsurance recoverable at December 31, 2000. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

9.      SHORT-TERM AND LONG-TERM DEBT

        Debt consists of the following at December 31:

        SHORT-TERM DEBT

                                                                               2000      1999
                                                                             --------  --------
                                                                               (IN MILLIONS)
      Commercial paper (a)                                                   $  7,686  $  7,506
      Notes payable                                                             2,728     2,598
      Current portion of long-term debt                                           717       754
                                                                             --------  --------
      Total short-term debt                                                  $ 11,131  $ 10,858
                                                                             ========  ========


        The weighted average interest rate on outstanding short-term debt was approximately 6.4% and 5.2% at December 31, 2000 and 1999, respectively.

        LONG-TERM DEBT

                                                       MATURITY
      DESCRIPTION                                       DATES           RATE          2000        1999
      -----------                                       ------          -----         -----       ----
                                                                                        (IN MILLIONS)
      Fixed rate notes                                 2001-2023    5.89%-12.28%   $    758    $  1,161
      Floating rate notes ("FRN")                      2001-2003    (b)                 756         865
      Surplus notes                                    2003-2025    6.875%-8.30%        988         987
      Commercial paper backed by long-term credit
      agreements (a)                                                                      -       2,500
                                                                                   --------    --------
      Total long-term debt                                                         $  2,502    $  5,513
                                                                                   ========    ========

-------------

        (a) At December 31, 1999, the Company classified $2.5 billion of its commercial paper as long-term debt. This classification was supported by long-term syndicated credit line agreements. The Company had the ability and intent to use those agreements, as necessary, to refinance debt on a long-term basis. As of December 31, 2000, the Company continues to have that ability, but no longer has the intention to use those agreements in the ordinary course of business.

        (b) Floating interest rates are generally based on rates such as LIBOR, Constant Maturity Treasury and the Federal Funds Rate. Interest on the FRNs ranged from 0.10% to 7.08% for 2000 and from 6.17% to 14.00% for 1999. Included in the FRNs is an S&P 500 index linked note of $29 million with an interest rate based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 2000 and 1999, the rate was 0.10% and 14%, respectively. Excluding this note, floating interest rates ranged from 5.99% to 7.08% for 2000 and 6.17% to 7.56% for 1999.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

9.      SHORT-TERM AND LONG-TERM DEBT (CONTINUED)

        Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2000 and 1999, the Company was in compliance with all debt covenants.

        Payment of interest and principal on the surplus notes issued after 1993, of which $689 million and $688 million were outstanding at December 31, 2000 and 1999 respectively, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey ("the Commissioner"). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. As of December 31, 2000 the Company has met these statutory capital requirements.

        In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.

                                                                                (IN MILLIONS)
      SCHEDULED PRINCIPAL REPAYMENT OF LONG-TERM DEBT
      2002                                                                              $  756
      2003                                                                                 650
      2004                                                                                  55
      2005                                                                                  58
      2006 and thereafter                                                                  983
                                                                                        ------
      Total                                                                             $2,502
                                                                                        ======

        At December 31, 2000, the Company had $4,332 million in lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from one to five years.

        The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. A portion of commercial paper borrowings are supported by $3,500 million of the Company's existing lines of credit. At December 31, 2000 and 1999, the weighted average maturity of commercial paper outstanding was 25 and 23 days, respectively.

        Interest expense for short-term and long-term debt was $1,056 million, $863 million and $917 million, for the years ended December 31, 2000, 1999 and 1998, respectively. Securities business related interest expense of $456 million, $312 million and $369 million in 2000, 1999 and 1998, respectively, is included in "Net investment income."

10.     EMPLOYEE BENEFIT PLANS

        PENSION AND OTHER POSTRETIREMENT PLANS

        The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10.     EMPLOYEE BENEFIT PLANS (CONTINUED)

        The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Code contribution guidelines.

        The Company provides certain life insurance and healthcare benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory.

        Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

        The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

        Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

                                                                                        OTHER
                                                       PENSION BENEFITS         POSTRETIREMENT BENEFITS
                                                  ------------------------      -----------------------
                                                    2000            1999           2000        1999
                                                  --------        --------       --------    ---------
                                                                      (IN MILLIONS)
      CHANGE IN BENEFIT OBLIGATION:
      Benefit obligation at the beginning of
       period                                     $ (5,430)       $ (6,309)      $(1,941)    $ (2,213)
      Service cost                                    (140)           (193)          (29)         (39)
      Interest cost                                   (427)           (410)         (151)        (141)
      Plan participants' contributions                   -               -            (7)          (6)
      Amendments                                       112              (2)          221           (2)
      Actuarial gains (losses)                          34             974          (262)         312
      Contractual termination benefits                 (17)            (53)            -            -
      Special termination benefits                       -             (51)            -           (2)
      Curtailment                                        -             206             -           43
      Benefits paid                                    407             408           172          108
      Foreign currency changes                           -               -             1           (1)
                                                  --------        --------       --------    ---------
      Benefit obligation at end of period         $ (5,461)       $ (5,430)      $(1,996)    $ (1,941)
                                                  =========       =========      ========    =========

      CHANGE IN PLAN ASSETS:
      Fair value of plan assets at beginning of
       period                                     $  9,468        $  8,427       $ 1,548     $  1,422
      Actual return on plan assets                   1,270           1,442           170          213
      Transfer to third party                            -             (14)            -            -
      Employer contributions                            25              21             7           15
      Plan participants' contributions                   -               -             7            6
      Benefits paid                                   (407)           (408)         (172)        (108)
                                                  ---------       ---------      --------    ---------
      Fair value of plan assets at end of period  $ 10,356        $  9,468       $ 1,560     $  1,548
                                                  =========       ========       ========    =========

      FUNDED STATUS:
      Funded status at end of period              $  4,895        $  4,038       $  (436)    $   (393)
      Unrecognized transition (asset) liability       (342)           (448)          207          462
      Unrecognized prior service costs                  65             225             1            2
      Unrecognized actuarial net (gain)             (2,956)         (2,514)         (498)        (746)
      Effects of fourth quarter activity                 9              (3)            2            -
                                                  ---------       ---------      --------    --------
      Net amount recognized                       $  1,671        $  1,298       $  (724)    $   (675)
                                                  =========       ========       ========    =========

      AMOUNTS RECOGNIZED IN THE STATEMENTS OF
      FINANCIAL POSITION CONSIST OF:
      Prepaid benefit cost                        $  2,022        $  1,601       $     -     $      -
      Accrued benefit liability                       (382)           (316)         (724)        (675)
      Intangible asset                                   7               6             -            -
      Accumulated other comprehensive income            24               7             -            -
                                                  ---------       ---------      --------    ---------
      Net amount recognized                       $  1,671        $  1,298       $  (724)    $   (675)
                                                  =========       =========      ========    =========

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10.     EMPLOYEE BENEFIT PLANS (CONTINUED)

        The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $464 million, $384 million and $1 million, respectively, as of September 30, 2000 and $401 million, $309 million and $0 million, respectively, as of September 30, 1999.

        Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $7,381 million and $6,534 million are included in Separate Account assets and liabilities at September 30, 2000 and 1999, respectively.

        The benefit obligation for pensions decreased by a net $112 million in the year 2000 for the effect of a Cost of Living Adjustment ("COLA") and the introduction of the cash balance formula of ($134) million and $246 million, respectively. The COLA was effective as of July 1, 2000 and increased benefits, subject to a maximum, to retirees based upon their year of retirement. The introduction of the cash balance formula was a feature of the substantive plan as of the measurement date and is effective January 1, 2001 for new employees and January 1, 2002 for existing employees.

        Other postretirement plan assets consist of group and individual life insurance policies, group life and health contracts, common stocks, corporate debt securities, U.S. government securities and short-term investments. During 1999, the assets of group life and health contracts were transferred into common stocks, debt securities and short-term investments. Plan assets include $463 million and $434 million of Company insurance policies and contracts at September 30, 2000 and 1999, respectively.

        The benefit obligation for other postretirement benefits decreased by $221 million in the year 2000 for changes in the substantive plan made to medical, dental and life benefits for individuals retiring on or after January 1, 2001. The significant cost reduction features relate to the medical and life benefits. The Company adopted a cap that limits its long-term cost commitment to retiree medical coverage. The cap is defined as two times the estimated Company contribution toward the cost of coverage per retiree in 2000. The new life insurance plan provides a reduced benefit of $10,000 of life insurance to retirees.

        The pension benefits were amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits in the table below.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10.     EMPLOYEE BENEFIT PLANS (CONTINUED)

        Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:

                                                                                        OTHER
                                                   PENSION BENEFITS            POSTRETIREMENT BENEFITS
                                             -----------------------------    -------------------------
                                              2000       1999        1998     2000      1999      1998
                                             -----      ------      ------    ----     -----     -----
                                                                    (IN MILLIONS)
      COMPONENTS OF NET PERIODIC BENEFITS
      COSTS:
      Service cost                           $ 140      $ 193       $ 159     $ 29     $  39     $  35
      Interest cost                            427        410         397      150       141       142
      Expected return on plan assets          (799)      (724)       (674)    (133)     (121)     (119)
      Amortization of transition amount       (106)      (106)       (106)      36        47        47
      Amortization of prior service cost        47         45          45        -         -         -
      Amortization of actuarial net (gain)
       loss                                    (77)         4           1      (24)      (10)      (13)
      Special termination benefits               -         51           -        -         2         -
      Curtailment (gain) loss                    -       (122)          5        -       108         -
      Contractual termination benefits           6         48          14        -         -         -
                                             -----      ------      ------    ----     -----     -----
          Subtotal                            (362)      (201)       (159)      58       206        92
      Less amounts related to discontinued
       operations                                -         84          25        -      (130)      (34)
                                             -----      ------      ------    ----     ------    ------

      Net periodic (benefit) cost            $(362)     $(117)      $(134)    $ 58     $  76     $  58
                                             ======     ======      ======    =====    ======    =====

        Discontinued operations amounts for 1998 were included in loss from healthcare operations. The 1999 amounts were included in loss on disposal of healthcare operations. See Note 3 for a discussion of the disposal of the Company's healthcare business. Discontinued operations for pension benefits in 1999 includes $122 million of curtailment gains and $51 million of special termination benefit costs. Discontinued operations for postretirement benefits in 1999 includes $108 million of curtailment losses and $2 million of special termination benefit costs.

        The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:


                                                                                       OTHER
                                                  PENSION BENEFITS              POSTRETIREMENT BENEFITS
                                             -------------------------   -----------------------------------
                                                 2000    1999    1998       2000        1999         1998
                                                -----   ------  ------      ----       -----        -----
      WEIGHTED-AVERAGE ASSUMPTIONS:
      Discount rate (beginning of period)       7.75%    6.50%   7.25%        7.75%        6.50%        7.25%
      Discount rate (end of period)             7.75%    7.75%   6.50%        7.75%        7.75%        6.50%
      Rate of increase in compensation
       levels (beginning of period)             4.50%    4.50%   4.50%        4.50%        4.50%        4.50%
      Rate of increase in compensation
       levels (end of period)                   4.50%    4.50%   4.50%        4.50%        4.50%        4.50%
      Expected return on plan assets            9.50%    9.50%   9.50%        9.00%        9.00%        9.00%
      Health care cost trend rates                  -        -       -   7.10-9.50%  7.50-10.30%  7.80-11.00%
      Ultimate health care cost trend
       rate after gradual decrease until 2006       -        -       -        5.00%        5.00%        5.00%

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10.     EMPLOYEE BENEFIT PLANS (CONTINUED)

        Assumed healthcare cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                                                    OTHER
                                                                               POSTRETIREMENT
                                                                                  BENEFITS
                                                                                  --------
                                                                                    2000
                                                                               --------------
                                                                                (IN MILLIONS)
      ONE PERCENTAGE POINT INCREASE
      Increase in total service and interest costs                                  $      11
      Increase in postretirement benefit obligation                                       140
      ONE PERCENTAGE POINT DECREASE
      Decrease in total service and interest costs                                  $      10
      Decrease in postretirement benefit obligation                                       123

        POSTEMPLOYMENT BENEFITS

        The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2000 and 1999 was $152 million and $157 million, respectively, and is included in "Other liabilities."

        OTHER EMPLOYEE BENEFITS

        The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary. The matching contributions by the Company included in "General and administrative expenses" are as follows:

                                                                          401(k) COMPANY MATCH
                                                                         ----------------------
                                                                          2000    1999    1998
                                                                         -----   ------  ------
                                                                            (IN MILLIONS)
      Company match                                                      $  62   $  60   $  54
      Less amounts related to discontinued operations                        -      (8)    (14)
                                                                         -----   ------  ------
      401(k) Company match included in general and administrative
      expenses                                                           $  62   $  52   $  40
                                                                         =====   ======  ======

        Discontinued operations amounts for 1998 were included in loss from healthcare operations. The 1999 amount was included in loss on disposal of healthcare operations.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11.     INCOME TAXES

        The components of income tax expense for the years ended December 31, were as follows:

                                                                 2000        1999        1998
                                                                ------      ------      ------
                                                                        (IN MILLIONS)
      Current tax expense (benefit):
          U.S.                                                  $  362      $  614      $  883
          State and local                                           31          84          54
          Foreign                                                   41          (8)        148
                                                                ------      ------      ------
          Total                                                    434         690       1,085
      Deferred tax expense (benefit):
          U.S.                                                     (86)        206         (93)
          State and local                                          (37)         44          (6)

          Foreign                                                   95         102         (16)
                                                                ------      ------      -------
          Total                                                    (28)        352        (115)
                                                                -------     ------      -------
      Total income tax expense                                  $  406      $1,042      $  970
                                                                ======      ======      =======

        The Company's actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

                                                                 2000         1999       1998
                                                                ------       ------     ------
                                                                          (IN MILLIONS)
      Expected federal income tax expense                       $  254       $  789     $  909
      Equity tax                                                   100          190         75
      Non-deductible expenses                                       61           33         15
      Non-taxable investment income                                (42)         (78)       (62)
      State and local income taxes                                  (4)          83         31
      Other                                                         37           25          2
                                                                ------       ------     ------
      Total income tax expense                                  $  406       $1,042     $  970
                                                                ======       =======    ======


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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11.     INCOME TAXES (CONTINUED)

        Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                                       2000         1999
                                                                     -------      -------
                                                                          (IN MILLIONS)
      Deferred tax assets
          Insurance reserves                                         $ 1,371      $ 1,582
          Net operating loss carryforwards                               353          280
          Policyholder dividends                                         297          277
          Litigation related reserves                                     32           61
          Other                                                          121           32
                                                                     -------      -------
          Deferred tax assets before valuation allowance               2,174        2,232
          Valuation allowance                                            (38)         (24)
                                                                     --------     --------
          Deferred tax assets after valuation allowance                2,136        2,208
                                                                     --------     -------

      Deferred tax liabilities
          Deferred policy acquisition cost                             1,858        1,942
          Net unrealized investment gains (losses)                       273         (497)
          Investments                                                    129          307
          Depreciation                                                    71           59
                                                                     -------      -------
          Deferred tax liabilities                                     2,331        1,811
                                                                     -------      -------
      Net deferred tax asset (liability)                             $  (195)     $   397
                                                                     ========     =======

        Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. A valuation allowance has been recorded primarily related to tax benefits associated with foreign operations and state and local deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2000 and 1999, respectively, the Company had federal life net operating loss carryforwards of $848 million and $660 million, which expire in 2012. At December 31, 2000 and 1999, respectively, the Company had state operating loss carryforwards for tax purposes approximating $509 million and $570 million, which expire between 2001 and 2020.

        Deferred taxes are not provided on the undistributed earnings of foreign subsidiaries (considered to be permanent investments), which at December 31, 2000 were $743 million. Determining the tax liability that would arise if these earnings were remitted is not practicable.

        The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has examined the years 1993 through 1995. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments. The Service has begun its examination of 1996.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

12.     STATUTORY NET INCOME AND SURPLUS

        Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following tables reconcile the Company's statutory net income and surplus determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance, to net income and equity determined using GAAP:

                                                                   2000         1999        1998
                                                                 -------      --------    -------
                                                                            (IN MILLIONS)
      STATUTORY NET INCOME                                       $   149       $  333     $1,247
      Adjustments to reconcile to net income on a GAAP basis:
           Insurance revenues and expenses                           525          136       (117)
           Income taxes                                              (47)         436        128
           Valuation of investments                                 (135)         (27)      (143)
           Realized investment gains (losses)                       (494)          73      1,162
           Litigation and other reserves                               -         (102)    (1,150)
           Discontinued operations and other, net                    400          (36)       (21)
                                                                 -------      --------    -------
      GAAP NET INCOME                                            $   398      $   813     $1,106
                                                                 ========     ========    =======

                                                                           2000       1999
                                                                        ---------   --------
                                                                           (IN MILLIONS)
      STATUTORY SURPLUS                                                 $  8,640    $ 9,249
      Adjustments to reconcile to equity on a GAAP basis:
          Deferred policy acquisition costs                                6,989      7,295
          Valuation of investments                                         4,968      2,909
          Future policy benefits and policyholder account balances          (952)    (1,544)
          Non-admitted assets                                              2,693      2,069
          Income taxes                                                      (136)       522
          Surplus notes                                                     (988)      (987)
          Discontinued operations and other, net                            (606)      (222)
                                                                        ---------   --------
      GAAP EQUITY                                                       $ 20,608    $19,291
                                                                        =========   ========

        The New York State Insurance Department recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

        In March 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in certain areas. The Company has adopted the Codification guidance effective January 1, 2001, except the guidance related to pension and post-employment benefits which was adopted January 1, 2000. The Company has estimated the potential effect of the Codification guidance to have a favorable impact of at least $1 billion on the Company's surplus position, primarily as the result of the recognition of deferred tax assets.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

13.     OPERATING LEASES

        The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 2000, future minimum lease payments under non-cancelable operating leases are as follows:

                                                                                (IN MILLIONS)
      2001                                                                        $      319
      2002                                                                               269
      2003                                                                               227
      2004                                                                               190
      2005                                                                               178
      Remaining years after 2005                                                         897
                                                                                  ----------
      Total                                                                       $    2,080
                                                                                  ==========

        Rental expense incurred for the years ended December 31, 2000, 1999 and 1998 was $498 million, $456 million and $424 million, respectively, excluding expenses relating to the Company's healthcare business.

14.     FAIR VALUE OF FINANCIAL INSTRUMENTS

        The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying values approximate estimated fair values).

        FIXED MATURITIES AND EQUITY SECURITIES

        Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement fixed maturities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management.

        MORTGAGE LOANS ON REAL ESTATE

        The estimated fair value of mortgage loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality mortgages.

        POLICY LOANS

        The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

14.     FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

        INVESTMENT CONTRACTS

        For guaranteed investment contracts, income annuities, and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

        DEBT

        The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

        The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,

                                                            2000                        1999
                                                ---------------------------   ------------------------
                                                 CARRYING       ESTIMATED     CARRYING     ESTIMATED
                                                  AMOUNT       FAIR VALUE      AMOUNT      FAIR VALUE
                                                 --------      ----------     --------     ----------
                                                                     (IN MILLIONS)
      FINANCIAL ASSETS:
      OTHER THAN TRADING:
      Fixed maturities:
          Available for sale                    $ 83,827         $83,827      $79,130       $79,130
          Held to maturity                        12,448          12,615       14,237        14,112
      Equity securities                            2,317           2,317        3,264         3,264
      Mortgage loans on real estate               15,919          15,308       16,268        15,826
      Policy loans                                 8,046           8,659        7,590         7,462
      Short-term investments                       5,029           5,029        2,773         2,773
      Mortgage securitization inventory            1,448           1,448          803           803
      Cash and cash equivalents                    7,676           7,676        6,427         6,427
      Restricted cash and securities               2,196           2,196        4,082         4,082
      Separate account assets                     82,217          82,217       82,131        82,131

      TRADING:
      Trading account assets                     $ 7,217         $ 7,217      $ 9,741       $ 9,741
      Broker-dealer related receivables           11,860          11,860       11,346        11,346
      Securities purchased under agreements to
       resell                                      5,395           5,395       13,944        13,944
      Cash collateral for borrowed securities      3,858           3,858        7,124         7,124

      FINANCIAL LIABILITIES:
      OTHER THAN TRADING:
      Investment contracts                       $25,033         $25,359      $25,206       $25,394
      Securities sold under agreements to
       repurchase                                  7,162           7,162        4,260         4,260
      Cash collateral for loaned securities        4,762           4,762        2,582         2,582
      Short-term and long-term debt               13,633          13,800       16,371        16,563
      Securities sold but not yet purchased          157             157            -             -
      Separate account liabilities                82,217          82,217       82,131        82,131

      TRADING:
      Broker-dealer related payables             $ 5,965         $ 5,965      $ 5,839       $ 5,839
      Securities sold under agreements to
       repurchase                                  7,848           7,848       20,338        20,338
      Cash collateral for loaned securities        6,291           6,291        8,193         8,193
      Securities sold but not yet purchased        4,802           4,802        6,968         6,968

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

15.     DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

        A derivative is a financial instrument whose price, performance or cash flow is based upon the actual or expected price, level, performance, value or cash flow of some external benchmark, such as interest rates, foreign exchange rates, securities, commodities, or various financial indices. Derivative financial instruments can be exchange-traded or contracted in the over-the-counter market and include swaps, futures, forwards and options contracts.

        INTEREST RATE SWAPS

        The Company uses interest rate swaps to reduce market risk from changes in interest rates, to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on proprietary pricing models or market quotes.

        If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in current period earnings.

        FUTURES AND OPTIONS

        The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of those futures and options is based on market quotes.

        Treasury futures typically are used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

        When the Company anticipates a significant decline in the stock market that will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

15.     DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

        thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

        If exchange-traded financial futures and options meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Financial futures that do not qualify as hedges are carried at fair value with changes in value reported in current earnings. The gains and losses associated with anticipatory transactions are not material.

        CURRENCY DERIVATIVES

        The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

        Under exchange-traded currency futures and options, the Company agrees to purchase or sell a specified number of contracts and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded currency futures and options with regulated futures commissions merchants who are members of a trading exchange.

        Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

        Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

        If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in a manner similar to the hedged item. If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment gains (losses), net."

        FORWARDS

        The Company uses forwards to manage market risks relating to interest rates and commodities and trades in mortgage-backed securities forward contracts. The latter activity has been exited in connection with the restructuring of Prudential Securities Group's capital markets activities as discussed in Note 4. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

15.     DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

        If the forwards qualify for hedge accounting treatment, gains or losses are recorded in a manner similar to the hedged items. If forwards do not meet hedge accounting criteria, gains or losses from those forwards are recognized in current period earnings.
        The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 2000 and 1999. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

                                                                      DERIVATIVE FINANCIAL INSTRUMENTS
                                                                              DECEMBER 31, 2000

                                                 TRADING                      OTHER THAN TRADING                      TOTAL
                                           --------------------  -------------------------------------------  --------------------
                                                                                             NON-HEDGE
                                                                   HEDGE ACCOUNTING          ACCOUNTING
                                                                 ---------------------  --------------------
                                                     ESTIMATED              ESTIMATED             ESTIMATED             ESTIMATED
                                           NOTIONAL  FAIR VALUE  NOTIONAL   FAIR VALUE  NOTIONAL  FAIR VALUE  NOTIONAL  FAIR VALUE
                                           --------  ----------  --------   ----------  --------  ----------  --------  ----------
                                                                                (IN MILLIONS)
        SWAP INSTRUMENTS
        Interest rate
           Asset                            $ 9,693   $   352     $     -    $     -     $ 1,908   $    57     $11,601   $   409
           Liability                         10,521       370           -          -       2,126        81      12,647       451
        Currency
           Asset                                  7         -           -          -         383        31         390        31
           Liability                             30        34           -          -         302        20         332        54
        Equity and commodity
           Asset                                 55        14           -          -          46        17         101        31
           Liability                             55        12           -          -           -         -          55        12
        FORWARD CONTRACTS
        Interest rate
           Asset                              3,469        33           -          -           -         -       3,469        33
           Liability                          3,319        33           -          -           -         -       3,319        33
        Currency
           Asset                              6,044       185         472          9       2,319        29       8,835       223
           Liability                          5,897       195         429          9          27        79       6,353       283
        Equity and commodity
           Asset                              2,091        75           -          -           -         -       2,091        75
           Liability                          1,923        75           -          -           -         -       1,923        75
        FUTURES CONTRACTS
        Interest rate
           Asset                             11,582        14           -          -       2,410        55      13,992        69
           Liability                          6,513        29           -          -       1,468        21       7,981        50
        Equity and commodity
           Asset                                782        27           -          -           -         -         782        27
           Liability                          1,324        36           -          -           -         -       1,324        36
        OPTION CONTRACTS
        Interest rate
           Asset                              4,141        48           -          -           -         -       4,141        48
           Liability                          4,273        29           -          -           -         -       4,273        29
        Currency
           Asset                              1,108        27           -          -           -         -       1,108        27
           Liability                          1,174        26           -          -           -         -       1,174        26
        Equity and commodity
           Asset                                175         3           -          -           -         -         175         3
           Liability                            126         1           -          -           -         -         126         1
                                            -------   -------     -------    -------     -------   -------     -------   -------
        TOTAL DERIVATIVES:
           Assets                           $39,147   $   778     $   472    $     9     $ 7,066   $   189     $46,685   $   976
                                            =======   =======     =======    =======     =======   =======     =======   =======
           Liabilities                      $35,155   $   840     $   429    $     9     $ 3,923   $   201     $39,507   $ 1,050
                                            =======   =======     =======    =======     =======   =======     =======   =======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

15.     DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                                                                     DERIVATIVE FINANCIAL INSTRUMENTS
                                                                             DECEMBER 31, 1999

                                                   TRADING                    OTHER THAN TRADING                     TOTAL
                                           --------------------  ------------------------------------------  --------------------
                                                                                            NON-HEDGE
                                                                   HEDGE ACCOUNTING         ACCOUNTING
                                                                 --------------------  --------------------
                                                     ESTIMATED             ESTIMATED             ESTIMATED             ESTIMATED
                                           NOTIONAL  FAIR VALUE  NOTIONAL  FAIR VALUE  NOTIONAL  FAIR VALUE  NOTIONAL  FAIR VALUE
                                           --------  ----------  --------  ----------  --------  ----------  --------  ----------
                                                                                (IN MILLIONS)
        SWAP INSTRUMENTS
        Interest rate
           Asset                          $   7,116    $   151    $     -    $     -    $ 2,185    $   146    $ 9,301   $   297
           Liability                          6,490        137          -          -      1,261         32      7,751       169
        Currency
           Asset                                 24         45        343         30          -          -        367        75
           Liability                             77         51        369         33          -          -        446        84
        Equity and commodity
           Asset                                  8          9          -          -         47         13         55        22
           Liability                              8          5          -          -          -          -          8         5
        FORWARD CONTRACTS
        Interest rate
           Asset                             14,837        105          -          -          -          -     14,837       105
           Liability                         12,459         84          -          -          -          -     12,459        84
        Currency
           Asset                             11,181        275         54          2      1,182         16     12,417       293
           Liability                         10,377        247        841         16      1,347         21     12,565       284
        Equity and commodity
           Asset                              1,664         68          -          -          -          -      1,664        68
           Liability                          1,592         60          -          -          -          -      1,592        60
        FUTURES CONTRACTS
        Interest rate
           Asset                              2,374          2          -          -        800         14      3,174        16
           Liability                          3,017          3          -          -      3,696         44      6,713        47
        Equity and commodity
           Asset                              2,283         44          -          -         71          4      2,354        48
           Liability                            837         57          -          -         12         11        849        68
        OPTION CONTRACTS
        Interest rate
           Asset                              3,725         22          -          -          -          -      3,725        22
           Liability                          2,185         11          -          -         13          -      2,198        11
        Currency
           Asset                                613          5          -          -         10          -        623         5
           Liability                          4,439          5          -          -         10          -      4,449         5
        Equity and commodity
           Asset                                340          6          -          -          -          -        340         6
           Liability                            366          3          -          -          -          -        366         3
                                            -------    -------    -------    -------    -------    -------    -------   -------
        TOTAL DERIVATIVES:
           Assets                           $44,165    $   732    $   397    $    32    $ 4,295    $   193    $48,857   $   957
                                            =======    =======    =======    =======    =======    =======    =======   =======
           Liabilities                      $41,847    $   663    $ 1,210    $    49    $ 6,339    $   108    $49,396   $   820
                                            =======    =======    =======    =======    =======    =======    =======   =======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

15.     DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

        The following table discloses net trading revenues by derivative instrument types for the years ended December 31,

                                                                 2000        1999      1998
                                                                -------     -------  ---------
                                                                        (IN MILLIONS)
        Swaps                                                   $  (17)     $   16    $    (13)
        Forwards                                                    51          53          67
        Futures                                                    (85)         80          (5)
        Options                                                     (1)        (14)          -
                                                                -------     -------  ---------
        Net trading revenues                                    $  (52)     $  135   $      49
                                                                =======     =======  =========

        Average fair values for trading derivatives in an asset position during the years ended December 31, 2000 and 1999 were $579 million and $789 million, respectively, and for derivatives in a liability position were $630 million and $766 million, respectively. The average fair values do not reflect the netting of amounts pursuant to the right of offset or qualifying master netting agreements. Of those derivatives held for trading purposes at December 31, 2000, 72% of the notional amount consisted of interest rate derivatives, 20% consisted of foreign currency derivatives and 8% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 2000, 66% of notional consisted of interest rate derivatives, 33% consisted of foreign currency derivatives, and 1% consisted of equity and commodity derivatives.

        CREDIT RISK

        The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date. The credit exposure of currency forwards is represented by the difference, if any, between the exchange rate specified in the contract and the exchange rate for the same currency at the reporting date.

        The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 2000 and 1999, approximately 96% and 81%, respectively, of the net credit exposure for the Company from derivative contracts was with investment-grade counterparties. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and positions are marked to market on a daily basis. These additional controls further reduce the Company's credit risk to derivatives counterparties. Internal controls are in place to ensure that derivative transactions are conducted in accordance with Company policy and guidelines. Those controls include limits, segregation of function and periodic management review, including quarterly review of General Account exposures by the Investment Committee of the Board of Directors, as well as daily monitoring for compliance with authorization and operating guidelines.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

15.     DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

        OFF-BALANCE-SHEET CREDIT-RELATED INSTRUMENTS

        During the normal course of its business, the Company utilizes financial instruments with off-balance-sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities and unused credit card and home equity lines.

        In connection with the Company's consumer banking business, loan commitment for credit cards and home equity lines of credit and other lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card, home equity and other commitments were $1.6 billion, of which $0.8 billion remains available at December 31, 2000.

        Also, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and an unsecured basis. Aggregate financing commitments on a secured basis, for periods of less than one year, approximate $3.3 billion, of which $1.8 billion remains available at December 31, 2000. Unsecured commitments approximate $0.1 billion, substantially all of which remains available at December 3l, 2000. This activity is being exited in conjunction with the restructuring of Prudential Securities capital markets activities, as discussed in Note 4.

        Other commitments primarily include commitments to purchase and sell mortgage loans and the unfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.0 billion, of which $0.9 billion remain available at December 31, 2000. Additionally, mortgage loans sold with recourse were $0.1 billion at December 31, 2000.

        The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate and performing other monitoring procedures. At December 31, 2000 financial guarantees and letters of credit issued by the Company were $0.8 billion.

16.     SEGMENT INFORMATION

        The Company has organized its principal operations into Financial Services Businesses and a Traditional Participating Products segment. Within the Financial Services Businesses, the Company operates through four divisions which, together, encompass ten reportable segments. The four operating divisions within the Financial Services Businesses are:
        U.S. Consumer, Employee Benefits, International and Asset Management. The segments within the Financial Services Businesses as well as the Traditional Participating Products segment correspond to businesses for which discrete financial information is available and reviewed by management. Businesses that are not sufficiently material to warrant separate disclosure are included in Corporate and Other results. Collectively, the businesses that comprise the four operating divisions and Corporate and Other are referred to as the Financial Services Businesses.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

16.     SEGMENT INFORMATION (CONTINUED)

        The U.S. Consumer division consists of the Individual Life Insurance, Private Client Group, Retail Investments and Property and Casualty Insurance segments. The Individual Life Insurance segment manufactures and distributes variable life, term life and other non-participating life insurance protection products to the United States retail market and distributes investment and protection products for other segments. The Private Client Group segment provides full service securities brokerage and financial advisory services, as well as consumer banking services, to retail customers in the United States. The Retail Investments segment provides mutual funds, variable and fixed annuities and wrap-fee products to retail customers in the United States. The Property and Casualty Insurance segment manufactures and distributes personal lines property and casualty insurance products, principally automobile and homeowners insurance, to the United States retail market.

        The Employee Benefits division consists of the Group Insurance and Other Employee Benefits segments. The Group Insurance segment manufactures and distributes group life, disability and related insurance products in connection with employee and member benefit plans. The Other Employee Benefits segment provides products and services for defined contribution and other retirement plans as well as guaranteed investment contracts, group annuities and relocation services to employers. The Other Employee Benefits segment also markets real estate brokerage franchises to regional and local real estate brokers.

        The International division consists of the International Insurance and International Securities and Investments segments. The International Insurance segment manufactures and distributes individual life insurance products to the affluent retail market in Japan, Korea and six other Asian, Latin American and European countries. The International Securities and Investments segment provides full service securities brokerage, asset management and financial advisory services to retail and institutional clients outside of the United States.

        The Asset Management division consists of the Investment Management and Advisory Services and Other Asset Management segments. The Investment Management and Advisory Services segment provides institutional asset management products and services to unaffiliated institutional clients as well as management services for assets supporting products offered by other segments. The Other Asset Management segment includes equity trading and commercial mortgage securitization activities, as well as hedge portfolio results.

        Corporate and Other includes financial services businesses that are not included in other reportable segments as well as corporate-level activities. These businesses include international ventures, divested businesses and businesses that have not been divested but have been placed in wind-down status. The latter includes individual health insurance, group credit insurance and Canadian life insurance. The divested businesses include the results of the lead-managed underwriting and institutional fixed income businesses of the Prudential Securities Group (see Note 4), Gibraltar Casualty (see Note 17), residential first mortgage banking and certain Canadian businesses. Corporate-level activities include corporate expenses not allocated to any business segments, including the cost of company-wide initiatives, investment returns on unallocated equity, returns from a debt-financed investment portfolio, transactions with other segments and consolidating adjustments.

        As a mutual insurance company, most of the Company's individual life insurance and certain annuity products have been written on a "participating" basis, whereby policyholders are eligible to receive policyholder dividends reflecting policy experience. The Company will cease offering domestic participating insurance and annuity products in connection with the demutualization, if consummated. The liabilities of the individual in force participating products, together with the assets supporting them, will then be segregated for accounting purposes from the Company's other assets and liabilities. The liabilities and assets to be segregated, as well as other assets and equity that support these policies, and their financial results are

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

16.     SEGMENT INFORMATION (CONTINUED)

        reflected in the Traditional Participating Products segment, which is managed separately from the Financial Services Businesses.

        The following summary presents certain financial data of our operations based on their location:

                                                                                             2000        1999         1998
                                                                                          ----------   ---------   ----------
                                                                                                     (IN MILLIONS)
        REVENUES:
        Domestic                                                                          $   23,704  $   24,382   $   25,368
        International                                                                          2,840       2,186        1,656
                                                                                          ----------   ---------   ----------
              Total revenues                                                              $   26,544  $   26,568   $   27,024
                                                                                          ==========  ==========   ==========
        INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES:
        Domestic                                                                          $      368  $    1,939   $    2,372
        International                                                                            359         316          225
                                                                                          ----------   ---------   ----------
              Total income from continuing operations before income taxes                 $      727  $    2,255   $    2,597
                                                                                          ==========  ==========   ==========

        The accounting policies of the segments are the same as those described in Note 2--"Summary of Significant Accounting Policies."

        In managing its business, the Company analyzes the operating performance of each segment using "adjusted operating income", which is a non-GAAP measure. "Adjusted operating income" is calculated by adjusting income from continuing operations before income taxes to exclude certain items. The items excluded are realized investment gains, net of losses and related charges; sales practices remedies and costs; demutualization expenses; and the gains, losses and contribution to income/loss of divested businesses which have been sold but do not qualify for "discontinued operations" treatment under GAAP. Businesses that the Company has placed in wind-down status but are not divested remain in "adjusted operating income." The Company's discontinued healthcare operations are excluded from "income from continuing operations before income taxes."

        The excluded items are important to an understanding of overall results of operations. "Adjusted operating income" is not a substitute for net income determined in accordance with GAAP and the Company's definition of "adjusted operating income" may differ from that used by other companies. However, the Company believes that the presentation of "adjusted operating income" as measured for management purposes enhances the understanding of results of operations by highlighting the results from ongoing operations and the underlying profitability factors of the Company's businesses.

        The Company excludes realized investment gains, net of losses and related charges, from "adjusted operating income" because the timing of transactions resulting in recognition of gains or losses is largely at the Company's discretion and the amount of these gains or losses is heavily influenced by and fluctuates in part according to the availability of market opportunities. Including the fluctuating effects of these transactions could distort trends in the underlying profitability of the businesses. The Company excludes sales practices remedies and costs because they relate to a substantial and identifiable non-recurring event. The Company excludes demutualization expenses as they are directly related to demutualization and could distort the trends associated with our business operations. The Company excludes the gains and losses and contribution to income/loss of divested businesses and related runoff operations because, as a result of the decision to dispose of these businesses, these results are not relevant to the profitability of the Company's ongoing operations and could distort the trends associated with ongoing businesses.

        The related charges offset against net realized investment gains and losses relates to policyholder dividends, amortization of deferred policy acquisition costs, and reserves for future policy benefits. Net realized investment gains is one of the elements that the Company considers in establishing the dividend scale, and

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

16.     SEGMENT INFORMATION (CONTINUED)

        the related policyholder dividend charge represents the estimated portion of the Company's expense charge for policyholder dividends that is attributed to net realized investment gains that the Company considers in determining the dividend scale. Deferred policy acquisition costs for certain investment-type products are amortized based on estimated gross profits, which include net realized investment gains and losses on the underlying invested assets, and the related charge for amortization of deferred policy acquisition costs represents the portion of this amortization associated with net realized investment gains and losses. The reserves for certain policies are adjusted when cash flows related to these policies are affected by net realized investment gains and losses, and the related charge for reserves for future policy benefits represents that adjustment.

        "Adjusted operating income" for each segment includes earnings on attributed equity established at a level which management considers necessary to support the segment's risks.

        Operating expenses specifically identifiable to a particular segment are allocated to that segment as incurred. Operating expenses not identifiable to a specific segment but which are incurred in connection with the generation of segment revenues are generally allocated based upon the segment's historical percentage of general and administrative expenses.

        The financial results of the International Insurance segment reflect the impact of currency hedging strategies, including internal hedges, whereby currency fluctuation exposure within annual reporting periods is assumed by Corporate and Other Operations.

        The Investment Management and Advisory Services segment revenues include intersegment revenues of $404 million, $381 million and $414 million in 2000, 1999 and 1998, respectively, which primarily consist of asset-based management fees from the businesses of the U.S. Consumer and Employee Benefits divisions and the Traditional Participating Products segment. Management has determined the intersegment fees for the various asset classes with reference to market rates. These fees are eliminated in consolidation.

        As discussed in Note 4, Capital Markets Restructuring, the Company has exited the lead-managed underwriting and institutional fixed income businesses. Results for these businesses are included in Divested Businesses in the tables that follow. Income from Continuing Operations before Income Taxes for these businesses was a loss of $73 million in 1998, income of $23 million in 1999 and a loss of $620 million in 2000. The loss in 2000 includes a restructuring charge of $476 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

16.     SEGMENT INFORMATION (CONTINUED)

        The summary below reconciles adjusted operating income to income from continuing operations before income taxes:

                                                                      YEAR ENDED DECEMBER 31, 2000
                                   -------------------------------------------------------------------------------------------------
                                                                           RECONCILING ITEMS
                                   -------------------------------------------------------------------------------------------------
                                                                  CHARGES                 DIVESTED                      INCOME FROM
                                                   REALIZED      RELATED TO     SALES     BUSINESS                       CONTINUING
                                     ADJUSTED     INVESTMENT      REALIZED    PRACTICES  AND RELATED                     OPERATIONS
                                     OPERATING      GAINS          GAINS       REMEDIES    RUNOFF     DEMUTUALIZATION  BEFORE INCOME
                                      INCOME    (LOSSES), NET  (LOSSES), NET  AND COSTS  OPERATIONS       EXPENSES         TAXES
                                      ------    -------------  -------------  ---------  ----------       --------         -----
                                                                            (IN MILLIONS)
Individual Life Insurance           $     114     $      (6)    $      -      $     -    $      -      $       -        $    108
Private Client Group                      237             -            -            -           -              -             237
Retail Investments                        239            (8)           2            -           -              -             233
Property and Casualty Insurance           150            16            -            -           -              -             166
                                    ----------    ----------    ---------     --------   ---------     ----------       ---------
    Total U.S. Consumer Division          740             2            2            -           -              -             744
                                    ----------    ----------    ---------     --------   ---------     ----------       ---------

Group Insurance                           158            (2)           -            -           -              -             156
Other Employee Benefits                   229           (85)         (31)           -           -              -             113
                                    ----------    ----------    ---------     --------   ---------     ----------       ---------
    Total Employee Benefits
        Division                          387           (87)         (31)           -           -              -             269
                                    ----------    ----------    ---------     --------   ---------     ----------       ---------

International Insurance                   296           (15)           -            -           -              -             281
International Securities and
    Investments                            26             -            -            -           -              -              26
                                    ----------    ----------    ---------     --------   ---------     ----------       ---------
    Total International Division          322           (15)           -            -           -              -             307
                                    ----------    ----------    ---------     --------   ---------     ----------       ---------

Investment Management and
    Advisory Services                     154             1            -            -           -              -             155
Other Asset Management                    122             -            -            -           -              -             122
                                    ----------    ----------    ---------     --------   ---------     ----------       ---------
    Total Asset Management
        Division                          276             1            -            -           -              -             277
                                    ----------    ----------    ---------     --------   ---------     ----------       ---------

Corporate and Other                        (4)         (280)           -            -        (636)          (143)         (1,063)
                                    ----------    ----------    ---------     --------   ---------     ----------       ---------
    Total -- Financial Services
        Businesses                      1,721          (379)         (29)           -        (636)          (143)            534
                                    ----------    ----------    ---------     --------   ---------     ----------       ---------
Traditional Participating Products
    segment                               547            91         (445)           -           -              -             193
                                    ----------    ----------    ---------     --------   ---------     ----------       ---------
    Total                           $   2,268     $    (288)    $   (474)     $     -    $   (636)     $    (143)       $    727
                                    ==========    ==========    =========     ========   =========     ==========       =========

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

16.     SEGMENT INFORMATION (CONTINUED)

                                                                      YEAR ENDED DECEMBER 31, 1999
                                   -------------------------------------------------------------------------------------------------
                                                                           RECONCILING ITEMS
                                   -------------------------------------------------------------------------------------------------
                                                                CHARGES                   DIVESTED                     INCOME FROM
                                                 REALIZED     RELATED TO      SALES       BUSINESS                      CONTINUING
                                   ADJUSTED     INVESTMENT     REALIZED     PRACTICES   AND RELATED                     OPERATIONS
                                   OPERATING      GAINS          GAINS       REMEDIES      RUNOFF    DEMUTUALIZATION  BEFORE INCOME
                                    INCOME    (LOSSES), NET  (LOSSES), NET  AND COSTS    OPERATIONS     EXPENSES          TAXES
                                    ------    -------------  -------------  ---------    ----------     --------          -----
                                                                             (IN MILLIONS)
Individual Life Insurance           $   117       $   (23)     $      -      $     -      $      -       $       -      $      94
Private Client Group                    224             -             -            -             -               -            224
Retail Investments                      174             5             1            -             -               -            180
Property and Casualty Insurance         152             9             -            -             -               -            161
                                    -------       --------     ---------     --------    ----------      ----------     ---------
   Total U.S. Consumer Division         667            (9)            1            -             -               -            659
                                    -------       --------     ---------     --------    ----------      ----------     ---------

Group Insurance                         128            25           (10)           -             -               -            143
Other Employee Benefits                 272           203          (133)           -             -               -            342
                                    -------       --------     ---------     --------    ----------      ----------     ---------
   Total Employee Benefits
     Division                           400           228          (143)           -             -               -            485
                                    -------       --------     ---------     --------    ----------      ----------     ---------

International Insurance                 218             9             -            -             -               -            227
International Securities and
   Investments                           15             -             -            -             -               -             15
                                    -------       --------     ---------     --------    ----------      ----------     ---------
   Total International Division         233             9             -            -             -               -            242
                                    -------       --------     ---------     --------    ----------      ----------     ---------

Investment Management and
   Advisory Services                    155             1             -            -             -               -            156
Other Asset Management                   97             -             -            -             -               -             97
                                    -------       --------     ---------     --------    ----------      ----------     ---------
   Total Asset Management
     Division                           252             1             -            -             -               -            253
                                    -------       --------     ---------     --------    ----------      ----------     ---------

Corporate and Other                     137           357             -         (100)          (47)            (75)           272
                                    -------       --------     ---------     --------    ----------      ----------     ---------
   Total -- Financial Services
     Businesses                       1,689           586          (142)        (100)          (47)            (75)         1,911
                                    -------       --------     ---------     --------    ----------      ----------     ---------
Traditional Participating Products
   segment                              316           338          (310)           -             -               -            344
                                    -------       --------     ---------     --------    ----------      ----------     ---------
   Total                            $ 2,005       $   924      $   (452)     $  (100)    $     (47)      $     (75)     $   2,255
                                    =======       ========     =========     ========    ==========      ==========     =========

                                   =======                                                                           ===========

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

16.     SEGMENT INFORMATION (CONTINUED)

                                                                      YEAR ENDED DECEMBER 31, 1998
                                   -------------------------------------------------------------------------------------------------
                                                                           RECONCILING ITEMS
                                   -------------------------------------------------------------------------------------------------
                                                                CHARGES                  DIVESTED                     INCOME FROM
                                                REALIZED      RELATED TO      SALES      BUSINESS                     CONTINUING
                                    ADJUSTED   INVESTMENT      REALIZED     PRACTICES  AND RELATED                    OPERATIONS
                                   OPERATING      GAINS          GAINS       REMEDIES     RUNOFF    DEMUTUALIZATION  BEFORE INCOME
                                     INCOME   (LOSSES), NET  (LOSSES), NET  AND COSTS   OPERATIONS      EXPENSES         TAXES
                                     ------   -------------  -------------  ---------   ----------      --------         -----
                                                                            (IN MILLIONS)
Individual Life Insurance           $   178      $     18      $      -     $       -    $      -       $       -      $     196
Private Client Group                    114             -             -             -           -               -            114
Retail Investments                      249            97            (3)            -           -               -            343
Property and Casualty Insurance         311            16             -             -           -               -            327
                                    --------     --------      ---------    ----------   ---------      ----------     ----------
   Total U.S. Consumer Division         852           131            (3)            -           -               -            980
                                    --------     --------      ---------    ----------   ---------      ----------     ----------

Group Insurance                          98           123             -             -           -               -            221
Other Employee Benefits                 342           595          (222)            -           -               -            715
                                    --------     --------      ---------    ----------   ---------      ----------     ----------
   Total Employee Benefits
     Division                           440           718          (222)            -           -               -            936
                                    --------     --------      ---------    ----------   ---------      ----------     ----------

International Insurance                 144             9             -             -           -               -            153
International Securities and
   Investments                           13            -              -             -           -               -             13
                                    --------     --------      ---------    ----------   ---------      ----------     ----------
   Total International Division         157             9             -             -           -               -            166
                                    --------     --------      ---------    ----------   ---------      ----------     ----------

Investment Management and
   Advisory Services                    144             1             -             -           -               -            145
Other Asset Management                   22             -             -             -           -               -             22
                                    --------     --------      ---------    ----------   ---------      ----------     ----------
   Total Asset Management
     Division                           166             1             -             -           -               -            167
                                    --------     --------      ---------    ----------   ---------      ----------     ----------

Corporate and Other                     (34)           85             -        (1,150)       (196)            (24)        (1,319)
                                    --------     --------      ---------    ----------   ---------      ----------     ----------
   Total -- Financial Services
     Businesses                       1,581           944          (225)       (1,150)       (196)            (24)           930
                                    --------     --------      ---------    ----------   ---------      ----------     ----------
Traditional Participating Products
   segment                              206         1,697          (236)            -           -               -          1,667
                                    --------     --------      ---------    ----------   ---------      ----------     ----------
   Total                            $ 1,787      $  2,641      $   (461)    $  (1,150)   $   (196)      $     (24)     $   2,597
                                    ========     ========      =========    ==========   =========      ==========     ==========

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

16.     SEGMENT INFORMATION (CONTINUED)

        The summary below presents certain financial information for the Company's reportable segments:

                                                                               YEAR ENDED DECEMBER 31, 2000
                                                         ------------------------------------------------------------------------
                                                                                                      INTEREST
                                                                                                    CREDITED TO
                                                                            NET                    POLICYHOLDERS'
                                                                        INVESTMENT  POLICYHOLDERS'    ACCOUNT      DIVIDENDS TO
                                                          REVENUES        INCOME       BENEFITS       BALANCES     POLICYHOLDERS
                                                          --------        ------       --------       --------     -------------
                                                                                      (IN MILLIONS)
Financial Services Businesses:
     Individual Life Insurance                             $ 1,855       $   374        $   650       $    131        $     12
     Private Client Group                                    2,689           299              -              -               -
     Retail Investments                                      1,631           478            152            264               1
     Property and Casualty Insurance                         1,840           193          1,045              -               -
                                                           --------      -------        -------       ---------       --------
         Total U.S. Consumer Division                        8,015         1,344          1,847            395              13
                                                           --------      -------        -------       ---------       --------

     Group Insurance                                         2,801           485          2,042            200               -
     Other Employee Benefits                                 2,885         2,332            930          1,024               -
                                                           --------      -------        -------       ---------       --------
         Total Employee Benefits Division                    5,686         2,817          2,972          1,224               -
                                                           --------      -------        -------       ---------       --------

     International Insurance                                 1,920           129          1,265              2               1
     International Securities and Investments                  704            66              -              -               -
                                                           --------      -------        -------       ---------       --------
         Total International Division                        2,624           195          1,265              2               1
                                                           --------      -------        -------       ---------       --------

     Investment Management and Advisory Services               874            21              -              -               -
     Other Asset Management                                    470            31              -              -               -
                                                           --------      -------        -------       ---------       --------
         Total Asset Management Division                     1,344            52              -              -               -
                                                           --------      -------        -------       ---------       --------

     Corporate and Other                                       283           816             23             (3)              4
                                                           --------      -------        -------       ---------       --------
         Total                                              17,952         5,224          6,107          1,618              18
                                                           --------      -------        -------       ---------       --------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
     related charges:
     Realized investment gains (losses), net                  (379)            -              -              -               -
     Related Charges:
         Reserves                                                -             -             36              -               -
         Amortization of deferred policy
              acquisition costs                                  -             -              -              -               -
                                                           --------      -------        -------       ---------       --------
              Total realized investment gains,
                  net of losses and related charges           (379)            -             36              -               -
                                                           --------      -------        -------       ---------       --------
     Divested businesses and related runoff operations         269           101             14              -               -
                                                           --------      -------        -------       ---------       --------
         Total -- Financial Services Businesses             17,842         5,325          6,157          1,618              18
                                                           --------      -------        -------       ---------       --------
Traditional Participating Products segment                   8,611         4,172          4,483            133           2,261
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
     related charges:
     Realized investment gains (losses), net                    91             -              -              -               -
     Related Charges:
         Dividends to policyholders                              -             -              -              -             445
                                                           --------      -------        -------       ---------       --------
         Total realized investment gains, net
              of losses and related charges                     91             -              -              -             445
                                                           --------      -------        -------       ---------       --------
         Total -- Traditional Participating
              Products segment                               8,702         4,172          4,483            133           2,706
                                                           --------      -------        -------       ---------       --------
         Total per Consolidated Financial Statements       $26,544       $ 9,497        $10,640       $  1,751        $  2,724
                                                           ========      =======        =======       =========       ========



                                                                   YEAR ENDED
                                                               DECEMBER 31, 2000
                                                           ------------------------
                                                                      AMORTIZATION
                                                                       OF DEFERRED
                                                                         POLICY
                                                            INTEREST   ACQUISITION
                                                            EXPENSE       COSTS
                                                            -------       -----
                                                                (IN MILLIONS)
Financial Services Businesses:
     Individual Life Insurance                              $   10      $   172
     Private Client Group                                        -            -
     Retail Investments                                          1          212
     Property and Casualty Insurance                             -          365
                                                            -------     --------
         Total U.S. Consumer Division                           11          749
                                                            -------     --------

     Group Insurance                                            (1)           1
     Other Employee Benefits                                    44           22
                                                            -------     --------
         Total Employee Benefits Division                       43           23
                                                            -------     --------

     International Insurance                                     4          145
     International Securities and Investments                    -            1
                                                            -------     --------
         Total International Division                            4          146
                                                            -------     --------

     Investment Management and Advisory Services                 5            -
     Other Asset Management                                      -            -
                                                            -------     --------
         Total Asset Management Division                         5            -
                                                            -------     --------

     Corporate and Other                                       385          (84)
                                                            -------     --------
         Total                                                 448          834
                                                            -------     --------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
     related charges:
     Realized investment gains (losses), net                     -            -
     Related Charges:
         Reserves                                                -            -
         Amortization of deferred policy
              acquisition costs                                  -           (7)
                                                            -------     --------
              Total realized investment gains,
                  net of losses and related charges              -           (7)
                                                            -------     --------
     Divested businesses and related runoff operations           -            -
                                                            -------     --------
         Total -- Financial Services Businesses                448          827
                                                            -------     --------
Traditional Participating Products segment                     152          269
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
     related charges:
     Realized investment gains (losses), net                     -            -
     Related Charges:
         Dividends to policyholders                              -            -
                                                            -------     --------
         Total realized investment gains, net
              of losses and related charges                      -            -
                                                            -------     --------
         Total -- Traditional Participating
Products segment                                               152          269
                                                            -------     --------
         Total per Consolidated Financial Statements        $  600      $ 1,096
                                                            =======     ========

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

16.     SEGMENT INFORMATION (CONTINUED)

                                                                             YEAR ENDED DECEMBER 31, 1999
                                                         --------------------------------------------------------------------
                                                                                                   INTEREST
                                                                                                  CREDITED TO
                                                                       NET                      POLICYHOLDERS'
                                                                    INVESTMENT  POLICYHOLDERS'      ACCOUNT     DIVIDENDS TO
                                                          REVENUES    INCOME       BENEFITS        BALANCES     POLICYHOLDERS
                                                          --------    ------       --------        --------     -------------
                                                                                     (IN MILLIONS)
Financial Services Businesses:
     Individual Life Insurance                            $ 1,723    $   316        $   519       $     126        $      8
     Private Client Group                                   2,509        269              -               -               -
     Retail Investments                                     1,551        491            118             271               -
     Property and Casualty Insurance                        1,747        197          1,100               -               -
                                                          -------    -------        -------       ---------        --------
         Total U.S. Consumer Division                       7,530      1,273          1,737             397               8
                                                          -------    -------        -------       ---------        --------

     Group Insurance                                        2,428        470          1,749             197               -
     Other Employee Benefits                                3,014      2,460            997           1,086               -
                                                          -------    -------        -------       ---------        --------
         Total Employee Benefits Division                   5,442      2,930          2,746           1,283               -
                                                          -------    -------        -------       ---------        --------

     International Insurance                                1,522         99          1,031               1               2
     International Securities and Investments                 580         54              -               -               -
                                                          -------    -------        -------       ---------        --------
         Total International Division                       2,102        153          1,031               1               2
                                                          -------    -------        -------       ---------        --------

     Investment Management and Advisory Services              768          3              -               -               -
     Other Asset Management                                   369         29              -               -               -
                                                          -------    -------        -------       ---------        --------
         Total Asset Management Division                    1,137         32              -               -               -
                                                          -------    -------        -------       ---------        --------

     Corporate and Other                                      566        926             80               -               5
                                                          -------    -------        -------       ---------        --------
         Total                                             16,777      5,314          5,594           1,681              15
                                                          -------    -------        -------       ---------        --------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
     related charges:
     Realized investment gains (losses), net                  586          -              -               -               -
     Related Charges:
         Reserves                                               -          -            147               -               -
         Amortization of deferred policy
              acquisition costs                                 -          -              -               -               -
                                                          -------    -------        -------       ---------        --------
              Total realized investment gains,
                  net of losses and related charges           586          -            147               -               -
                                                          -------    -------        -------       ---------        --------
     Divested businesses and related runoff operations        511        142             65               -               -
                                                          -------    -------        -------       ---------        --------
         Total -- Financial Services Businesses            17,874      5,456          5,806           1,681              15
                                                          -------    -------        -------       ---------        --------
Traditional Participating Products segment                  8,356      3,911          4,420             130           2,246
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
     related charges:
     Realized investment gains (losses), net                  338          -              -               -               -
     Related Charges:
         Dividends to policyholders                             -          -              -               -             310
                                                          -------    -------        -------       ---------        --------
         Total realized investment gains, net
              of losses and related charges                   338          -              -               -             310
                                                          -------    -------        -------       ---------        --------
         Total -- Traditional Participating
              Products segment                              8,694      3,911          4,420             130           2,556
                                                          -------    -------        -------       ---------        --------
         Total per Consolidated Financial Statements      $26,568    $ 9,367        $10,226       $   1,811        $  2,571
                                                          =======    =======        =======       =========        ========


                                                                YEAR ENDED
                                                             DECEMBER 31, 1999
                                                         ------------------------
                                                                    AMORTIZATION
                                                                    OF DEFERRED
                                                                       POLICY
                                                          INTEREST  ACQUISITION
                                                          EXPENSE      COSTS
                                                          -------      -----
                                                               (IN MILLIONS)
Financial Services Businesses:
     Individual Life Insurance                             $    4     $    185
     Private Client Group                                       -            -
     Retail Investments                                         5          230
     Property and Casualty Insurance                            -          350
                                                           ------     ---------
         Total U.S. Consumer Division                           9          765
                                                           ------     ---------

     Group Insurance                                            -            -
     Other Employee Benefits                                   51           10
                                                           ------     ---------
         Total Employee Benefits Division                      51           10
                                                           ------     ---------

     International Insurance                                    -          102
     International Securities and Investments                   -            1
                                                           ------     ---------
         Total International Division                           -          103
                                                           ------     ---------

     Investment Management and Advisory Services                -            -
     Other Asset Management                                     -            -
                                                           ------     ---------
         Total Asset Management Division                        -            -
                                                           ------     ---------

     Corporate and Other                                      420          (32)
                                                           ------     ---------
         Total                                                480          846
                                                           ------     ---------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
     related charges:
     Realized investment gains (losses), net                    -            -
     Related Charges:
         Reserves                                               -            -
         Amortization of deferred policy
              acquisition costs                                 -           (5)
                                                           ------     ---------
              Total realized investment gains,
                  net of losses and related charges             -           (5)
                                                           ------     ---------
     Divested businesses and related runoff operations          -            -
                                                           ------     ---------
         Total -- Financial Services Businesses               480          841
                                                           ------     ---------
Traditional Participating Products segment                     71          314
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
     related charges:
     Realized investment gains (losses), net                    -            -
     Related Charges:
         Dividends to policyholders                             -            -
                                                           ------     ---------
         Total realized investment gains, net
              of losses and related charges                     -            -
                                                           ------     ---------
         Total -- Traditional Participating
              Products segment                                 71          314
                                                           ------     ---------
         Total per Consolidated Financial Statements       $  551     $  1,155
                                                           ======     =========

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

16.     SEGMENT INFORMATION (CONTINUED)

                                                                                YEAR ENDED DECEMBER 31, 1998
                                                            --------------------------------------------------------------------
                                                                                                      INTEREST
                                                                                                     CREDITED TO
                                                                          NET                      POLICYHOLDERS'
                                                                       INVESTMENT  POLICYHOLDERS'      ACCOUNT     DIVIDENDS TO
                                                             REVENUES    INCOME       BENEFITS        BALANCES     POLICYHOLDERS
                                                             --------    ------       --------        --------     -------------
                                                                                        (IN MILLIONS)
Financial Services Businesses:
     Individual Life Insurance                               $ 1,674    $   300        $   525       $    117        $      5
     Private Client Group                                      2,317        255              -              -               -
     Retail Investments                                        1,532        567            125            294               -
     Property and Casualty Insurance                           1,812        223          1,070              -               -
                                                             -------    -------        -------       --------        --------
         Total U.S. Consumer Division                          7,335      1,345          1,720            411               5
                                                             -------    -------        -------       --------        --------

     Group Insurance                                           2,205        441          1,650            158               -
     Other Employee Benefits                                   3,258      2,730            991          1,278               -
                                                             -------    -------        -------       --------        --------
         Total Employee Benefits Division                      5,463      3,171          2,641          1,436               -
                                                             -------    -------        -------       --------        --------

     International Insurance                                   1,090         65            742              3               2
     International Securities and Investments                    532         55              -              -               -
                                                             -------    -------        -------       --------        --------
         Total International Division                          1,622        120            742              3               2
                                                             -------    -------        -------       --------        --------

     Investment Management and Advisory Services                 740          2              -              -               -
     Other Asset Management                                      253          9              -              -               -
                                                             -------    -------        -------       --------        --------
         Total Asset Management Division                         993         11              -              -               -
                                                             -------    -------        -------       --------        --------

     Corporate and Other                                         313        894             20              -               5
                                                             -------    -------        -------       --------        --------
         Total                                                15,726      5,541          5,123          1,850              12
                                                             -------    -------        -------       --------        --------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
     related charges:
     Realized investment gains (losses), net                     944          -              -              -               -
     Related Charges:
         Reserves                                                  -          -            218              -               -
         Amortization of deferred policy
              acquisition costs                                    -          -              -              -               -
                                                             -------    -------        -------       --------        --------
              Total realized investment gains,
                  net of losses and related charges              944          -            218              -               -
                                                             -------    -------        -------       --------        --------
     Divested businesses and related runoff operations           325        119             55              -               -
                                                             -------    -------        -------       --------        --------
         Total -- Financial Services Businesses               16,995      5,660          5,396          1,850              12
                                                             -------    -------        -------       --------        --------
Traditional Participating Products segment                     8,332      3,794          4,390            103           2,229
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
     related charges:
     Realized investment gains (losses), net                   1,697          -              -              -               -
     Related Charges:
         Dividends to policyholders                                -          -              -              -             236
                                                             -------    -------        -------       --------        --------
         Total realized investment gains, net
              of losses and related charges                    1,697          -              -              -             236
                                                             -------    -------        -------       --------        --------
         Total -- Traditional Participating
              Products segment                                10,029      3,794          4,390            103           2,465
                                                             -------    -------        -------       --------        --------
         Total per Consolidated Financial Statements         $27,024    $ 9,454        $ 9,786       $  1,953        $  2,477
                                                             =======    =======        =======       ========        ========


                                                                  YEAR ENDED
                                                               DECEMBER 31, 1998
                                                           ------------------------
                                                                      AMORTIZATION
                                                                       OF DEFERRED
                                                                         POLICY
                                                            INTEREST   ACQUISITION
                                                            EXPENSE       COSTS
                                                            -------       -----
                                                                 (IN MILLIONS)
Financial Services Businesses:
     Individual Life Insurance                               $   4       $    185
     Private Client Group                                        -              -
     Retail Investments                                          3            180
     Property and Casualty Insurance                             -            340
                                                             -----       ---------
         Total U.S. Consumer Division                            7            705
                                                             -----       ---------

     Group Insurance                                             1              -
     Other Employee Benefits                                    28             10
                                                             -----       ---------
         Total Employee Benefits Division                       29             10
                                                             -----       ---------

     International Insurance                                     -            103
     International Securities and Investments                    -              1
                                                             -----       ---------
         Total International Division                            -            104
                                                             -----       ---------

     Investment Management and Advisory Services                 -              5
                                                                 -              -
                                                             -----       ---------
     Other Asset Management
         Total Asset Management Division                         -              5
                                                             -----       ---------

     Corporate and Other                                       446            (50)
                                                             -----       ---------
         Total                                                 482            774
                                                             -----       ---------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
     related charges:
     Realized investment gains (losses), net                     -              -
     Related Charges:
         Reserves                                                -              -
         Amortization of deferred policy
              acquisition costs                                  -              7
                                                             -----       ---------
              Total realized investment gains,
                  net of losses and related charges              -              7
                                                             -----       ---------
     Divested businesses and related runoff operations           -              -
                                                             -----       ---------
         Total -- Financial Services Businesses                482            781
                                                             -----       ---------
Traditional Participating Products segment                      66            358
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
     related charges:
     Realized investment gains (losses), net                     -              -
     Related Charges:
         Dividends to policyholders                              -              -
                                                             -----       ---------
         Total realized investment gains, net
              of losses and related charges                      -              -
                                                             -----       ---------
         Total -- Traditional Participating
              Products segment                                  66            358
                                                             -----       ---------
         Total per Consolidated Financial Statements         $ 548       $  1,139
                                                             =====       =========

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

16.     SEGMENT INFORMATION (CONTINUED)

        The summary below presents total assets for the Company's reportable segments as of December 31, 2000, 1999 and 1998.

                                                                         ASSETS
                                                        --------------------------------------
                                                             2000        1999        1998
                                                          ----------  ----------  ----------
                                                                     (IN MILLIONS)
Individual Life Insurance                                 $   22,992  $   22,040  $   20,406
Private Client Group                                          18,426      23,157      17,681
Retail Investments                                            27,042      28,658      25,594
Property and Casualty Insurance                                4,763       4,380       4,865
                                                          ----------  ----------  ----------
          Total U.S. Consumer Division                        73,223      78,235      68,546
                                                          ----------  ----------  ----------

Group Insurance                                               15,891      13,850      12,014
Other Employee Benefits                                       59,926      60,105      67,702
                                                          ----------  ----------  ----------
          Total Employee Benefits Division                    75,817      73,955      79,716
                                                          ----------  ----------  ----------

International Insurance                                        6,726       5,804       4,329
International Securities and Investments                       3,644       3,471       3,460
                                                          ----------  ----------  ----------
          Total International Division                        10,370       9,275       7,789
                                                          ----------  ----------  ----------

Investment Management and Advisory Services                   20,251      18,174      18,421
Other Asset Management                                        10,351       7,384       5,716
                                                          ----------  ----------  ----------
          Total Asset Management Division                     30,602      25,558      24,137
                                                          ----------  ----------  ----------

Corporate and Other                                           12,814      29,498      36,136
                                                          ----------  ----------  ----------
          Total--Financial Services Businesses               202,826     216,521     216,324
                                                          ----------  ----------  ----------

Traditional Participating Products segment                    69,927      68,573      63,098
                                                          ----------  ----------  ----------
          Total Assets                                    $  272,753  $  285,094  $  279,422
                                                          ==========  ==========  ==========



17.     CONTINGENCIES AND LITIGATION

        CONTINGENCIES

        On September 19, 2000, the Company sold Gibraltar Casualty Company ("Gibraltar"), a subsidiary engaged in the commercial property and casualty insurance business, to Everest Re Group, Ltd. ("Everest"). Upon closing of the sale, the Company entered into a stop-loss reinsurance agreement with Everest whereby the Company will reinsure Everest for up to 80% of the first $200 million of any adverse loss development in excess of Gibraltar's carried reserves as of the closing of the sale.

        The Company's property and casualty operations are subject to rate and other laws and regulations covering a range of trade and claim settlement practices. State insurance regulatory authorities have broad discretion in approving an insurer's proposed rates. A significant portion of the Company's automobile insurance is written in the state of New Jersey. Under certain circumstances, New Jersey insurance laws require an insurer to provide a refund or credit to policyholders based upon the profits earned on automobile insurance.

        The Company has reviewed its obligations retained in the sale of the healthcare operations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements.

        It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

17.     CONTINGENCIES AND LITIGATION (CONTINUED)

        however, that ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

        LITIGATION

        The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

        In particular, the Company has been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the Company agreed to various changes to its sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

        As of December 31, 2000, the Company remained a party to approximately 61 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies the Company issued in the United States between 1982 and 1995. In addition, there were 48 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. The Company believes that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlement or who failed to "opt out" but nevertheless seek to proceed against the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

        The Company believes that its reserves related to sales practices, as of December 31, 2000, are adequate. No incremental provisions were recorded in 2000. In 1999, 1998, 1997 and 1996, the Company recorded provisions in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against the Company separately and other fees and expenses associated with the resolution of sales practices issues.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

17.     CONTINGENCIES AND LITIGATION (CONTINUED)

        The following table summarizes the Company's charges for the estimated total costs of sales practices remedies and additional sales practices costs and related liability balances as of the dates indicated:

                                                                                    YEAR ENDED DECEMBER 31,
                                                                   ---------------------------------------------------------
                                                                      2000        1999        1998       1997       1996
                                                                      ----        ----        ----       ----       ----
                                                                                         (IN MILLIONS)
        Liability balance at beginning of period                      $  891    $ 3,058     $   2,553  $   963     $     -
        Charges to expense:
              Remedy costs                                               (54)       (99)          510    1,640         410
              Additional sales practices costs                            54        199           640      390         715
                                                                      -------   --------    ---------  -------     -------
              Total charges to expense                                    -         100         1,150    2,030       1,125
        Amounts paid or credited:
              Remedy costs                                               448      1,708           147        -           -
              Additional sales practices costs                           190        559           498      440         162
                                                                      -------   --------    ---------  -------     -------
              Total amounts paid or credited                             638      2,267           645      440         162
                                                                      -------   --------    ---------  -------     -------
        Liability balance at end of period                            $  253    $   891     $   3,058  $ 2,553     $   963
                                                                      =======   ========    =========  =======     =======

                                                                                          =======     =====      =====

        In 1996, the Company recorded in its Consolidated Statement of Operations the cost of $410 million before taxes as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of the losses associated with the settlement. Charges were also recorded in 1996 for estimated additional sales practices costs totaling $715 million before taxes.

        In 1997, management increased the estimated liability for the cost of remedying policyholder claims by $1,640 million before taxes. This increase was based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received. The Company also recorded additional charges of $390 million before taxes to recognize the increase in estimated total additional sales practices costs.

        In 1998, the Company recorded an additional charge of $510 million before taxes to recognize the increase of the estimated total cost of remedying policyholder claims to a total of $2,560 million before taxes. This increase was based on (i) estimates derived from an analysis of claims actually remedied (including interest); (ii) a sample of claims still to be remedied; (iii) an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision; and (iv) an estimate of an additional liability associated with the results of an investigation by a court-appointed independent expert regarding the impact of the Company's failure to properly implement procedures to preserve all documents relevant to the class action and remediation program. The Company also recorded additional charges of $640 million before taxes to recognize the increase in estimated total additional sales practices costs.

        In 1999, the Company recorded an increase of $199 million of the estimate of total additional sales practices costs. This was offset by a $99 million release of the previously recorded liability relative to remedy costs reflecting a decrease in the estimate of the total costs of remedying policyholder claims.

        In 2000, the Company recorded an increase of $54 million of the estimate of total additional sales practices costs. This was partially offset by a $54 million release of the previously recorded liability relative to remedy costs reflecting a decrease in the estimate of the total costs of remedying policyholder claims.

        In addition, the Company retained all liabilities for the litigation associated with its discontinued healthcare business that existed at the date of closing with Aetna (August 6, 1999), or is commenced within two years

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

17.     CONTINGENCIES AND LITIGATION (CONTINUED)

        of that date, with respect to claims relating to events that occurred prior to the closing date. This litigation includes purported class actions and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, and contract disputes with provider groups and former policyholders. Some of the purported class actions challenge practices of the Company's former managed care operations and assert nationwide classes. On October 23, 2000, by Order of the Judicial Panel on Multi-district Litigation, a number of these class actions were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida in a consolidated proceeding captioned In Re Managed Care Litigation. Some of these class actions allege, among other things, misrepresentation of the level of services and quality of care, failure to disclose financial incentive agreements with physicians, interference with the physician-patient relationship, breach of contract and fiduciary duty, violations of and conspiracy to violate RICO, deprivation of plaintiffs' rights to the delivery of honest medical services and industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The remedies sought include unspecified damages, restitution, disgorgement of profits, treble damages, punitive damages and injunctive relief. This litigation is in the preliminary stages.

        The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

18.     OTHER EVENTS

        The Company is currently seeking to acquire Kyoei Life Insurance Co., Ltd. ("Kyoei"), a financially troubled Japanese life insurer, subject to final completion of reorganization proceedings involving Kyoei under the Corporate Reorganization Law of Japan ("Reorganization Law"). Pursuant to these proceedings, on April 2, 2001, the Tokyo District Court approved a reorganization plan ("Reorganization Plan") providing for the restructuring of Kyoei's assets and liabilities. The Reorganization Plan is expected to become effective in April 2001. The Reorganization Plan includes the extinguishment of all existing stock of Kyoei for no consideration and the issuance of one million new shares of common stock. Under the Reorganization Plan, the Company will contribute approximately $437 million in cash to Kyoei's capital and acquire 100% of Kyoei's newly issued common stock and provide approximately $857 million to Kyoei in the form of a subordinated loan. There is no assurance that the Company will complete the proposed acquisition.



                                     ******

                           PART C - OTHER INFORMATION

ITEM 28. FINANCIAL STATEMENTS AND EXHIBITS

(a)   FINANCIAL STATEMENTS


    (1) Financial Statements of The Prudential Variable Contract Account-2 (Registrant) consisting of the Statement of Net Assets, as of December 31, 2000; the Statement of Operations for the period ended December 31, 2000; the Statements of Changes in Net Assets for the periods ended December 31, 2000 and 1999; and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement)


    (2) Financial Statements of The Prudential Insurance Company of America (Depositor) consisting of the Statements of Financial Position as of December 31, 2000 and 1999; the Statements of Operations and Changes in Surplus and Asset Valuation Reserve and the Statements of Cash
        Flows for the years ended December 31, 2000 and 1999 and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement)

    (b)  EXHIBITS


 (1)  Resolution of the Board of Directors     Incorporated by Reference to Exhibit (1)
      of The Prudential Insurance              to Post-Effective Amendment No. 54 to this
      Company of America establishing          Registration Statement filed April 30, 1999
      The Prudential Variable Contract
      Account-2

 (2)  Rules and Regulations of The             Filed herewith.
      Prudential Variable Contract
      Account-2

 (3)  Form of Custodian Agreement              Incorporated by Reference to Exhibit (3)
      with Investors Fiduciary Trust           to Post-Effective Amendment No. 52 to this
      Company                                  Registration Statement filed via EDGAR on April 29,
                                               1998

 (4) (i) Management Agreement between          Filed herewith.
     Prudential Investments Fund
     Management LLC and The Prudential
     Variable Contract Account-2.

     (ii) Subadvisory Agreement between        Filed herewith.
     Jennison Associates LLC and
     Prudential Investments Fund
     Management LLC

 (5) Agreement for the Sale of VCA-2           Incorporated by Reference to
     Contracts between Prudential, The         Exhibit 5(v) to Post-Effective

     Prudential Variable Contract              Amendment No. 50 to this
     Account-2 and Prudential Investment       Registration Statement
     Management Services LLC

 (6) (i) Specimen copy of group variable       Incorporated by reference to
     annuity contract Form GVA-120, with       Exhibit (4) to Post-Effective
     State modifications                       Amendment No. 32 to this
                                               Registration Statement

     (ii) Specimen copy of Group Annuity       Incorporated by reference to
     Amendment Form GAA-7764 for               Exhibit (6)(ii) to Post-Effective
     tax-deferred annuities                    Amendment No 42 to this
                                               Registration Statement

     (iii) Specimen copy of Group              Incorporated by reference to
     Annuity Amendment Form GAA-7852           Exhibit (6)(iii) to Post-Effective
     for tax-deferred annuities                Amendment No. 45 to this
                                               Registration Statement

 (7) Application form                          Incorporated by reference to
                                               Exhibit (4) of Post-Effective
                                               Amendment No. 32 to this
                                               Registration Statement

 (8) (i) Copy of the Charter of Prudential     Incorporated by reference to
     as amended to and including               Post Effective Amendment No.9 to
     November 14, 1995                         Form S-1, Registration No. 33-20083
                                               filed 4/9/97 on behalf of The Prudential
                                               Variable Contract Real Property Account

     (ii) Copy of the By-Laws of Prudential    Incorporated by reference to Form S-6, Registration
     as amended to and including May 12, 1998  No. 333-64957 filed on September 30, 1998 via
                                               EDGAR on behalf of The Prudential Variable
                                               Appreciable Account

 (11) (i) Pledge Agreement between Goldman,    Incorporated by reference to Exhibit 11 (i)
      Sachs & Co., The Prudential Insurance    to Post-Effective Amendment No. 55 to this
      Company of America and Investors         Registration Statement filed on April 28, 2000
      Fiduciary Trust Company

      (ii) Investment Accounting Agreement     Incorporated by reference to Exhibit 11 (ii)
      between The Prudential Insurance         to Post-Effective Amendment No. 55 to this
      Company of America and Investors         Registration Statement filed on April 28, 2000
      Fiduciary Trust Company.

      (iii) First Amendment to Investment      Incorporated by reference to Exhibit 11 (iii)
      Accounting Agreement between The         to Post-Effective Amendment No. 55 to this
      Prudential Insurance Company of          Registration Statement filed on April 28, 2000
      America and Investors Fiduciary
      Trust Company

      (iv) Second Amendment to Investment      Incorporated by reference to Exhibit 11 (iv)
      Accounting Agreement between The         to Post-Effective Amendment No. 55 to this
      Prudential Insurance Company of          Registration Statement filed on April 28, 2000
      America and Investors Fiduciary
      Trust Company

 (12) Opinion and Consent of Counsel           Filed herewith.

 (13) (i) Consent of independent accountants   Filed herewith.

      (ii)Powers of Attorney

      (a) Directors and Officers of            Incorporated by reference to Post-Effective
          Prudential                           Amendment No. 14 to Form S-1, Registration No. 33-20083,
                                               filed on April 10, 2001 on behalf of The Prudential
                                               Variable Contract Real Property Account

 (17)(i)   Code of Ethics of                   Filed herewith.
           The Prudential Variable
           Contract Account-2

     (ii)  Code of Ethics of                   Filed herewith.
           Prudential Investments
           Fund Management LLC

     (iii) Code of Ethics of                   Filed herewith.
           Jennison Associates LLC


ITEM 29. DIRECTORS AND OFFICERS OF PRUDENTIAL

Information about Prudential's Directors and Executive Officers appears under the heading "Directors and Officers of Prudential" in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


Registrant is a separate account of The Prudential Insurance Company of America, a mutual life insurance company organized under the laws of the State of New Jersey. The subsidiaries of Prudential are listed under Item 24 to Post-Effective Amendment No. 42 to the Form N-1A Registration Statement for The Prudential Series Fund, Inc., Registration No. 2-80896, filed on or about May 1, 2001, the text of which is hereby incorporated.


In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its other separate accounts, shares of The Prudential Series Fund, Inc., a Maryland corporation. The balance are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential's Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-10 and The Prudential Variable Contract Account-11, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940, and with The Prudential Variable Contract Account-24, a separate account of Prudential registered as a unit investment trust.

Prudential is a mutual insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

ITEM 31. NUMBER OF CONTRACTOWNERS


As of February 28, 2001, the number of contractowners of qualified and non-qualified contracts offered by Registrant was 512.


ITEM 32. INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of The Prudential Insurance Company of America (Prudential), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law 27, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit (6)(b) of Form S-6, Registration No. 333-64957, filed September 30, 1998, on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 33. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     (a) Prudential Investments Fund Management LLC (PIFM)

The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (file No. 801-31104).

The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark NJ 07102-4077.


  NAME AND ADDRESS              POSITION WITH PIFM                                    PRINCIPAL OCCUPATIONS
  ----------------              ------------------                                    ---------------------
David R. Odenath, Jr.      Officer in Charge, President,      Officer in Charge, President, Chief Executive Officer and Chief
                           Chief Executive Officer            Operating Officer, PIFM; Executive Vice President, The Prudential
                           and Chief Operating Officer        Insurance Company of America (Prudential)

Catherine A. Brauer        Executive Vice President           Executive Vice President, PIFM

Robert F. Gunia            Executive Vice President           Executive Vice President and Chief Administrative Officer, PIFM;
                           and Chief Administrative Officer   Vice President; President, Prudential Investment Management
                                                              Services LLC (PIMS)

William V. Healey          Executive Vice President           Executive Vice President, Chief Legal Officer and Secretary,
                           Chief Legal Officer                PIFM; Vice President and Corporate Counsel, Prudential; Senior
                           and Secretary                      Vice President, Chief Legal Officer and Secretary, PIMS

Marc S. Levine             Executive Vice President           Executive Vice President, PIFM

Judy A. Rice               Executive Vice President           Executive Vice President, PIFM

Ajay Sawhney               Executive Vice President           Executive Vice President, PIFM

Lynn M. Waldvogel          Executive Vice President           Executive Vice President, PIFM


     (c) Jennison Associates LLC


     The business and other connections of the directors and executive officers of Jennison Associates LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is hereby incorporated by reference.


ITEM 34. PRINCIPAL UNDERWRITER

(a) Prudential Investment Management Services LLC (PIMS)


     PIMS is distributor for Cash Accumulation Trust, COMMAND Government Fund, COMMAND Money Fund, COMMAND Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Diversified Funds, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential's Gibraltar Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential International Bond Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Series, Target Funds, The Prudential Investment Portfolios, Inc., and the Target Portfolio Trust.



     PIMS is also distributor of the following unit investment trusts: Separate
Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account. The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.



(b) Information regarding the Officers and Directors of PIMS is set forth below.


                   Name and Principal                 Position and Offices                     Positions and Offices
                   Business Address                   with Underwriter                         with Registrant
                   ----------------                   ----------------                         ---------------

                   Robert F. Gunia***                President                                Vice President

                   William V. Healey***              Senior Vice President, Secretary and     Assistant Secretary
                                                     Chief Legal Officer

                   Margaret M. Deverell***           Vice President and                       None
                                                     Chief Financial Officer

                   Stuart A. Abrams**                Senior Vice President and                None
                                                     Compliance Officer

                   Bernard B. Winograd               Executive Vice President                 None



-------------------------
**    Principal Business Address: 213 Washington Street, Newark, NJ  07102
***   Principal Business Address: 100 Mulberry Street, Newark, NJ  07102

(c) Reference is made to the Sections entitled "Summary-Charges" and "Contract Charges" in the prospectus (Part A of this Registration Statement) and "Sale of Group Variable Annuity Contracts" in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 35. LOCATION OF ACCOUNTS AND RECORDS

The names and addresses of the persons who maintain physical possession of the accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are:

    The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777

    The Prudential Insurance Company of America, 56 North Livingston Avenue, Roseland, New Jersey 07068

    The Prudential Insurance Company of America c/o Prudential Defined Contribution Services 30 Scranton Office Park Scranton, Pennsylvania 18507-1789

    Prudential Investments Fund Management LLC, 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102

    State Street Bank and Trust Company 801 Pennsylvania, Kansas City, Missouri 64105

ITEM 36. MANAGEMENT SERVICES

NOT APPLICABLE

ITEM 37. UNDERTAKINGS

The Prudential Insurance Company of America (Prudential) represents that the fees and charges deducted under the Contract in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section. Registrant also undertakes (1) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old as long as payment under the contracts may be accepted;
(2) to affix to the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information or to include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information; and (3) to deliver any Statement of Additional Information promptly upon written or oral request.

Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

                      REPRESENTATION PURSUANT TO RULE 6c-7

Registrant represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 in connection with the sale of its group variable contracts to participants in the Texas Optional Retirement Program. Registrant also represents that it has complied with the provisions of paragraphs (a) - (d) of the Rule.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf, in the City of Newark, and State of New Jersey on this 30th day of April, 2001.



                          THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2
                          By: David R. Odenath, Jr.


                              /s/ DAVID R. ODENATH, JR.
                              --------------------------------
                              David R. Odenath, Jr.
                              Chairman of the VCA-2 Committee


                                   SIGNATURES

    As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                            SIGNATURE                          TITLE                                   DATE
                  ----------------------------      ----------------------------                ----------------

                  /s/DAVID R. ODENATH, JR.          Chairman, The Prudential Variable Contract     April 30, 2001
                  ----------------------------      Account-2 Committee
                  David R. Odenath, Jr.

                  /s/GRACE C.TORRES                 Treasurer and Principal                        April 30, 2001
                  ----------------------------      Financial and Accounting Officer
                  Grace Torres

                  /s/SAUL K. FENSTER                Member, The Prudential Variable Contract       April 30, 2001
                  ----------------------------      Account-2 Committee
                  Saul K. Fenster

                  /s/W. SCOTT McDONALD, JR.         Member, The Prudential Variable Contract       April 30, 2001
                  ----------------------------      Account 2 Committee
                  W. Scott McDonald, Jr.

                  /s/JOSEPH WEBER                   Member, The Prudential Variable Contract       April 30, 2001
                  ----------------------------      Account-2 Committee
                  Joseph Weber

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Prudential Insurance Company of America has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on this 30th day of April, 2001.


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                                     By:   /s/   DAVID R. ODENATH, JR.
                                           ---------------------------------
                                                David R. Odenath, Jr.
                                                Executive Vice President


    As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following Directors and Officers of The Prudential Insurance Company of America in the capacities and on the dates indicated.


                      SIGNATURE                          TITLE                                   DATE
            ----------------------------      ----------------------------                ----------------

                *ARTHUR F. RYAN                   Chairman of the Board,
            ----------------------------          Chief Executive Officer
                Arthur F. Ryan                    and President

                *FRANKLIN E. AGNEW
            ----------------------------
                 Franklin E. Agnew                            Director

                *FREDERIC K. BECKER
            ----------------------------
                 Frederic K. Becker                           Director

                *MARTIN A. BERKOWITZ
            ----------------------------
                Martin A. Berkowitz               Senior Vice President

                *RICHARD J. CARBONE
            ----------------------------        Senior Vice President and
                Richard J. Carbone                Chief Financial Officer                    April 30, 2001

                *JAMES G. CULLEN
            ----------------------------
                 James G. Cullen                              Director

                *CAROLYNE K. DAVIS
            ----------------------------
                 Carolyne K. Davis                            Director

                *ROGER A. ENRICO
            ----------------------------
                 Roger A. Enrico                              Director

                *ALLAN D. GILMOUR
            ----------------------------
                 Allan D. Gilmour                             Director

                *WILLIAM H. GRAY, III
            ----------------------------
                 William H. Gray, III                         Director

                *JON F. HANSON
            ----------------------------
                 Jon F. Hanson                                Director

                *GLEN H. HINER, JR.
            ----------------------------
                Glen H. Hiner, Jr.                            Director

                *CONSTANCE J. HORNER
            ----------------------------
                Constance J. Horner                           Director

                *GAYNOR KELLEY
            ----------------------------
                Gaynor Kelley                                 Director

                *BURTON G. MALKIEL
            ----------------------------
                 Burton G. Malkiel                            Director

                *IDA F.S. SCHMERTZ
            ----------------------------
                Ida F.S. Schmertz                             Director

                *CHARLES R. SITTER
            ----------------------------
                 Charles R. Sitter                            Director

                *DONALD L. STAHELI
            ----------------------------
                 Donald L. Staheli                            Director

                *RICHARD M. THOMSON
            ----------------------------
                 Richard M. Thomson                           Director

                *JAMES A. UNRUH
            ----------------------------
                James A. Unruh                                Director            April 30, 2001

                *P. ROY VAGELOS, M.D.
            ----------------------------
                 P. Roy Vagelos, M.D.                         Director

                *STANLEY C. VAN NESS
            ----------------------------
                 Stanley C. Van Ness                          Director

                *PAUL A. VOLCKER
            ----------------------------
                 Paul A. Volcker                              Director

                *ANTHONY S. PISZEL
            ----------------------------
                Anthony S. Piszel                       Vice President
                                                        and Controller



                                                 *By: /s/ JONATHAN D. SHAIN
                                                     ---------------------------
                                                          Jonathan D. Shain
                                                          (Attorney-in-Fact)

                                  EXHIBIT INDEX


(2)     Rules and Regulations of The
        Prudential Variable Contract Account-2                  Filed herewith.

(4)     (i) Management Agreement between
        Prudential Investments Fund Management LLC
        and The Prudential Variable Contract Account-2          Filed herewith.

        (ii) Subadvisory Agreement between
        Jennison Associates LLC and The Prudential
        Variable Contract Account-2                             Filed herewith.

(12)    Opinion and Consent of Counsel                          Filed herewith.

(13)    (i) Consent of independent accountants                  Filed herewith.

(17)    (i) Code of Ethics of The Prudential Variable
        Contract Account-2                                      Filed herewith.

        (ii) Code of Ethics of Prudential Investments
        Fund Management LLC                                     Filed herewith.

        (iii) Code of Ethics of Jennison Associates LLC.        Filed herewith.